$200,000,000

                        CREDIT AGREEMENT

                  dated as of November 1, 1994

                              among

                   REEBOK INTERNATIONAL LTD.

                          as Borrower

                              and

                    THE BANKS NAMED HEREIN

                          as Lenders

                              and

                         CREDIT SUISSE

                    as Administrative Agent

                        and as Arranger



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                        TABLE OF CONTENTS

Section                                                      Page

                            ARTICLE I

                DEFINITIONS AND ACCOUNTING TERMS

1.01      Certain Defined Terms ............................   1

1.02      Computation of Time Periods ......................  17

1.03      Accounting Terms .................................  17

1.04      Construction .....................................  17

                            ARTICLE II

                  AMOUNTS AND TERMS OF THE LOANS

2.01      The Facility .....................................  18

                    (a) Revolving Loans and Swing Line
                        Loans ..............................  18

                    (b) Bid Rate Loans .....................  19

                    (c) Eurodollar Rate Loans ..............  23

                    (d) Authorized Persons .................  23

                    (e) Notice Irrevocable .................  23

                    (f) Funding ............................  24

                    (g) Several Obligations ................  24

                    (h) Use of Proceeds ....................  24

2.02      Interest .........................................  25

                    (a) Base Rate Loans ....................  25

                    (b) Eurodollar Rate Loans ..............  25

                    (c) Bid Rate Loans .....................  25

                    (d) Default Interest ...................  25


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Section                                                      Page

2.03      Conversion of Loans; Continuation of Eurodollar
          Rate Loans .......................................  26

                    (a) Optional Conversion;
                        Continuation .......................  26

                    (b) Mandatory Conversion ...............  27

2.04      Fees .............................................  27

                    (a) Facility Fee .......................  27

                    (b) Administrative Agent's Fees ........  28

                    (c) Payment; Fees Fully Earned .........  28

2.05      Reduction of the Commitments; Prepayment and
          Repayment ........................................  28

                    (a) Optional Facility Reduction ........  28

                    (b) Facility Termination ...............  29

                    (c) Optional Prepayment ................  29

                    (d) Mandatory Prepayment ...............  29

                    (e) Repayment ..........................  29

2.06      Increased Costs, Etc. ............................  30

                    (a) Increased Cost .....................  30

                    (b) Capital ............................  31

                    (c) Unavailability or Inadequacy of
                        Eurodollar Rate ....................  32

                    (d) Illegality .........................  32

2.07      Taxes ............................................  33

                    (a) No Withholding .....................  33

                    (b) Other Taxes ........................  34

                    (c) Indemnity ..........................  34

                    (d) Evidence of Payment ................  35

                    (e)   Change of Lending Office .........  35


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Section                                                      Page

                    (f) Survival of Covenant ...............  35

2.08      Replacement of Lender in Event of Adverse
          Condition ........................................  35

2.09      Payments .........................................  36

                    (a) Time for Payment ...................  36

                    (b) Computation ........................  36

                    (c) Distribution of Payments ...........  37

                    (d) Interest on Overdue Payment ........  37

2.10      Sharing of Payments, Etc. ........................  37

2.11      Compensation for Funding Losses ..................  38

2.12      Pro Rata Treatment ...............................  38

2.13      Evidence of Debt .................................  39

                           ARTICLE III

                      CONDITIONS OF LENDING

3.01      Conditions Precedent to Initial Borrowing ........  39

3.02      Conditions Precedent to Each Borrowing ...........  42

3.03      Determinations Under Section 3.01 ................  43

                           ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES

4.01      Representations and Warranties of the Borrower ...  43

                            ARTICLE V

                    COVENANTS OF THE BORROWER

5.01      Affirmative Covenants ............................  48

                    (a) Compliance with Laws, Etc. .........  48

                    (b) Payment of Taxes, Etc. .............  48

                    (c) Maintenance of Insurance ...........  48


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Section                                                      Page

                    (d) Preservation of Corporate
                        Existence, Etc. ....................  48

                    (e) Visitation Rights ..................  49

                    (f) Keeping of Books ...................  49

                    (g) Maintenance of Properties,
                        Etc. ...............................  49

                    (h) Transactions with Affiliates .......  49

                    (i) Maintenance of Consolidated Net
                        Worth ..............................  49

                    (j) Maintenance of Leverage Ratio ......  49

                    (k) Maintenance of Interest
                        Coverage Ratio .....................  49

                    (l) Reporting Requirements .............  50

5.02      Negative Covenants ...............................  52

                    (a) Liens, Etc. ........................  53

                    (b) Mergers, Etc. ......................  53

                    (c) Sales, Etc. of Assets ..............  53

                    (d) Change in Nature of Business .......  54

                    (e) Compliance with ERISA ..............  55

                    (f) Accounting Changes .................  55

                            ARTICLE VI

                        EVENTS OF DEFAULT

6.01      Events of Default ................................  55

                           ARTICLE VII

                     THE ADMINISTRATIVE AGENT

7.01      Authorization and Action .........................  59

7.02      Administrative Agent's Reliance, Etc. ............  59

7.03      Credit Suisse and Affiliates .....................  60


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Section                                                      Page

7.04      Lender Credit Decision ...........................  60

7.05      Indemnification ..................................  60

7.06      Successor Administrative Agent ...................  61

                           ARTICLE VIII

                           MISCELLANEOUS

8.01      Amendments, Etc. .................................  62

8.02      Notices, Etc. ....................................  62

8.03      No Waiver; Remedies ..............................  63

8.04      Costs and Expenses ...............................  63

8.05      Right of Set-off .................................  64

8.06      Binding Effect ...................................  65

8.07      Assignments and Participations ...................  65

8.08      Confidentiality ..................................  68

8.09      Governing Law; Submission to Jurisdiction ........  69

8.10      Execution in Counterparts ........................  70



















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                       List of Schedules

     Schedule I                 --   Domestic and Eurodollar
                                     Lending Offices of Lenders;
                                     Commitments

     Schedule 4.01(b)           --   Subsidiaries of the
                                     Borrower

     Schedule 4.01(h)           --   Pending or Threatened
                                     Litigation

     Schedule 5.02(a)           --   Existing Liens



                        List of Exhibits

     Exhibit A                  --   Form of Assignment and
                                     Acceptance

     Exhibit B-1                --   Form of Notice of Borrowing
                                     of Revolving Loans or Swing
                                     Line Loans

     Exhibit B-2                --   Form of Notice of Bid Rate
                                     Borrowing

     Exhibit C                  --   Form of Opinion of Ropes &
                                     Gray, counsel to the
                                     Borrower



















                                vi
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                        CREDIT AGREEMENT


          CREDIT AGREEMENT dated as of November 1, 1994 (as amended, supplemented or modified from time to time, this "Agreement") among REEBOK INTERNATIONAL LTD., a Massachusetts corporation (the "Borrower"), the banks and financial institutions listed on the signature pages hereof and any Additional Lender Agreement (as hereinafter defined) (together with their respective permitted assignees, the "Lenders"), and CREDIT SUISSE, a bank organized under the laws of Switzerland ("Credit Suisse"), as Administrative Agent for the Lenders (in such capacity, together with any successor appointed pursuant to Article VII, the "Administrative Agent"), and CREDIT SUISSE, as Arranger ("Arranger").


                         R E C I T A L S


          WHEREAS, the Borrower has requested that the Lenders make available to the Borrower revolving credit loans in an aggregate principal amount not to exceed $200,000,000 at any time outstanding to be used for general corporate purposes of the Borrower and to provide working capital for the Borrower, and the Lenders have agreed to make such loans upon the terms and subject to the conditions set forth in this Agreement.


                        A G R E E M E N T


          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:


                            ARTICLE I

                DEFINITIONS AND ACCOUNTING TERMS


          SECTION 1.01.  Certain Defined Terms.   As used in
this Agreement, each of the following terms shall have the meaning ascribed thereto below (such meaning to be applicable to both the singular and plural forms of the term defined):


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          "Affiliate" means, as to any Person, any other
Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling", "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power (whether or not exercised) to vote 5% or more of the securities having ordinary voting power for the election of directors of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

          "Administrative Agent" has the meaning specified in the preamble to this Agreement.

          "Administrative Agent's Account" means the account of the Administrative Agent maintained by the Administrative Agent at its office at One Liberty Plaza, 165 Broadway, New York, New York 10006, Account No. 904996602, Attention:
Loan Department/Ref.:  Reebok.

          "Administrative Agent's Fee" has the meaning specified in Section 2.04(b).

          "Agreement" has the meaning specified in the preamble hereto.

          "Applicable Lending Office" means, with respect to each Lender, such Lender's Domestic Lending Office in the case of a Base Rate Loan and such Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Loan (and the office specified in writing by such Lender in the case of a Bid Rate Loan).

          "Applicable Margin" means (i) 0.26% so long as Senior Unsecured Debt of the Borrower shall be rated at least AA- by S&P and Aa3 by Moody's, (ii) 0.30% so long as Senior Unsecured Debt of the Borrower shall be rated at least A- by S&P and A3 by Moody's, (iii) 0.335% so long as Senior Unsecured Debt of the Borrower shall be rated at least BBB+ by S&P and Baa1 by Moody's, (iv) 0.40% so long as Senior Unsecured Debt of the Borrower shall be rated at least BBB- by S&P and Baa3 by Moody's and (v) 0.675% at any other time (including, without limitation, any time that there shall be Senior Unsecured Debt of the Borrower outstanding and not rated by both S&P and Moody's); provided that if there shall be no Senior Unsecured Debt of the Borrower outstanding at any time, the Applicable Margin shall be determined by reference to the most recent


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previously existing ratings of Senior Unsecured Debt of the
Borrower.

          "Arranger" has the meaning specified in the preamble to this Agreement.

          "Assignment and Acceptance" means an assignment and acceptance made by a Lender and an assignee of such Lender, and accepted by the Administrative Agent, in substantially the form of Exhibit A hereto.

          "Base Rate" means, on any date, a rate equal to the higher of (a) the Federal Funds Rate plus one-half of one percent (0.50%) per annum or (b) the rate of interest per annum from time to time announced by the Administrative Agent as its base lending rate for commercial loans made in the United States, each as in effect on such date. The base lending rate is not necessarily the lowest rate of interest charged by the Administrative Agent in connection with extensions of credit.

          "Base Rate Loan" means a Loan that bears interest as provided in Section 2.02(a).

          "Bid Rate Borrowing" means a borrowing consisting of Bid Rate Loans made on the same day pursuant to the same
Notice of Bid Rate Borrowing by each of the Lenders whose offer to make one or more Bid Rate Loans as part of such borrowing has been accepted by the Borrower under the auction bidding procedure described in Section 2.01(b).

          "Bid Rate Loan" means a loan by a Lender to the Borrower resulting from the auction bidding procedure described in Section 2.01(b).

          "Board of Directors" of any corporation means the Board of Directors of such corporation or a duly constituted committee thereof having authority over matters to which the action proposed to be taken or authorized relates.

          "Borrower" has the meaning specified in the preamble to this Agreement.

          "Borrower's Account" means the account of the Borrower maintained by the Borrower with Credit Suisse at its office at One Liberty Plaza, 165 Broadway, New York, New
York 10006 Account No. 32878201.

          "Borrowing" means a borrowing consisting of Loans of the same Type having, in the case of Eurodollar Rate
Loans, the same Interest Period or Loans Continued as or


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Converted into Eurodollar Rate Loans having the same
Interest Period, on the same day.

          "Business Day" means a day of the year on which banks are not required or authorized to close in New York
City and, if the applicable Business Day relates to the making of, Continuation of or Conversion into Eurodollar
Rate Loans, a day on which dealings also are carried on in the London interbank market for deposits in United States dollars.

          "Capitalized Lease" means any lease of (or other agreement conveying the right to use) property, whether real, personal or mixed, by a Person, as lessee or guarantor, which would, in conformity with GAAP, be required to be accounted for as a capital lease on the balance sheet of that Person.

          "Capitalized Lease Obligations" means all obligations under Capitalized Leases of a Person that would, in conformity with GAAP, be classified as liabilities on a balance sheet of that Person.

          "Closing Date" means November 1, 1994.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Commitment" means, in the case of Revolving Loans and Swing Line Loans, with respect to each Lender that is signatory hereto, the amount set forth opposite such Lender's name on Schedule I or, if such Lender has entered into one or more Assignments and Acceptances, and with respect to each other Lender, the amount set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(c) as such Lender's "Commitment", in each case as the same may be reduced pursuant to Section 2.05.

          "Commitment Termination Date" has the meaning specified in Section 2.05(b).

          "Confidential Information" means any non-public information about the Borrower and/or any of its Subsidiaries furnished by the Borrower and/or any of its Subsidiaries to any Lender, other than any information which
(i) was publicly known or otherwise known to any such Lender at the time of disclosure, (ii) subsequently becomes publicly known through no act or omission of any such Lender, or (iii) becomes known to any Lender otherwise than


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through disclosure by the Borrower and/or any of its
Subsidiaries to such Lender.

          "Consolidated Current Assets" means, on any date of determination thereof, all assets of the Borrower and its Subsidiaries, on a consolidated basis, that, in accordance with GAAP, are required to be classified as current assets on such date, after deducting adequate reserves in each case in which a reserve is proper in accordance with GAAP.

          "Consolidated Current Liabilities" means, on any date of determination thereof, all items that, in accordance with GAAP, are required to be classified as current liabilities of the Borrower and its Subsidiaries, on a consolidated basis, on such date, including, without limitation, the current portion of long-term Debt.

          "Consolidated Interest Expense" means, for any fiscal period of the Borrower, consolidated interest expense of the Borrower and its Subsidiaries, including the portion of Capitalized Leases attributable to interest in such period, but without deduction or allowance for interest income.

          "Consolidated Net Income" means, for any fiscal period of the Borrower, the consolidated net income (or loss) of the Borrower and its Subsidiaries for such period taken as a single accounting period determined in conformity with GAAP, provided that there shall be excluded therefrom
(i) the income (or loss) of any Person (other than Subsidiaries of the Borrower) in which any other Person (other than the Borrower or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of its Subsidiaries by such Person during such period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of or is merged into or consolidated with the Borrower or any of its Subsidiaries or that Person's assets are acquired by the Borrower or its Subsidiaries and (iii) the income of any Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary is not at the time permitted by operation of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary.

          "Consolidated Net Worth" means, on any date of determination thereof, the excess of Consolidated Total
Assets over Consolidated Total Liabilities, provided that there shall be deducted therefrom, with respect to each


                                5
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Subsidiary that is not wholly-owned, directly or indirectly, by the Borrower, an amount (if greater than zero) equal to the product of (a) stockholders' equity of such Subsidiary determined in conformity with GAAP multiplied by (b) the percentage of common equity or its equivalent of such Subsidiary not owned by the Borrower or another Subsidiary of the Borrower, expressed as a decimal.

          "Consolidated Total Assets" means, on any date of determination thereof, total assets of the Borrower and its Subsidiaries, determined in conformity with GAAP.

          "Consolidated Total Liabilities" means, on any date of determination thereof, total liabilities of the Borrower and its Subsidiaries, determined in conformity with GAAP, including without limitation, Debt, trade payables, accrued liabilities and contingent liabilities, to the extent required to be reflected as liabilities on a consolidated balance sheet of the Borrower and its Subsidiaries prepared in conformity with GAAP.

          "Contingent Obligation" means, as to any Person, any obligation, direct or indirect, contingent or otherwise, of such Person (i) with respect to any Debt or other obligation or liability of another Person, including without limitation any direct or indirect guaranty of such Debt, obligation or liability, endorsement (other than for collection or deposit in the ordinary course of business) thereof or discount or sale thereof by such Person with recourse to such Person, or any other direct or indirect obligation, by agreement or otherwise, to purchase or repurchase any such Debt, obligation or liability or any security therefor, or to provide funds for the payment or discharge of any such Debt, obligation or liability (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), (ii) to provide funds to maintain working capital or equity capital of another Person or otherwise to maintain the net worth, solvency or financial condition of such other Person, (iii) to make payment for any products, property, securities or services regardless of delivery or non-delivery thereof, if the purpose of any such agreement so to do is to provide assurance that another Person's Debt, obligation or liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of another Person's Debt, obligation or liability will be protected (in whole or in part) against loss in respect thereof, or (iv) otherwise to assure or hold harmless the holders of Debt or other obligation or liability of another Person against loss in respect thereof; provided, however, that any guaranty or agreement in the nature of guaranty


                                6
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made by the Borrower in respect of obligations of a
Subsidiary of the Borrower under or in respect of a trade letter of credit shall constitute a Contingent Obligation only if and to the extent that (i) such obligations constitute Debt of such Subsidiary or (ii) the Borrower's obligations in respect of such guaranty are required to be reflected as liabilities on a consolidated balance sheet of the Borrower and its Subsidiaries prepared in accordance with GAAP. The amount of any Contingent Obligation shall be an amount equal to the amount of the Debt, obligation or liability guaranteed or otherwise supported thereby, without regard to any right of reimbursement, contribution or indemnity.

          "Continuation" or "Continue" each refers to the continuation, upon expiration of an Interest Period with respect thereto, of Eurodollar Rate Loans constituting part of the same Borrowing as Eurodollar Rate Loans for a successive Interest Period pursuant to Section 2.03.

          "Conversion", "Convert" and "Converted" each refers to a conversion of Loans of one Type into Loans of the other Type pursuant to Section 2.03.

          "Debt" of any Person means, without duplication,
(i) all obligations of such Person for borrowed money;
(ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable and trade letters of credit (other than such letters of credit included in "Debt" by operation of clause (vi) hereof), and other similar accrued current liabilities in respect of such obligations, arising in the ordinary course of business; (iv) all Capitalized Lease Obligations of such Person; (v) all obligations or liabilities of others secured by a lien on any asset owned by such Person, whether or not such obligation or liability is assumed by such Person;
(vi) all obligations of such Person, contingent or otherwise, in respect of letters of credit or bankers' acceptances to the extent that such obligations are required to be reflected as liabilities on a consolidated balance sheet of such Person prepared in accordance with GAAP, and
(vii) all Contingent Obligations reflected in footnotes to the financial statements of such Person.

          "Default" means any Event of Default or any event that would, with the giving of notice or the lapse of time or both, constitute an Event of Default.


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          "Domestic Lending Office" means, with respect to
any Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance or Additional
Lender Agreement pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative
Agent.

          "EBIT" means, for any fiscal period of the Borrower, Consolidated Net Income for such period plus the sum of (a) Consolidated Interest Expense for such period,
(b) income tax expense of the Borrower and its Subsidiaries for such period, (c) net extraordinary losses (added as a positive number) included in such Consolidated Net Income, and (d) other net losses (added as a positive number) incurred in such period by the Borrower or any of its Subsidiaries on the sale of assets other than asset sales in the ordinary course of business, less the sum of (x) net extraordinary gains included in Consolidated Net Income,
(y) net gains realized in such period by the Borrower or any of its Subsidiaries on the sale of assets other than asset sales in the ordinary course of business, and
(z) extraordinary non-cash credits included in determining Consolidated Net Income.

          "ERISA" means the Employee Retirement Income
Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "ERISA Affiliate" means any Person that for purposes of Title IV of ERISA is a member of the Borrower's controlled group, or under common control with the Borrower, within the meaning of Section 414 of the Code and the regulations promulgated and rulings issued thereunder.

          "ERISA Event" means (a) a reportable event, within the meaning of Section 4043 of ERISA, unless the 30-day notice requirement with respect thereto has been waived by the PBGC; (b) the provision by the administrator of any Plan of a notice of intent to terminate such Plan in a "distress termination", pursuant to Section 4041 of ERISA; (c) the cessation of operations at a facility in the circumstances described in Section 4062(e) of ERISA; (d) the withdrawal by the Borrower or an ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (e) the failure by the Borrower or any ERISA Affiliate to make a required payment to a plan which gives rise to liability under Section 302(f)(1) of ERISA; (f) the adoption of an amendment to a Plan requiring the provision of security to


                                8
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such Plan, pursuant to Section 307 of ERISA; (g) the
institution by the PBGC of proceedings to terminate a Plan, pursuant to Section 4042 of ERISA, or the occurrence of any event or condition that would constitute grounds under
Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, a Plan; or (h) the failure to maintain the minimum funding standard required by
Section 412 of the Code with respect to any Plan for a plan year, or the request or grant of a request for a waiver of such standard under Section 412(d) of the Code with respect to any Plan for a plan year.

          "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "Eurodollar Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance or Additional Lender Agreement pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

          "Eurodollar Rate" means, for any Interest Period for Eurodollar Rate Loans comprising part of the same Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing (a) the rate of interest determined by the Administrative Agent to be the arithmetic average (rounded upward to the nearest whole multiple of 1/100 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in United States dollars are offered by the principal office of any three (3) of the Reference Banks in London, England to prime banks in the London interbank market at 11:00 a.m. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to such Reference Bank's Eurodollar Rate Loan comprising part of such Borrowing to be outstanding during such Interest Period and for a period equal to such Interest Period, by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period. The Eurodollar Rate for each Interest Period for each Eurodollar Rate Loan comprising part of the same Borrowing shall be determined by the Administrative Agent on the basis of applicable rates furnished to and received by the Administrative Agent from the Reference Banks two Business Days before the first day of such Interest Period, subject, however, to the provisions


                                9
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of Section 2.06.  If three (3) Reference Banks shall be
unable or shall otherwise fail to provide notice of the applicable rate as contemplated hereby, the Eurodollar Rate shall be determined on the basis of the rate or rates provided by the remaining Reference Bank or Reference Banks.

          "Eurodollar Rate Loan" means a Loan that bears interest as provided in Section 2.02(b).

          "Eurodollar Rate Reserve Percentage" for any
Interest Period, with respect to each Eurodollar Rate Loan comprising part of the same Borrowing, means the reserve percentage (if any) applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Loans is determined) having a term equal to such Interest Period.

          "Event of Default" has the meaning specified in
Section 6.01.

          "Facility" means the aggregate amount of the Lenders' Commitments as in effect from time to time.

          "Facility Fee" has the meaning specified in
Section 2.04(a).

          "Federal Funds Rate" means, on any day, the arithmetic average of the rates quoted to the Administrative Agent as the prevailing rate per annum (rounded upward to the nearest whole multiple of 1/100 of 1%, if such average is not such a multiple) bid at approximately 11:00 a.m. New York time (or as soon thereafter as is practicable) on such day by two or more New York Federal Funds dealers of recognized standing, selected by the Administrative Agent, for the purchase at face value of Federal Funds in the secondary market with a maturity of one day.

          "Fees" means, collectively, the Administrative
Agent's Fee and the Facility Fee and all other fees payable to the Administrative Agent or the Arranger pursuant to written agreement between the Borrower and the Administrative Agent or the Arranger.


                                10
PAGE

          "Fireman Group" has the meaning specified in
Section 6.01(h).

          "GAAP" means generally accepted accounting principles in the United States of America as in effect as of the date of, and used in, the preparation of the audited consolidated financial statements referred to in
Section 4.01(f), except that, with respect to the preparation of any financial statement required to be furnished pursuant to clause (ii) or (iii) of
Section 5.01(l), "GAAP" shall mean such principles in the United States of America as in effect from time to time.

          "Indemnified Party" has the meaning specified in
Section 8.04(b).

          "Initial Date" has the meaning specified in
Section 2.07(a).

          "Insufficiency" means, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities within the meaning of Section 4001(a)(18) of ERISA.

          "Interest Coverage Ratio" means, for any period, the ratio of (i) EBIT to (ii) Consolidated Interest Expense.

          "Interest Period" means, for all Eurodollar Rate Loans that are part of the same Borrowing, the period commencing on the date of the making of such Eurodollar Rate Loans or the date of the Conversion of Base Rate Loans into such Eurodollar Rate Loans, and ending on the last day of the period selected by the Borrower pursuant to the provisions hereof and, thereafter upon Continuation of such Eurodollar Rate Loans, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions hereof. The duration of each Interest Period shall be one (1), two (2), three (3) or six (6) months (or any other interest period if available and agreed upon by the Borrower and the Administrative Agent, but such interest period shall in no event extend past the Commitment Termination Date) as the Borrower may, upon notice received by the Administrative Agent not later than 11:00 a.m. (New York City time) on the third Business Day prior to the first day of such Interest Period, select; provided, however, that:

          (a)  the Borrower may not select any Interest
     Period that ends after the Commitment Termination
     Date;


                                11
PAGE

          (b)  no more than fifteen (15) different
     Interest Periods may be in effect at any one time;

          (c)  whenever the last day of any Interest
     Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding
     Business Day, provided, however, that, if such extension would cause the last day of such Interest Period to occur in the next succeeding calendar month, the last day of such Interest
     Period shall occur on the next preceding Business
     Day; and

          (d)  whenever the first day of any Interest
     Period occurs on a day in a calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

          "Lenders" has the meaning specified in the preamble to this Agreement.

          "Leverage Ratio" means, on any date of
determination thereof, the ratio of (i) the aggregate outstanding amount of Debt of the Borrower and its Subsidiaries to (ii) Total Capitalization.

          "Lien" means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

          "Loan" means a Revolving Loan, a Swing Line Loan or a Bid Rate Loan.

          "Margin Regulations" means Regulations G, T, U and
X of the Board of Governors of the Federal Reserve System and any successor regulations thereto, as in effect from time to time.

          "Margin Stock" means "margin stock" as defined in Regulation U.

          "Moody's" means Moody's Investors Service, Inc.


                                12
PAGE

          "Multiemployer Plan" means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA and subject to Title IV thereof, to which the Borrower or any ERISA
Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions, such plan being maintained pursuant to one or more collective bargaining agreements.

          "Multiple Employer Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA and subject to Title IV thereof, that (a) is maintained by the Borrower or an ERISA Affiliate and at least one Person other than the Borrower and its ERISA Affiliates or (b) was so maintained previously, but is not currently maintained by the Borrower or its ERISA Affiliates, and in respect of which the Borrower or an ERISA Affiliate would still have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

          "Notice of Bid Rate Borrowing" has the meaning specified in Section 2.01(b).

          "Notice of Borrowing of Revolving Loans or Swing
Line Loans" has the meaning specified in Section 2.01(a).

          "Obligations" means all obligations of the Borrower under or in respect of this Agreement, including, without limitation, payment of principal, interest, Fees, charges, expenses, attorneys' fees and disbursements, indemnities and any other amounts payable by the Borrower hereunder.

          "Other Taxes" has the meaning specified in
Section 2.07(b).

          "Parent" of any Person means any corporation, partnership, joint venture, trust or estate as to which such Person is a Subsidiary.

          "PBGC" means the Pension Benefit Guaranty
Corporation, or any successor agency or entity performing substantially the same functions.

          "Permitted Liens" means (a) Liens for taxes, assessments and governmental charges or levies to the extent not required to be paid under Section 5.01(b) hereof;
(b) Liens arising by operation of law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens, in each case arising in the ordinary course of business securing


                                13
PAGE
obligations that are not overdue or which are being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained; (c) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; (d) easements, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its present purposes; (e) deposits to secure the performance of bids, trade contracts (other than for Debt), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of like nature incurred in the ordinary course of business; (f) Liens securing Debt incurred to purchase, or finance the purchase of, property or assets of the Borrower or any of its Subsidiaries, provided that any such Lien is limited to the property or assets acquired or financed and any subsequent improvements thereto; (g) Liens on the Borrower's warehouse, distribution and retail facilities located in Stoughton, Avon, and Lancaster, Massachusetts; (h) other Liens securing Debt in a principal amount that, at the time incurred, does not exceed (together with the aggregate principal amount of any other Debt secured by Liens permitted pursuant to this clause (h) then outstanding) 5% of Consolidated Net Worth; and
(i) other Liens incidental to the conduct of the business of the Borrower and its Subsidiaries or the ownership of any of their respective assets and not incurred to secure Debt, which Liens do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries; provided that no such Lien shall encumber any capital stock of any Subsidiary of the Borrower other than, to the extent such Liens arise by operation of law, Liens described in clause (a) hereof.

          "Person" means an individual, partnership, corporation, joint stock company, trust (including a business trust), unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

          "Plan" means a Single Employer Plan or a Multiple
Employer Plan.

          "Pro Rata Share" means, as to any Lender, such Lender's Commitment, expressed as a percentage of the Facility, both as in effect from time to time.

          "RBK Holdings" means RBK Holdings plc, a wholly-owned subsidiary of the Borrower.


                                14
PAGE

          "Reference Banks" means Credit Suisse, Citibank,
N.A., ABN AMRO Bank N.V., CIBC, Inc. and The First National
Bank of Boston.

          "Register" has the meaning specified in
Section 8.07(c).

          "Replacement Lender" has the meaning specified in
Section 2.08.

          "Required Lenders" means at any time Lenders
(other than Affiliates of the Borrower) holding in excess of 50% of the Commitments (other than Commitments of Lenders that are Affiliates of the Borrower) then in effect.

          "Revolving Loan" has the meaning specified in
Section 2.01(a).

          "S&P" means Standard & Poor's Corporation.

          "Senior Unsecured Debt" means unsecured, unenhanced, unsubordinated Debt of the Borrower from time to time outstanding, having an original stated maturity of more than one year from the date of issuance.

          "Single Employer Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA and subject to Title IV thereof, that (a) is maintained by the Borrower or an ERISA Affiliate and no Person other than the Borrower and its ERISA Affiliates or (b) was so maintained previously, but is not currently maintained by the Borrower or its ERISA Affiliates, and in respect of which the Borrower or an ERISA Affiliate would still have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

          "Solvent" and "Solvency" mean, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, the reasonably expected amount of such Person's obligations with respect to contingent liabilities, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in business or a transaction, and is not about to


                                15
PAGE
engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital.

          "Stock Repurchase" means any repurchase of capital stock of the Borrower or any warrants, rights or options to acquire such capital stock made by the Borrower or any of its Subsidiaries after the Closing Date, provided that any such capital stock, warrants, rights or options so repurchased shall immediately be cancelled (and may in accordance with applicable law be returned to the status of authorized and unissued capital stock of the Borrower) and in no event shall any capital stock be held as treasury stock; provided further however that the foregoing proviso shall not apply with respect to shares of capital stock of the Borrower having a value not in excess of 9,264,000 British Pounds that may be purchased by RBK Holdings pursuant to Schedule VI of the share purchase agreement dated 8 March 1991 between the Borrower and Pentland Group plc.

          "Subsidiary" of any Person means any corporation, partnership, joint venture, trust or estate of which (or in which) more than 50% of:

          (a)  the outstanding capital stock having
     Voting Power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have Voting Power upon the occurrence of any contingency),

          (b)  the interest in the capital or profits
     of such partnership or joint venture, or

          (c) the beneficial interest of such trust or estate,

is at the time directly or indirectly owned by such Person, by such Person and one or more of its Subsidiaries or by one or more of such Person's Subsidiaries.

          "Swing Line Loan" has the meaning specified in
Section 2.01(a).

          "Taxes" has the meaning specified in
Section 2.07(a).

          "Total Capitalization" means, on any date of determination thereof, the sum of (i) the aggregate outstanding amount of Debt of the Borrower and its Subsidiaries and (ii) the consolidated stockholders' equity


                                16
PAGE
of the Borrower and its Subsidiaries determined in conformity with GAAP.

          "Type" refers to the distinction between Revolving
Loans, Swing Line Loans and Bid Rate Loans.

          "Voting Power" means, with respect to securities issued by any Person, the combined voting power of all securities of such Person which are issued and outstanding at the time of determination and which are entitled to vote in the election of directors of such Person, other than securities having such power only by reason of the happening of a contingency.

          "Welfare Plan" means a welfare plan, as defined in
Section 3(1) of ERISA.

          "Withdrawal Liability" has the meaning given such term under Part 1 of Subtitle E of Title IV of ERISA.

          SECTION 1.02.  Computation of Time Periods.   In
this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

          SECTION 1.03.  Accounting Terms.   All accounting
terms not specifically defined herein shall be construed in accordance with GAAP.

          SECTION 1.04.  Construction.   References herein
to the plural form include the singular, and the singular include the plural; the word "including" is not limiting; and the word "or" is not exclusive. The words "hereof", "herein", "hereby" and "hereunder" refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, exhibit and schedule references are to articles and sections of, and exhibits and schedules to, this Agreement, unless otherwise expressly indicated.










                                17
PAGE

                           ARTICLE II

                 AMOUNTS AND TERMS OF THE LOANS


          SECTION 2.01.  The Facility.

          (a) Revolving Loans and Swing Line Loans. Each Lender severally agrees, upon the terms and subject to the conditions herein set forth, to make revolving loans (each a "Revolving Loan") and swing line loans (each a "Swing Line Loan") to the Borrower from time to time on any Business Day during the period from the Closing Date until the Business Day next preceding the Commitment Termination Date, each such Loan to be in an amount that does not exceed such Lender's Pro Rata Share of the Borrowing of which such Loan is a part and that, together with the principal amount then outstanding of all other Revolving Loans and Swing Line Loans made by such Lender, does not exceed such Lender's Commitment in effect at the time such Loan is made. The aggregate principal amount outstanding of all Loans shall in no event, at any time, exceed the then-effective Facility. Revolving Loans shall be Eurodollar Rate Loans and Swing Line Loans shall be Base Rate Loans.

               (i)  Each Borrowing of Revolving Loans or
Swing Line Loans shall be in an aggregate amount not less than $10,000,000 and in integral multiples of $1,000,000 in excess thereof, and shall consist of Loans of the same Type made on the same day by the Lenders ratably according to their respective Commitments. Within the limits of the Facility and each Lender's Commitment, and subject to the limits referred to above, the Borrower may borrow under this
Section 2.01(a), prepay pursuant to Section 2.05(c) and reborrow under this Section 2.01(a).

               (ii)  Each Borrowing pursuant to this
Section 2.01(a) shall be made pursuant to notice, given not later than 10:00 a.m. (New York City time) (A) in the case of a Borrowing comprised of Revolving Loans, on the third Business Day prior to the date of the proposed Borrowing, and (B) in the case of a Borrowing comprised of Swing Line Loans, on the Business Day on which the proposed Borrowing is to be made, in either case given by the Borrower to the Administrative Agent. The Administrative Agent shall give to each Lender notice of receipt of a Notice of Borrowing of Revolving Loans or Swing Line Loans promptly and, in any event, no later than 12:00 noon (New York City time) in the case of a Swing Line Loan and 3:00 p.m. (New York City time)


                                18
PAGE
in the case of a Revolving Loan on the date on which it is received.

               (iii)  Each notice of a Borrowing of
Revolving Loans or Swing Line Loans pursuant to this Section 2.01(a) (a "Notice of Borrowing of Revolving Loans or Swing Line Loans") shall be in substantially the form of Exhibit B-1 hereto, specifying therein (A) the date of such Borrowing, (B) the Type of Loans comprising such Borrowing,
(C) the aggregate amount of such Borrowing, and (D) in the case of a Borrowing comprised of Revolving Loans, the initial Interest Period for such Borrowing. In the case of a proposed Borrowing comprised of Revolving Loans, the Administrative Agent shall promptly notify each Lender of the applicable interest rate under Section 2.02(b). Each Lender shall, before 2:00 p.m. (New York City time) on the date of each Borrowing, make available to the Administrative Agent at the Administrative Agent's Account, in same day funds, such Lender's ratable portion of the Borrowing made on such date. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower by crediting the Borrower's Account.

          (b) Bid Rate Loans. Each Lender severally agrees that the Borrower may make Bid Rate Borrowings pursuant to this Section 2.01(b) from time to time on any Business Day during the period from the date hereof until the Commitment Termination Date in the manner set forth below; provided that, following the making of each Bid Rate Borrowing, the aggregate principal amount of all Loans then outstanding shall not exceed the then-effective Facility.

               (i)  The Borrower may request a Bid Rate
Borrowing pursuant to this Section 2.01(b) by delivering to the Administrative Agent, by telecopier, telex or cable, confirmed immediately in writing, a notice of a Bid Rate Borrowing (a "Notice of Bid Rate Borrowing"), in substantially the form of Exhibit B-2 hereto, specifying the date and aggregate amount of the proposed Bid Rate Borrowing, the maturity date for repayment of each Bid Rate Loan to be made as part of such Bid Rate Borrowing (which maturity date shall not be later than the Commitment Termination Date), the interest payment date or dates relating thereto, and any other terms to be applicable to such Bid Rate Borrowing, not later than 9:30 a.m. (New York City time) (A) at least one Business Day prior to the date of the proposed Bid Rate Borrowing, if the Borrower shall specify in the Notice of Bid Rate Borrowing that the rates of interest to be offered by the Lenders shall be fixed


                                19
PAGE
rates per annum and (B) at least four Business Days prior to the date of the proposed Bid Rate Borrowing, if the Borrower shall instead specify in the Notice of Bid Rate Borrowing that the Eurodollar Rate shall be used by the Lenders as a basis for determining the rates of interest to be offered by them. The Administrative Agent shall in turn promptly notify each Lender of each request for a Bid Rate Borrowing received by it from the Borrower by sending such Lender a copy of the related Notice of Bid Rate Borrowing.

               (ii)  Each Lender may, if, in its sole
discretion, it elects to do so, irrevocably offer to make one or more Bid Rate Loans to the Borrower as part of such proposed Bid Rate Borrowing at a rate or rates of interest specified by such Lender in its sole discretion, by notifying the Administrative Agent (which shall give prompt notice thereof to the Borrower), before 9:30 a.m. (New York City time) (A) on the date of such proposed Bid Rate Borrowing, in the case of a Notice of Bid Rate Borrowing delivered pursuant to clause (A) of paragraph (i) above and
(B) three Business Days before the date of such proposed Bid Rate Borrowing, in the case of a Notice of Bid Rate Borrowing delivered pursuant to clause (B) of paragraph (i) above, of the minimum amount and maximum amount of each Bid Rate Loan which such Lender would be willing to make as part of such proposed Bid Rate Borrowing (which amounts may, subject to the proviso to the first sentence of this Section 2.01(b), exceed such Lender's Commitment), the rate or rates of interest therefor and such Lender's Applicable Lending Office with respect to such Bid Rate Loan; provided that if the Administrative Agent in its capacity as a Lender shall, in its sole discretion, elect to make any such offer, it shall notify the Borrower of such offer before 9:15 a.m. (New York City time) on the date on which notice of such election is to be given to the Administrative Agent by the other Lenders.

               (iii)  The Borrower shall, in turn, (A)
before 10:30 a.m. (New York City time) on the date of such proposed Bid Rate Borrowing, in the case of a Notice of Bid Rate Borrowing delivered pursuant to clause (A) of paragraph
(i) above and (B) before 10:30 a.m. (New York City time) three Business Days before the date of such proposed Bid Rate Borrowing, in the case of a Notice of Bid Rate Borrowing delivered pursuant to clause (B) of paragraph (i) above, either:

               (x) cancel such Notice of Bid Rate Borrowing by giving the Administrative Agent notice to that effect, or


                                20
PAGE

               (y) accept one or more of the offers made by any Lender or Lenders pursuant to paragraph (ii) above (which acceptance shall be irrevocable) in its sole discretion, by giving notice to the Administrative Agent of the amount of each Bid Rate Loan (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, notified to the Borrower by the Administrative Agent on behalf of such Lender for such Bid Rate Loan pursuant to paragraph (ii) above) to be made by each Lender as part of such Bid Rate Borrowing (provided that the aggregate amount of such Bid Rate Borrowing shall not exceed the amount specified on the Notice of Bid Rate Borrowing delivered by the Borrower pursuant to paragraph (i) above), and reject any remaining offers made by Lenders pursuant to paragraph (ii) above by giving the Administrative Agent notice to that effect; provided that acceptance of offers may only be made on the basis of ascending rates for Bid Rate Borrowings of the same type and duration for up to the maximum amounts offered by Lenders; and provided further that if offers are made by two or more Lenders for the same type of Bid Rate Borrowing for the same duration and with the same rate of interest, in an aggregate amount which is greater than the amount requested, such offers shall be accepted on a pro rata basis based on the maximum amounts offered by such Lenders at such rate of interest.

               (iv)  If the Borrower notifies the
Administrative Agent that such Bid Rate Borrowing is cancelled pursuant to paragraph (iii)(x) above or if the Borrower rejects any offers made by Lenders pursuant to paragraph (iii)(y) above, such notification or rejection shall be irrevocable.

               (v)  If the Borrower accepts one or more of
the offers made by any Lender or Lenders pursuant to paragraph (iii)(y) above, the Administrative Agent shall in turn promptly notify (A) each Lender that has made an accepted offer as described in paragraph (ii) above, of the date and aggregate amount of such Bid Rate Borrowing and that any offer or offers made by such Lender pursuant to paragraph (ii) above have been accepted by the Borrower,
(B) each Lender that is to make a Bid Rate Loan as part of such Bid Rate Borrowing, of the amount of each Bid Rate Loan to be made by such Lender as part of such Bid Rate Borrowing, and (C) each Lender that is to make a Bid Rate Loan as part of such Bid Rate Borrowing, upon receipt, that the Administrative Agent has received forms of documents appearing to fulfill the applicable conditions set forth in


                                21
PAGE

Article III. Each Lender that is to make a Bid Rate Loan as part of such Bid Rate Borrowing shall, before 1:00 P.M. (New York City time) on the date of such Bid Rate Borrowing specified in the notice received from the Administrative Agent pursuant to clause (A) of the preceding sentence or any later time when such Lender shall have received notice from the Administrative Agent pursuant to clause (C) of the preceding sentence, make available for the account of its Applicable Lending Office to the Administrative Agent at its address referred to in Section 8.02 such Lender's portion of such Bid Rate Borrowing, in same day funds. Upon fulfillment of the applicable conditions set forth in
Article III and after receipt by the Administrative Agent of such funds, the Administrative Agent will make such funds available to the Borrower at the Administrative Agent's aforesaid address. Promptly after each Bid Rate Borrowing, the Administrative Agent will notify each Lender of the amount of the Bid Rate Borrowing and will also notify each Lender that made an offer the range of rates offered and the accepted rate (provided that such information shall not include the name of any bank that made an offer if such offer was accompanied by a written instruction to the Administrative Agent not to disclose such Bank's name).

               (vi)  The Borrower agrees to pay to the
Administrative Agent for the Administrative Agent's account an auction fee as agreed with the Administrative Agent for each Notice of Bid Rate Borrowing delivered by the Borrower to the Administrative Agent pursuant to this Section
2.01(b), whether or not a Bid Rate Borrowing is made pursuant thereto.

               (vii)  Each Bid Rate Borrowing shall be in an
aggregate amount of not less than $10,000,000 and in integral multiples of $1,000,000 in excess thereof.

               (viii) Within the limits of the Facility, and on the conditions set forth in this Section 2.01(b), the Borrower may from time to time borrow under this Section 2.01(b), repay or prepay pursuant to Section 2.05(c) or (d) below, and reborrow under this Section 2.01(b).

               (ix)  The Borrower shall repay to the
Administrative Agent for the account of each Lender which has made a Bid Rate Loan, on the maturity date of each Bid Rate Loan (such maturity date being that specified by the Borrower for repayment of such Bid Rate Loan in the related Notice of Bid Rate Borrowing delivered pursuant to subsection (b)(i) above), the then unpaid principal amount of such Bid Rate Loan.


                                22
PAGE

               (x) The Borrower shall pay interest on the unpaid principal amount of each Bid Rate Loan from the date of such Bid Rate Loan to the date the principal amount of such Bid Rate Loan is repaid in full, at the rate of interest for such Bid Rate
Loan specified by the Lender making such Bid Rate Loan in its notice with respect thereto delivered pursuant to subsection
(b)(ii) above, payable on the interest payment date or dates specified by the Borrower for such Bid Rate Loan in the related Notice of Bid Rate Borrowing delivered pursuant to subsection
(b)(i) above.

          (c)  Eurodollar Rate Loans.   Anything in
Section 2.01(a) to the contrary notwithstanding, the Borrower may not select a Eurodollar Rate Loan if (i) the aggregate amount of such Borrowing is less than $10,000,000,
(ii) the obligation of the Lenders to make Eurodollar Rate Loans, or to Continue Loans as or Convert Loans into Eurodollar Rate Loans, then is suspended pursuant to Section 2.06(c) or (d) or (iii) after giving effect to such Borrowing, the aggregate number of different Interest Periods for outstanding Eurodollar Rate Loans is greater than fifteen (15).

          (d)  Authorized Persons.   The Borrower shall
notify the Administrative Agent in writing of the names of its officers and employees authorized to request Loans on behalf of the Borrower and shall provide the Administrative
Agent with a specimen signature of each such officer or employee. The Administrative Agent shall be entitled to rely conclusively on such officer's or employee's authority to request Loans on behalf of the Borrower until the Administrative Agent receives written notice to the contrary. The Administrative Agent shall have no duty to verify the authenticity of the signature appearing on any Notice of Borrowing.

          (e)  Notice Irrevocable.   Each Notice of
Borrowing of Revolving Loans or Swing Line Loans or acceptance of an offer made by any Lender pursuant to a Notice of Bid Rate Borrowing shall be irrevocable and binding on the Borrower. In the case of any Notice of Borrowing of Revolving Loans or Swing Line Loans or acceptance of an offer made by any Lender pursuant to a Notice of Bid Rate Borrowing relating to a Borrowing that is to be comprised of Eurodollar Rate Loans, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing of Revolving Loans or Swing Line Loans or acceptance of an offer made by any Lender pursuant to a Notice of Bid Rate Borrowing for such Borrowing the


                                23
PAGE
applicable conditions set forth in Article III, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Loan to be made by such Lender as part of such Borrowing if such Loan, as a result of such failure, is not made on such date.

          (f)  Funding.   Unless the Administrative Agent
shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with Section 2.01(b)(ii), and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the Borrower severally agree to pay or repay to the Administrative Agent, forthwith on demand, such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is paid or repaid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to Loans comprising such Borrowing and (ii) in the case of such Lender, an interest rate per annum equal to the Administrative Agent's cost of funds advanced to the Borrower, as certified to such Lender by the Administrative Agent. If such Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid shall constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement.

          (g)  Several Obligations.   Each Lender's
obligation to make Loans hereunder is several and not joint. The failure of any Lender to make the Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the date of any Borrowing.

          (h)  Use of Proceeds.   The proceeds of the Loans
shall be used by the Borrower solely (i) to pay fees and expenses incurred in connection herewith, (ii) to finance its working capital requirements and (iii) for its general corporate purposes, including without limitation the refinancing of existing indebtedness. No part of the proceeds of any Loan shall be used directly or indirectly


                                24
PAGE
for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, or maintaining or extending credit to others for such purpose or for any other purpose, in any manner that violates the Margin
Regulations.

          SECTION 2.02.  Interest.  The Borrower shall pay
interest on the unpaid principal amount of each Loan owing to each Lender from the date such Loan is made until the principal amount thereof is paid in full, at the following rates per annum:

          (a)  Base Rate Loans.   Each Base Rate Loan shall
bear interest at a rate per annum equal to the Base Rate in effect from time to time, payable quarterly in arrears on the first Business Day of each January, April, July and October during such period and on the date such Base Rate
Loan (or a portion thereof, in which case interest shall be paid on such date in respect of such portion) is repaid on the Commitment Termination Date or prepaid pursuant to
Section 2.05(d).

          (b) Eurodollar Rate Loans. Each Eurodollar Rate Loan shall bear interest at a rate per annum equal at all times during each Interest Period for such Loan to the sum of (i) the Eurodollar Rate for such Interest Period for such Loan plus (ii) the Applicable Margin, payable on the last day of such Interest Period and, if such Interest Period has a duration of six (6) months or more, on the day during such Interest Period that is three (3) months after the first day of such Interest Period and, if applicable, the day that is three (3) months after the last interest payment date during such Interest Period (or, if such day is not a Business Day, on the next succeeding Business Day).

          (c)  Bid Rate Loans.   Each Bid Rate Loan shall
bear interest as specified in Section 2.01(b)(x).

          (d)  Default Interest.   Notwithstanding
Section 2.02(a), (b) or (c), upon the occurrence and during the continuation of (i) an Event of Default, other than an Event of Default described in Section 6.01(a), and upon notice to the Borrower from the Administrative Agent that the rate of interest specified in this Section 2.02(d) shall apply, commencing on the date of such notice and thereafter until such Event of Default is cured or waived in accordance with the terms hereof, or (ii) an Event of Default described in Section 6.01(a), interest on the unpaid principal amount of each Loan shall accrue at a rate per annum equal at any time to the rate of interest otherwise in effect at such


                                25
PAGE
time pursuant to Section 2.02(a), (b) or (c) plus 2% per annum.

          SECTION 2.03.  Conversion of Loans; Continuation
of Eurodollar Rate Loans.

          (a)  Optional Conversion; Continuation.   The
Borrower may, on any Business Day, by notice given to the Administrative Agent not later than 11:00 a.m. (New York City time) on the third Business Day prior to such Business Day and subject to the provisions of Section 2.06, Convert all or any portion of the Revolving Loans or Swing Line Loans comprising the same Borrowing into Loans of the other Type; provided, however, that (i) any Conversion of Revolving Loans into Swing Line Loans shall be made on, and only on, the last day of an Interest Period then applicable to such Revolving Loans unless the Borrower pays or reimburses to each Lender on the proposed Conversion date, pursuant to Section 2.11, any loss, cost, expense or liability incurred by such Lender as a result of such Conversion made on any date other than the last date of the applicable Interest Period, (ii) any Conversion of Swing Line Loans into Revolving Loans shall be in an amount not less than the minimum amount specified in Section 2.01(c), and (iii) no Conversion of any Loans shall result in more Interest Periods for outstanding Revolving Loans than permitted under Section 2.01(c). The Borrower also may, by notice given to the Administrative Agent not later than 11:00 a.m. (New York City time) on the third Business Day prior to the Business Day on which an Interest Period with respect to a Borrowing of Eurodollar Rate Loans will expire, Continue all or any portion of such Revolving Loans equal to $10,000,000 or an integral multiple of $1,000,000 in excess of that amount as Eurodollar Rate Loans, and thereupon a succeeding Interest Period in respect of such Eurodollar Rate Loans shall commence on the expiration date of the Interest Period then applicable thereto. Notwithstanding any other provision hereof, the Borrower shall not have the right to Convert Swing Line Loans into Revolving Loans or to Continue Loans as Eurodollar Rate Loans if, on the date of any such proposed Conversion or Continuation, a Default has occurred and is continuing. Each such notice of Conversion or Continuation shall, within the restrictions specified above, specify (A) the date of such Conversion or Continuation, (B) the Loans to be Converted or Continued and
(C) if a Conversion is into Eurodollar Rate Loans, and with respect to a Continuation of Eurodollar Rate Loans, the duration of the initial or successive Interest Period for such Loans. Each notice of Conversion or Continuation shall be irrevocable and binding on the Borrower.


                                26
PAGE

          (b)  Mandatory Conversion.   (i)  On the date on
which the aggregate unpaid principal amount of Eurodollar
Rate Loans comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $10,000,000, such Eurodollar Rate Loans shall automatically
Convert into Base Rate Loans.

               (ii)  If a Default occurs and is continuing
on the last day of an Interest Period applicable to a Borrowing of Eurodollar Rate Loans, then (A) such Eurodollar Rate Loans automatically shall Convert into Base Rate Loans on the last day of such Interest Period, and the Borrower shall not have the right to continue such Loans as Eurodollar Rate Loans and select a succeeding Interest Period with respect thereto and, subject to Section 2.09 hereof, any such selection of a succeeding Interest Period theretofore made pursuant to the terms hereof shall be null and void, and (B) the obligation of the Lenders to make, or to Convert Loans into, Eurodollar Rate Loans shall be suspended; provided, however, that each Eurodollar Rate Loan automatically shall be Converted into a Base Rate Loan immediately upon the Loans (or any of them) being declared to be due and payable, or becoming due and payable, pursuant to Section 6.01.

               (iii) If the Borrower shall fail to Continue any Eurodollar Rate Loans in accordance with the provisions contained in this Section 2.03, the Administrative Agent will forthwith so notify the Borrower and the Lenders, whereupon each such Eurodollar Rate Loan will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Loan.

          SECTION 2.04.  Fees.

          (a)  Facility Fee.   The Borrower agrees to pay to
the Administrative Agent, for the ratable accounts of the Lenders, a facility fee (the "Facility Fee") on the average daily Commitment of each Lender, whether used or unused, from the date hereof, in the case of each Lender that is signatory hereto, and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender, in the case of each other Lender, until the Commitment Termination Date, at the rate of (i) 0.065% per annum so long as Senior Unsecured Debt of the Borrower shall be rated at least AA- by S&P and Aa3 by Moody's, (ii) 0.075% per annum so long as Senior Unsecured Debt of the Borrower shall be rated at least A- from S&P and A3 by Moody's,
(iii) 0.09% per annum so long as Senior Unsecured Debt of the Borrower shall be rated at least BBB+ by S&P and Baa1 by Moody's, (iv) 0.15% per annum so long as Senior Unsecured


                                27
PAGE

Debt of the Borrower shall be rated at least BBB- by S&P and Baa3 by Moody's and (v) 0.20% per annum at any other time (including, without limitation, any time that there shall be Senior Unsecured Debt of the Borrower outstanding and not rated by both S&P and Moody's); provided that if there shall be no Senior Unsecured Debt of the Borrower outstanding at any time, the Facility Fee shall be determined by reference to the most recent previously existing ratings of Senior Unsecured Debt of the Borrower. The Facility Fee shall be payable quarterly in arrears on the last Business Day of each December, March, June and September, and on the Commitment Termination Date.

          (b)  Administrative Agent's Fees.   The Borrower
shall pay to the Administrative Agent, for its own account, annually in advance on the Closing Date and each anniversary of such date, a fee (the "Administrative Agent's Fee") in the amount agreed in writing between the Borrower and the Administrative Agent.

          (c)  Payment; Fees Fully Earned.   All Fees shall
be payable to the Administrative Agent or the Arranger, as the case may be, for its own account or the account of the Lenders, as the case may be, at the Administrative Agent's Account, in immediately available funds. All Fees shall be fully earned on the date such Fees become payable pursuant hereto and, when paid, shall be non-refundable, except that, with respect only to the Administrative Agent's Fee, if the Administrative Agent resigns or is removed pursuant to
Section 7.06, the retiring Administrative Agent shall return to the Borrower a portion of the annual Administrative Agent's Fee equal to (i) the amount of the Administrative Agent's Fee actually paid to the retiring Administrative Agent in respect of the year in which the Administrative Agent resigns or is removed multiplied by (ii) a fraction, the numerator of which is the number of days from the effective date of resignation or removal to the next succeeding anniversary of the Closing Date, and the denominator is 360.

          SECTION 2.05.  Reduction of the Commitments;
Prepayment and Repayment.

          (a)  Optional Facility Reduction.   The Borrower
shall have the right, upon at least ten (10) Business Days' notice to the Administrative Agent, to terminate in whole or reduce ratably in part the unused portions of the Commitments of the Lenders, provided that each partial reduction shall be in the aggregate amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof.


                                28
PAGE

          (b)  Facility Termination.   (i)  The Facility
shall be terminated on the date (the "Commitment Termination Date") that is the earlier of (x) the date which is 364 days after the Closing Date and (y) the date upon which the Borrower terminates in whole the Commitments of the Lenders in accordance with Section 2.05(a).

          (c)  Optional Prepayment.   The Borrower may, upon
at least three (3) Business Days' notice to the Administrative Agent (or, in the case of Swing Line Loans, same day notice on any Business Day) stating a proposed prepayment date and aggregate principal amount to be prepaid, and if such notice is given the Borrower shall on such date, prepay, in whole or in part in the aggregate amount stated in such notice, the outstanding principal amount of all of the Loans comprising part of the same Borrowing or Borrowings, without penalty or premium; provided, however, that, unless the entire outstanding principal amount of the Loans is then prepaid and the Facility is terminated in connection therewith, each partial prepayment shall be in an aggregate principal amount not less than $10,000,000 and in an integral multiple of $1,000,000 in excess thereof; and provided, further, that no such prepayment of a Eurodollar Rate Loan or a Bid Rate Loan shall be made other than on the last day of the Interest Period therefor or the maturity date for repayment of such Bid Rate Loan, unless such a prepayment on such other day is accompanied by payment or reimbursement to each Lender, pursuant to Section 2.11, of any loss, cost, expense or liability incurred by such Lender as a result of such prepayment on any date other than the last date of the applicable Interest Period or the maturity date for repayment of such Bid Rate Loan.

          (d)  Mandatory Prepayment.   The Borrower shall,
on each Business Day, prepay an aggregate principal amount of the Loans comprising part of the same Borrowing or Borrowings equal to the amount by which the aggregate principal amount of the Loans then outstanding exceeds the Facility in effect on such Business Day (after giving effect to any reductions in the Facility on such Business Day pursuant to the terms hereof). Payments of such amounts shall be applied first to outstanding Swing Line Loans, second to outstanding Revolving Loans and third to Bid Rate Loans.

          (e)  Repayment.   The outstanding principal amount
of the Loans, and accrued interest thereon, shall be repaid in full on the Commitment Termination Date.


                                29
PAGE

SECTION 2.06.  Increased Costs, Etc.

          (a)  Increased Cost.   Except as to taxes, levies,
imposts, deductions, charges or withholdings, if either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements included in the Eurodollar Rate Reserve Percentage) in or in the interpretation of any law or regulation or (ii) the compliance by any Lender or its Eurodollar Lending Office with any guideline or request from any central bank or other governmental authority, in any case introduced, changed, interpreted or requested after the date hereof (whether or not having the force of law), shall either (x) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, any Lender or (y) impose on any Lender or any Person controlling such Lender any other condition relating to this Agreement or such Lender or such Person or the Eurodollar Rate Loans made by such Lender, and the result of any event referred to in clause (i) or (ii) shall be to increase the cost to any Lender or any Person controlling such Lender of agreeing to make or making, funding or maintaining Eurodollar Rate Loans, then the Borrower shall from time to time, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender such additional amounts as may be required to compensate such Lender or such Person for such increased cost; provided, however, that such Lender shall designate a different Eurodollar Lending Office if, in the sole judgment of the Lender, such designation would reduce such additional amounts payable to such Lender by the Borrower and would not, in the sole judgment of such Lender, be disadvantageous in any manner to such Lender or any Person controlling such Lender and provided further that (A) each Lender shall use its best efforts to notify the Borrower and the Administrative Agent as to the existence of any change of circumstance described above in this subsection (a) as promptly as practical after such Lender gains knowledge thereof and is able to determine that such change will result in increased costs hereunder, but the failure to give such notice shall not (subject to clause (B) below) affect the right of any Lender to any payment to which it would otherwise be entitled hereunder and (B) the Borrower shall not be obligated to compensate such Lender for any costs incurred for any period after the Lender gains knowledge of the change of circumstance and is able to determine that such change will result in increased costs and prior to the date that is sixty (60) days before the date upon which notice of such change is first given to Borrower as required by clause (A) above. A certificate as to the amount of such


                                30
PAGE
increased cost and the manner of computation thereof, submitted to the Borrower by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

          (b)  Capital.   If any Lender determines that the
adoption or effectiveness after the date of this Agreement of any treaty, law, rule, regulation or guideline in regard to capital adequacy, or any change after the date of this Agreement in, or in the application of, any such treaty, law, rule, regulation or guideline (whether or not in effect on the date of this Agreement and whether or not then scheduled or anticipated to take effect thereafter), or any change after the date of this Agreement in the interpretation or administration thereof by any central bank or other governmental or monetary authority charged with the interpretation or administration thereof, or compliance by the Lender or either of its Applicable Lending Offices or any Person controlling the Lender with any interpretation, directive, request, order or decree introduced after the date of this Agreement in regard to capital adequacy (whether or not having the force of law) by any such central bank or other governmental or monetary authority has or would have the effect of reducing the rate of return on the capital of or maintained by the Lender or any Person controlling the Lender as a consequence of the Lender's Loans or Commitment hereunder, and other loans or commitments of this type, by increasing the amount of capital required or expected to be maintained by such Lender or any Person controlling such Lender, to a level below that which the Lender or such Person could have achieved but for such adoption, effectiveness, change or compliance (taking into account the Lender's or such Person's policies with respect to capital adequacy), then the Borrower shall, from time to time, pay to the Lender, upon demand by such Lender (with a copy of such demand to the Administrative Agent), such additional amounts as may be specified by such Lender as being sufficient to compensate such Lender for such reduction in return, to the extent that the Lender determines such reduction to be attributable to the existence, issuance or maintenance of its Loans or Commitment; provided that (A) each Lender shall use its best efforts to notify the Borrower and the Administrative Agent as to the existence of any change of circumstance described above in this subsection (b) as promptly as practical after such Lender gains knowledge thereof and is able to determine that such change will result in additional amounts hereunder, but the failure to give such notice shall not (subject to clause (B) below) affect the right of any Lender to any payment to which it would otherwise be entitled hereunder and (B) the Borrower shall not be obligated to


                                31
PAGE
compensate such Lender for any such reduction attributable to any period after the Lender gains knowledge of the change of circumstance and is able to determine that such change will result in increased costs and prior to the date that is sixty (60) days before the date upon which notice of such change is first given to Borrower as required by clause (A) above. A certificate as to such amounts submitted to the Borrower by such Lender shall be conclusive and binding for all purposes, absent manifest error.

          (c)  Unavailability or Inadequacy of Eurodollar
Rate.   If, with respect to any proposed borrowing or
Continuation of, or Conversion of Base Rate Loans into, Eurodollar Rate Loans, (i) each Reference Bank notifies the Administrative Agent that it has determined that, for any reason, appropriate quotations are not available to it in the London interbank market for purposes of determining the Eurodollar Rate, or (ii) Required Lenders notify the Administrative Agent that the Eurodollar Rate for the Interest Period proposed to be applicable to such Loans will not adequately reflect the cost to such Lenders of making, funding or maintaining such Eurodollar Rate Loans for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower and the Lenders, whereupon (x) each Eurodollar Rate Loan proposed to be Continued will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Loan and (y) the obligation of the Lenders to make, or to Convert Loans into, Eurodollar Rate Loans shall be suspended until the Administrative Agent shall notify the Borrower that, in the case of clause (i), the Administrative Agent has, and, in the case of clause (ii), Required Lenders have, determined that the circumstances causing such suspension no longer exist.

          (d)  Illegality.   Notwithstanding any other
provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Loans or to continue to fund or maintain Eurodollar Rate Loans hereunder, then, on notice thereof and demand therefor by such Lender to the Borrower through the Administrative Agent, (i) each Eurodollar Rate Loan will automatically, upon such demand, Convert into a Base Rate Loan and (ii) the obligation of the Lenders to make, or to Convert Loans into, Eurodollar Rate Loans shall be suspended until the Administrative Agent shall notify the Borrower that such Lender has determined that the circumstances causing such


                                32
PAGE
suspension no longer exist. Before giving any such notice and demand to the Administrative Agent pursuant to this
Section 2.06(d), such Lender shall designate a different Eurodollar Lending Office if such designation would avoid the need for giving such notice and demand and would not, in the judgment of such Lender, be otherwise disadvantageous to such Lender.

          SECTION 2.07.  Taxes.

          (a)  No Withholding.   Any and all payments by the
Borrower hereunder shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, (i) in the case of each Lender and the Administrative Agent, taxes imposed on its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or any political subdivision or taxing authority thereof or therein, (ii) in the case of each Lender, taxes imposed on its net income, and franchise taxes imposed on it, by the jurisdiction of such Lender's principal office or Applicable Lending Office or any political subdivision or taxing authority thereof or therein and (iii) in the case of each Lender, United States withholding tax payable with respect to payments hereunder under laws (including, without limitation, any statute, treaty, ruling, determination or regulation) in effect on the Initial Date, but not excluding any United States withholding tax payable as a result of any change in (including, without limitation, any change in interpretation thereof) such laws occurring after the Initial Date (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). For purposes of this
Section 2.07, the term "Initial Date" shall mean, in the case of each Lender signatory hereto, the Closing Date and, in the case of each Lender other than a Lender signatory hereto, the date of the Assignment and Acceptance or the Additional Lender Agreement, as the case may be, pursuant to which it becomes a Lender. If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Agent, (x) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.07) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (y) the Borrower shall make such deductions and (z) the Borrower shall pay the full amount


                                33
PAGE
deducted to the relevant taxation authority or other authority in accordance with applicable law; provided, however, that any such Lender shall designate a different Applicable Lending Office if, in the sole judgment of the Lender, such designation would avoid the need for, or reduce the amount of, any Taxes required to be deducted from or in respect of any sum payable hereunder to any Lender or the Administrative Agent and would not, in the sole judgment of such Lender, be otherwise disadvantageous in any manner to such Lender or contrary to its policies. Notwithstanding the foregoing, the Borrower shall have no obligation to pay any amount to or for the account of any Lender or the Administrative Agent on account of any Taxes pursuant to this Section 2.07 to the extent such amount results from the failure of any Lender or the Administrative Agent to deliver to the Borrower and the Administrative Agent, on or before the date payment is due by the Borrower to such Lender or the Administrative Agent, two (2) duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or any successor applicable form, as the case may be, certifying that the Lender or the Administrative Agent is entitled to receive such payments without deduction or withholding of United States Federal income taxes, if either such form or successor form would be applicable.

          (b)  Other Taxes.   In addition to making all
payments to be made hereunder free and clear of Taxes, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies (which shall not, in any event, include any transfer or other Taxes that arise or are incurred or imposed solely as a result of transfer or assignment by a Lender of all or any portion of its Loans or its Commitment) that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement (hereinafter referred to as "Other Taxes").

          (c)  Indemnity.   The Borrower will indemnify,
within 30 days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor, each Lender and the Administrative Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.07) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally assessed.


                                34
PAGE

          (d)  Evidence of Payment.   Within 30 days after
the date of any payment of Taxes, the Borrower will furnish to the Administrative Agent, at its address referred to in
Section 8.02, the original or a certified copy of a receipt evidencing payment thereof. If no Taxes are payable in respect of any payment hereunder, the Borrower will furnish to the Administrative Agent, at such address, a certificate from each appropriate taxing authority, or an opinion of counsel acceptable to the Administrative Agent, in either case stating that such payment is exempt from or not subject to Taxes; provided, however, that such certificate or opinion need only be given if: (i) the Borrower makes any payment from any account located outside the United States, or (ii) the payment is made by a payor that is not a United States Person. For purposes of this Section 2.07, the terms "United States" and "United States Person" shall have the meanings set forth in Section 7701 of the Code.

          (e)  Change of Lending Office.   If a Lender shall
change its Applicable Lending Office, such Lender shall not be entitled to receive any greater payment under this
Section 2.07 than such Lender would have been entitled to receive if it had not changed its Applicable Lending Office, unless such change was made at the request of the Borrower or at a time when the circumstances giving rise to such greater payment did not exist.

          (f)  Survival of Covenant.   Without prejudice to
the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.07 shall survive the payment in full of principal and interest hereunder.

          SECTION 2.08.  Replacement of Lender in Event of
Adverse Condition.   In the event the Borrower becomes
obligated to pay additional amounts to any Lender pursuant to Section 2.06 or 2.07 as a result of any condition described therein, then, unless such Lender theretofore has removed or cured the condition creating the obligation to pay such additional amounts, the Borrower may designate another bank that is acceptable to the Administrative Agent and Required Lenders (such bank herein being referred to as a "Replacement Lender") to purchase the Loans and assume the Commitment of such Lender and such Lender's rights hereunder, without recourse to or warranty by, or expense to, such Lender for a purchase price equal to the outstanding principal amount of the Loans payable to such Lender plus any accrued but unpaid interest on such Loans and accrued but unpaid Facility Fees in respect of that Lender's Commitment, and upon such purchase and execution hereof by such Replacement Lender, such Lender shall no


                                35
PAGE
longer be a party hereto or have any rights hereunder, and the Replacement Lender shall succeed to the rights of such Lender hereunder.

          SECTION 2.09.  Payments.

          (a)  Time for Payment.   (i)  The Borrower shall
make each payment hereunder not later than 1:00 p.m. (New York City time) on the day when due in U.S. Dollars to the Administrative Agent at the Administrative Agent's Account in immediately available funds. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or Facility Fees ratably (other than payable pursuant to Section 2.06(a), 2.06(b) or 2.07) to the Lenders for the account of their Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement, provided that if such funds are received by the Administrative Agent prior to 1:00 p.m. (New York time) on any Business Day and are not distributed to any Lender by the Administrative Agent on the same Business Day, the Administrative Agent shall pay to such Lender interest thereon at the Federal Funds Rate for each day until such funds are so distributed. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to
Section 8.07(d), from and after the effective date of such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

               (ii) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest, as the case may be; provided, however, if such extension would cause payment of interest on or principal of Eurodollar Rate Loans to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

          (b)  Computation.   All computations of interest
in respect of Eurodollar Rate Loans shall be made by the Administrative Agent on the basis of a year of 360 days, and computations of interest in respect of Base Rate Loans and Fees shall be made by the Administrative Agent on the basis


                                36
PAGE
of a year of 365 days or 366 days, as the case may be, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or Fees are payable. Each determination by the Administrative Agent hereunder shall be conclusive and binding for all purposes, absent manifest error.

          (c)  Distribution of Payments.   Unless the
Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to any Lender hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each such Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each such Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the interest rate per annum certified by the Administrative Agent to such Lender to be the Administrative Agent's cost of funds with respect to such payment made to such Lender.

          (d)  Interest on Overdue Payment.   Interest on
any past due payment shall be payable on demand.

          SECTION 2.10.  Sharing of Payments, Etc.   If any
Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Loans owing to it (other than pursuant to Section 2.06(a), 2.06(b) or 2.07) in excess of its ratable share of payments on account of the Loans obtained by all the Lenders, such Lender shall so notify the Administrative Agent and forthwith purchase from the other Lenders such participations in the Loans owing to them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to
(ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by


                                37
PAGE
the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.10 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

          SECTION 2.11.  Compensation for Funding Losses.
In addition to the amounts required to be paid by the Borrower pursuant to Sections 2.06 and 2.07 hereof, the Borrower shall pay to any Lender, upon demand by such Lender, such amount or amounts as the Lender determines is or are necessary to compensate it for any loss, cost, expense or liabilities incurred (including, without limitation, any loss, cost or expense incurred by reason of the liquidation or redeployment of deposits, provided that such loss, cost or expenses shall be determined by reference to the cost to such Lender of such deposits and not by reference to the rate of interest borne by the Eurodollar Rate Loans or Bid Rate Loans paid, prepaid or Converted) by it as a result of any payment, prepayment or Conversion of a Eurodollar Rate Loan or Bid Rate Loan for any reason (including, without limitation, upon a mandatory prepayment pursuant to Section 2.05(d) or by reason of an acceleration pursuant to Section 6.01 hereof) on a date other than the last day of an Interest Period applicable to such Eurodollar Rate Loan or the maturity date for repayment of such Bid Rate Loan.

          SECTION 2.12. Pro Rata Treatment. Except to the extent otherwise provided herein, (i) each Borrowing of Swing Line Loans or Revolving Loans shall be requested from the Lenders, pro rata according to their respective Commitments, (ii) each termination or reduction of the Facility shall be applied pro rata to the respective Commitments of the Lenders, (iii) each payment or prepayment by the Borrower of principal of any Swing Line Loans or Revolving Loans shall be made for the account of the Lenders pro rata according to the aggregate outstanding amount of their respective Swing Line Loans or Revolving Loans, and
(iv) each payment by the Borrower of interest on the Swing Line Loans, Revolving Loans and Facility Fees shall be made for the account of the Lenders pro rata according to the outstanding principal amount of their respective Swing Line Loans or Revolving Loans and their respective Commitments, respectively.


                                38
PAGE

          SECTION 2.13.  Evidence of Debt.

          (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

          (b) The Register maintained by the Administrative Agent pursuant to Section 8.07(c) shall include a control account, and a subsidiary account for each Lender, in which accounts (taken together) shall be recorded (i) the date and amount of each Borrowing made hereunder, the Type of Loans comprising such Borrowing and any Interest Period applicable thereto, (ii) the terms of each Assignment and Acceptance delivered to and accepted by it, (iii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iv) the amount of any sum received by the Administrative Agent from the Borrower hereunder, and each Lender's share thereof.

          (c) The entries made in the Register shall be conclusive and binding for all purposes, absent manifest error.

                           ARTICLE III

                      CONDITIONS OF LENDING


          SECTION 3.01.  Conditions Precedent to Initial
Borrowing. The obligation of each Lender to make the initial Loan or Loans hereunder is subject to the following conditions precedent, and the acceptance by the Borrower of the proceeds of such initial Loan or Loans shall constitute a representation and warranty by the Borrower that all of such conditions (other than any such conditions that are waived in writing by the Lenders in accordance with the terms hereof) were satisfied on and as of the date of such initial Loan or Loans:

          (a)  There shall exist no action, suit,
investigation, litigation or proceeding pending or, except as disclosed in Schedule 4.01(h) hereto, threatened before any court, governmental agency or arbitrator (i) against or affecting the Borrower or any of its Subsidiaries or their respective assets or properties, in which there is a reasonable possibility of an adverse determination that could have a material adverse effect on the business,


                                39
PAGE
condition (financial or otherwise), operations, performance or properties of the Borrower, or the Borrower and its Subsidiaries, taken as a whole, or on the ability of the Borrower to perform its Obligations hereunder, or
(ii) against the Borrower or the Administrative Agent (or, as a condition only to any Lender's obligation hereunder, such Lender) that seeks to enjoin or purports to affect the legality, validity or enforceability of this Agreement or the consummation of the transactions contemplated hereby or materially adversely affect the rights of the Borrower or the Administrative Agent (or such Lender) hereunder.

          (b)  (i)  All governmental and third party
consents and approvals necessary in connection with this Agreement or the consummation of the transactions contemplated hereby shall have been obtained (without the imposition of any conditions which are not acceptable to the Lenders) and shall remain in effect; and (ii) no law or regulation shall, in the judgment of the Lenders, restrain, prevent or impose materially adverse conditions upon this Agreement or the consummation of the transactions contemplated hereby.

          (c) The Borrower shall have paid all Fees that are due and expenses (as provided in Section 8.04 and as otherwise agreed between the Borrower and the Administrative Agent, the Arranger or any Lender) of the Administrative Agent, the Arranger and the Lenders.

          (d) The Administrative Agent shall have received on or before the Closing Date the following (each dated the Closing Date, unless otherwise specified), in form and substance satisfactory to the Administrative Agent (unless otherwise specified):

               (i)  certified copies of the resolutions of
the Board of Directors of the Borrower approving this Agreement and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement;

               (ii)  a copy of the articles of organization
of the Borrower and each amendment thereto, certified as of a recent date prior to the Closing Date by the Secretary of State of The Commonwealth of Massachusetts as being a true and correct copy thereof;

               (iii)  a copy of (x) a certificate or
certificates of the Secretary of State of The Commonwealth of Massachusetts, dated as of a recent date prior to the Closing Date, listing the charter and all amendments thereto


                                40
PAGE
of the Borrower on file in his or her office and certifying that (A) such amendments are the only amendments to the Borrower's charter on file in his or her office, and (B) the Borrower is duly incorporated and in good standing under the laws of such state and (y) a certificate of the Massachusetts Department of Revenue as to the tax good standing of the Borrower under the laws of Massachusetts (or a certificate of an officer of the Borrower regarding same in form and substance reasonably satisfactory to the Administrative Agent to be followed by a certificate of the Massachusetts Department of Revenue as soon as practicable);

               (iv)  a certificate of the Borrower, signed
on behalf of the Borrower by its President or any Vice President and the Clerk or any Assistant Clerk, dated the Closing Date, certifying as to (A) the absence of any amendments to the articles of organization of the Borrower since the date of the Secretary of State's certificate referred to in Section 3.01(d)(iii), (B) a true and correct copy of the bylaws of the Borrower as in effect on the Closing Date, (C) the due organization and good standing of the Borrower as a corporation under the laws of its state of incorporation, and the absence of any proceeding for the dissolution or liquidation of the Borrower, (D) the truth in all material respects of the representations and warranties contained herein, (E) the absence of any event occurring and continuing, or resulting from the Borrowing(s) (if any), on the Closing Date that constitutes a Default and (F) as to satisfaction of the conditions precedent specified in Sections 3.01(e) and (f);

               (v)  a certificate of the Clerk or any
Assistant Clerk of the Borrower certifying as to (A) the adoption of resolutions by the Board of Directors of the Borrower in the form attached thereto authorizing and approving this Agreement, and that such resolutions have not been rescinded, modified or amended and remain in full force and effect, and (B) the names and true signatures of the officers of the Borrower authorized to sign this Agreement and the other documents to be delivered hereunder;

               (vi)  duly executed copies of this Agreement,
in number sufficient for all of the Lenders;

               (vii)  such financial, business and other
information regarding the Borrower and its Subsidiaries as the Lenders shall have reasonably requested, including, without limitation, (A) information as to possible contingent liabilities, tax information, environmental information, obligations under ERISA, collective bargaining agreements and other arrangements with employees and


                                41
PAGE

(B) audited consolidated financial statements for the period ended December 31, 1993 for the Borrower and its Subsidiaries;

               (viii)  a favorable opinion of Ropes & Gray,
counsel to the Borrower, in substantially the form of Exhibit C and hereby given upon the express instructions of the Borrower, and as to such other matters as any Lender through the Administrative Agent may reasonably request; and

               (ix)  a favorable opinion of Gibson, Dunn &
Crutcher, counsel to the Administrative Agent and the Lenders, as to such matters as the Administrative Agent may request.

          (e) As of the Closing Date, there shall have occurred no material adverse change in the business, condition (financial or otherwise), operations, performance or properties of the Borrower or of the Borrower and its Subsidiaries, taken as a whole, since December 31, 1993.

          (f) As of the Closing Date, all availability of funds and the commitments by the lenders under the $175,000,000 Credit Agreement dated as of December 7, 1992 among the Borrower, the lenders party thereto, Credit Suisse, as Agent, and Credit Suisse First Boston Limited, as Syndication Agent, shall have been fully cancelled and terminated and any and all amounts outstanding thereunder shall have been repaid in full.

          SECTION 3.02.  Conditions Precedent to Each
Borrowing. The obligation of each Lender to make a Loan (including the initial Loan or Loans) on the occasion of each Borrowing shall be subject to the prior satisfaction on the Closing Date of the conditions identified in Section
3.01 and also subject to the following conditions precedent, and the acceptance by the Borrower of the proceeds of Loans made shall constitute a representation and warranty by the Borrower, that all of such conditions (other than any such conditions that are waived in accordance with the terms hereof) were satisfied on the date of such Borrowing:

          (a) The representations and warranties contained herein shall be true and correct in all material respects on and as of the date of such Borrowing, both before and after giving effect to such Borrowing and to the application of the proceeds therefrom, as though made on and as of such date;

          (b)  No event shall have occurred and be
continuing, or circumstance shall exist, or would result


                                42
PAGE
from such Borrowing or from the application of the proceeds therefrom, that constitutes a Default;

          (c) After giving effect to such Borrowing, the aggregate principal amount of Loans then outstanding shall not exceed the Facility; and

          (d) The Administrative Agent shall have received such other approvals, opinions, documents or information as Required Lenders or the Administrative Agent may have reasonably requested.

          SECTION 3.03. Determinations Under Section 3.01. For purposes of determining compliance with the conditions specified in Section 3.01, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated hereby shall have received notice from such Lender prior to the initial Borrowing specifying its objection thereto and either such objection shall not have been withdrawn by notice to the Administrative Agent to that effect or such Lender shall not have made available to the Administrative Agent such Lender's ratable portion of such Borrowing.


                           ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES


          SECTION 4.01.  Representations and Warranties of
the Borrower. The Borrower represents and warrants as follows:

          (a)  The Borrower (i) is a corporation duly
organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified or licensed as a foreign corporation and is in good standing in each jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed (except where the failure to so qualify or be licensed would not have a material adverse effect on the Borrower and its Subsidiaries, taken as a whole) and (iii) has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. All of the outstanding


                                43
PAGE
capital stock of the Borrower has been validly issued and is fully paid and non-assessable.

          (b) Set forth on Schedule 4.01(b) hereto is a complete and accurate list of all of the Subsidiaries of the Borrower, showing as to each such Subsidiary, as of the date hereof, the jurisdiction of its incorporation, the number of shares of each class of capital stock authorized and the number outstanding, the percentage of the outstanding shares of each such class owned (directly or indirectly) by the Borrower, and the number of shares covered by all outstanding options, warrants, rights of conversion or purchase and similar rights at the date hereof. All of the outstanding capital stock of each such Subsidiary has been validly issued, is fully paid and non-assessable and all of such capital stock that is reflected on Schedule 4.01(b) as being owned (directly or indirectly) by the Borrower is owned by the Borrower or one or more of its Subsidiaries free and clear of all Liens, except Permitted Liens described in clause (a) of the definition thereof. Each such Subsidiary (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified or licensed as a foreign corporation and is in good standing in each jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed (except where the failure to so qualify or be licensed would not have a material adverse effect on the Borrower and its Subsidiaries, taken as a whole) and
(iii) has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

          (c) The execution, delivery and performance by the Borrower of this Agreement and the consummation of the transactions contemplated hereby are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene the Borrower's articles of organization or by-laws, (ii) violate any law, rule, regulation (including, without limitation, Regulation G, T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award of any court or other governmental authority, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust or lease, or any other instrument binding on or affecting the Borrower, any of its Subsidiaries or any of their properties, the contravention, violation, conflict, breach, or default with, of or under which could have a material adverse effect on the business, condition (financial or otherwise), operations, performance


                                44
PAGE
or properties of the Borrower or of the Borrower and its Subsidiaries, taken as a whole, or on the ability of the Borrower to perform its Obligations hereunder or (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Borrower or any of its Subsidiaries. Neither the Borrower nor any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which would be reasonably likely to have a material adverse effect on the business, condition (financial or otherwise), operations, performance or properties of the Borrower or of the Borrower and its Subsidiaries, taken as a whole.

          (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Borrower of this Agreement or for the consummation of the transactions contemplated thereby or hereby, except for authorizations, approvals, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect.

          (e)  This Agreement has been executed and
delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally or by application of general principles of equity.

          (f)  The consolidated balance sheet of the
Borrower and its Subsidiaries as at December 31, 1993, and the related consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the fiscal year then ended, certified by Ernst & Young, and the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as at June 30, 1994, and the related consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the fiscal quarter then ended, each fairly present the consolidated financial condition of the Borrower and its Subsidiaries as at such date and the consolidated results of the operations of the Borrower and its Subsidiaries for such fiscal period ended on such date, all in accordance with GAAP applied on a consistent basis.


                                45
PAGE

          (g) No information, exhibit or report furnished by the Borrower to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or pursuant to the terms of this Agreement, as such information, exhibit or report has been amended, supplemented or superseded by any other information, exhibit or report later delivered to the same parties receiving such information, exhibit or report, contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein, in light of circumstances in which made, not misleading.

          (h)  Except as disclosed in Schedule 4.01(h)
hereto, there is no action, suit, investigation, litigation or proceeding affecting the Borrower or any of its Subsidiaries pending or, to the best knowledge of the Borrower, threatened before any court, governmental agency or arbitrator (i) that would be reasonably likely to have a material adverse effect on the business, condition
(financial or otherwise), operations, performance or properties of the Borrower or of the Borrower and its Subsidiaries, taken as a whole, or (ii) that purports to affect the legality, validity or enforceability of this Agreement or the consummation of the transactions contemplated thereby or hereby.

          (i) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock in violation of the Margin Regulations.

          (j) No ERISA Event has occurred which resulted in a material liability that is not being contested in good faith by appropriate proceedings or has not been satisfied with respect to any Plan with an Insufficiency in excess of $5,000,000. Each Plan has complied in all material respects with the applicable provisions of ERISA and the Code.

          (k) Neither the Borrower nor any ERISA Affiliate has incurred any unpaid Withdrawal Liability, or is reasonably expected to incur any Withdrawal Liability, to any Multiemployer Plan, which is or would not be contested in good faith by appropriate proceedings, in an amount in excess of $5,000,000.

          (l) Neither the business nor the properties of the Borrower or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, or other casualty (whether or not covered by


                                46
PAGE
insurance) that would be reasonably likely to have a material adverse effect on the business, condition
(financial or otherwise), operations, performance or properties of the Borrower or the Borrower and its Subsidiaries, taken as a whole.

          (m) The operations and properties of the Borrower and each of its Subsidiaries comply in all material respects with all applicable laws, rules and regulations, including, without limitation, all applicable environmental laws (except to the extent that failure to so comply would not have a material adverse effect upon the Borrower and its Subsidiaries, taken as a whole).

          (n)  Neither the Borrower nor any of its
Subsidiaries is a party to any contract or any indenture, loan or credit agreement or lease or subject to any charter or corporate restriction that would be reasonably likely, in light of the circumstances prevailing on the date of this Agreement, to have a material adverse effect on the business, condition (financial or otherwise), operations, performance or properties of the Borrower or the Borrower and its Subsidiaries, taken as a whole, or on the ability of the Borrower to perform its obligations hereunder.

          (o) The Borrower and each of its Subsidiaries has filed, or there has been filed on its behalf, all tax returns (Federal, State, local and foreign) required to be filed prior to the date of the making of this representation and warranty and has paid all taxes shown thereon to be due, including interest, additions to taxes and penalties, or provided adequate reserves for payment thereof, if failure to pay such taxes could have a material adverse effect on the Borrower or the Borrower and its Subsidiaries, taken as a whole.

          (p)  Neither the Borrower nor any of its
Subsidiaries is an "investment company", or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended. Neither the making of the Loans nor the application of the proceeds or repayment thereof by the Borrower, nor the consummation of the other transactions contemplated hereby, will violate any provision of such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder.

          (q) The Borrower is, individually and together with its Subsidiaries, Solvent.


                                47
PAGE

                            ARTICLE V

                    COVENANTS OF THE BORROWER


          SECTION 5.01.  Affirmative Covenants.  So long as
any Revolving Loan, Swing Line Loan or Bid Rate Loan shall remain unpaid, or any Lender shall have any Commitment hereunder, the Borrower will, unless the Required Lenders shall otherwise consent in writing:

          (a)  Compliance with Laws, Etc.   Comply, and
cause each of its Subsidiaries to comply, in all material respects, with all applicable laws, rules and regulations, including, without limitation, all applicable environmental laws.

          (b)  Payment of Taxes, Etc.   Pay and discharge,
and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are maintained in accordance with GAAP.

          (c)  Maintenance of Insurance.   Maintain, and
cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such Subsidiary operates.

          (d) Preservation of Corporate Existence, Etc. Preserve and maintain, and (except as permitted under Section 5.02(b) or 5.02(c)) cause each of its Subsidiaries to preserve and maintain, its corporate existence, rights and franchises; provided, however, that neither the Borrower nor any Subsidiary shall be required to preserve any right or franchise if the Board of Directors of the Borrower or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Borrower or such Subsidiary, as the case may be, and the loss thereof is not disadvantageous in any material respect to the Borrower or the Lenders.


                                48
PAGE

          (e)  Visitation Rights.   At any reasonable time
and from time to time, upon reasonable prior notice, permit the Administrative Agent or any of the Lenders or agents or representatives thereof, to the extent reasonably requested, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Borrower and any of its Subsidiaries, and to discuss the affairs, finances and accounts of the Borrower and any of its Subsidiaries with any of their officers or directors and with their independent certified public accountants.

          (f)  Keeping of Books.   Keep, and cause each of
its Subsidiaries to keep, proper books of record and account, in which appropriate entries shall be made of all financial transactions and the assets and business of the Borrower and each Subsidiary to the extent necessary to permit the preparation of the financial statements required to be delivered hereunder.

          (g)  Maintenance of Properties, Etc.   Except to
the extent expressly permitted by this Agreement, maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

          (h)  Transactions with Affiliates.   Conduct or
engage in, and cause each of its Subsidiaries to conduct, any transaction otherwise permitted hereunder with any of their respective Affiliates (other than the Borrower or any of its Subsidiaries) on terms that are fair and reasonable and no less favorable to the Borrower or such Subsidiary (considered as a whole in conjunction with all other existing arrangements and relationships with such Affiliate) than it would obtain in a comparable arms'-length transaction with a Person not an Affiliate.

          (i)  Maintenance of Consolidated Net Worth.
Maintain a Consolidated Net Worth, determined as of the end of each fiscal quarter of the Borrower, of not less than $600,000,000.

          (j)  Maintenance of Leverage Ratio.   Maintain a
Leverage Ratio, determined as of the end of each fiscal quarter of the Borrower, of not more than 0.50 to 1.00.

          (k)  Maintenance of Interest Coverage Ratio.
Maintain an Interest Coverage Ratio, determined as of the end of each fiscal quarter for the period of four (4) fiscal quarters then ended, of not less than 3:1.


                                49
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
          (l)  Reporting Requirements.   Furnish to the
Administrative Agent for distribution to the Lenders:

               (i)  as soon as possible and in any event
within three (3) days after the Borrower knows or has reason to know of the occurrence of any Default, a statement of the chief financial officer of the Borrower setting forth details of such Default and the action that the Borrower proposes to take with respect thereto;

               (ii)  as soon as available and in any event
within 45 days after the end of each of the first three quarters of each fiscal year of the Borrower, commencing with the quarter ended September 30, 1994, an unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such quarter and unaudited consolidated statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year (to the extent that comparative figures were prepared for such previous period), all in reasonable detail and duly certified (subject to normal year-end audit adjustments and the absence of footnotes) by the chief financial officer of the Borrower as having been prepared in accordance with GAAP, provided, that for purposes of this
Section 5.01(l)(ii) the Borrower shall furnish to the Administrative Agent with copies for each Lender the Borrower's report on Form 10-Q filed with the Securities and Exchange Commission, together with (A) a certificate of said officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower proposes to take with respect thereto, and (B) a schedule, certified by such officer, in reasonable detail, of the computations used by the Borrower in determining, as of the end of such fiscal quarter, compliance with the covenants contained in Sections 5.01(i), (j) and (k) and 5.02(c) and (d);

               (iii)  as soon as available and in any event
within 90 days after the end of each fiscal year of the Borrower, a copy of the consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal period or year and consolidated statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries for such period or fiscal year, in each case certified without material adverse qualification, by Ernst & Young or other independent public accountants of recognized


                                50
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
standing acceptable to the Administrative Agent, provided, that for purposes of this Section 5.01(l)(iii), the Borrower shall furnish to the Administrative Agent with copies for each Lender the Borrower's Annual Report on Form 10-K filed with the Securities and Exchange Commission, together with
(A) a certificate of such accounting firm stating that in the course of the regular audit of the financial statements of the Borrower and its Subsidiaries, which audit was conducted by such accounting firm in accordance with GAAP, such accounting firm has obtained no knowledge that a Default has occurred and is continuing, or if, in the opinion of such accounting firm, a Default has occurred and is continuing, a statement as to the nature thereof, and
(B) a schedule, certified by the chief financial officer of the Borrower, in form and substance satisfactory to the Administrative Agent of the computations used by the Borrower in determining, as of the end of such fiscal period or year, compliance with the covenants contained in Sections 5.01(i), (j) and (k) and 5.02 (c) and (d);

               (iv) in the event of any change in GAAP from the date of the financial statements referred to in Section 4.01(f) and upon delivery of any financial statement required to be furnished under clauses (ii) or (iii) of this
Section 5.01(l), a statement of reconciliation conforming any information contained in such financial statements required to be furnished under clause (ii) or (iii) of this
Section 5.01(l) with GAAP as in effect on the date of the financial statements referred to in Section 4.01(f);

               (v) as soon as available and in any event no later than 45 days after the end of each fiscal year of the Borrower, financial projections prepared by management of the Borrower, in form and substance satisfactory to the Administrative Agent, of selected financial data (consisting of earnings before interest and taxes, working capital items, capital expenditures and depreciation) for the year in which such projections are delivered and for each year thereafter during the term of this Agreement;

               (vi)  promptly and in any event within 15
Business Days after the Borrower or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred, a statement of the chief financial officer of the Borrower describing such ERISA Event and the action, if any, that the Borrower or such ERISA Affiliate proposes to take with respect thereto;

               (vii)  promptly and in any event within 10
Business Days after receipt thereof by the Borrower or any ERISA Affiliate, copies of each notice from the PBGC stating


                                51
PAGE
its intention to terminate any Plan or to have a trustee appointed to administer any Plan with an Insufficiency in excess of $5,000,000;

               (viii)  promptly and in any event within 10
Business Days after receipt thereof by the Borrower or any ERISA Affiliate from the sponsor of a Multiemployer Plan, a copy of each notice received by the Borrower or any ERISA Affiliate concerning (A) the imposition of Withdrawal Liability by any Multiemployer Plan which liability is in excess of $5,000,000, (B) the reorganization or termination, within the meaning of Title IV of ERISA, of any Multiemployer Plan or (C) the amount of liability incurred, or that may be incurred, by the Borrower or any ERISA Affiliate in connection with any event described in clause
(A) or (B) which liability is in excess of $5,000,000;

               (ix) promptly after the commencement thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Borrower or any of its Subsidiaries of the type described in Section 4.01(h);

               (x)  promptly after the sending or filing
thereof, copies of all such proxy statements, financial statements and reports that the Borrower or any of its Subsidiaries sends to its public stockholders, if any, and copies of all regular, periodic and special reports, and all registration statements, that the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or with any national securities exchange;

               (xi)  promptly after the furnishing thereof,
copies of any statement or report furnished to any other holder of the securities of the Borrower or of any of its Subsidiaries pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders pursuant to any other clause of this Section 5.01(l); and

               (xii) such other information in respect of the business, condition (financial or otherwise), operations, performance or properties of the Borrower or any of its Subsidiaries as any Lender may from time to time reasonably request.

          SECTION 5.02.  Negative Covenants.  So long as any
Revolving Loan, Swing Line Loan or Bid Rate Loan shall


                                52
PAGE
remain unpaid, or any Lender shall have any Commitment hereunder, the Borrower will not, without the written consent of the Required Lenders:

          (a)  Liens, Etc.   Create, incur, assume or suffer
to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien, or enter into any agreement with any other Person not to create any Lien, on or with respect to any of its properties of any character, whether now owned or hereafter acquired (other than, (i) in the case of the Borrower, capital stock of RBK Holdings owned by it and capital stock of the Borrower acquired in a Stock Repurchase and (ii) in the case of RBK Holdings or any other Subsidiary of the Borrower, capital stock of the Borrower owned by it), or sign or file, or permit any of its Subsidiaries to sign or file, under the Uniform Commercial Code of any jurisdiction, a financing statement that names the Borrower or any of its Subsidiaries, as debtor, or sign, or permit any of its Subsidiaries to sign, any security agreement authorizing any secured party thereunder to file such financing statement, or sell or assign, or permit any of its Subsidiaries to sell or assign, any accounts, excluding, however, from the operation of the foregoing restrictions the following:

          (i)  Permitted Liens; and

          (ii) Liens existing on the Closing Date and described on Schedule 5.02(a).

          (b)  Mergers, Etc.   Merge with or into or
consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets or, except to the extent permitted by Section 5.02(c) or Section 5.02(d), acquire all or substantially all of the assets of any Person that is not principally engaged, at the time of such acquisition, in the business of sporting goods, leisure products, sports or fitness clubs, sports or leisure services, footwear or sportswear apparel, or permit any of its Subsidiaries to do so, except that any of the Borrower's Subsidiaries may merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of all or substantially all of its assets to, the Borrower or any of its wholly-owned Subsidiaries, provided that at the time thereof and after giving effect thereto no Default exists.

          (c)  Sales, Etc. of Assets.   Sell, lease,
transfer or otherwise dispose of, or permit any of its Subsidiaries to sell, lease, transfer or otherwise dispose of, any of its assets (other than (i) in the case of the


                                53
PAGE

Borrower, capital stock of RBK Holdings owned by it and capital stock of the Borrower acquired in a Stock Repurchase and (ii) in the case of RBK Holdings or any other Subsidiary of the Borrower, capital stock of the Borrower owned by it), except (i) in the ordinary course of its business, (ii) in connection with a transaction permitted by Section 5.02(b),
(iii) sales or other transfers of assets to the Borrower or any of its wholly-owned Subsidiaries provided that at the time thereof and giving effect thereto no Default exists and provided, further, that the Borrower shall, at all times after the Closing Date, directly own and operate, itself and not through its interest in any Subsidiary, the United States domestic Reebok fitness footwear and apparel business and have a valid and enforceable license or other right to use, and do business under, the name "Reebok"; provided, however, that this Section 5.02(c) shall not apply, and the Borrower and its Subsidiaries shall not be prohibited hereby from selling, leasing, transferring or otherwise disposing of assets, if at the end of the fiscal quarter most recently ended prior to the consummation of any proposed sale, lease, transfer or other disposition of assets and, to the best of the Borrower's knowledge, on the date of consummation thereof, the Leverage Ratio was and is less than 0.50 and there exists on such date of consummation, both before and after giving effect to such sale, lease, transfer or other disposition, no Default; provided, further, that, notwithstanding the foregoing provision, the first and second provisos to clause (iii) of this Section 5.02(c) shall at all times continue to apply and be in full force and effect in respect of any proposed sale, lease, transfer or other disposition of any of its assets by the Borrower to any of its Subsidiaries.

          (d)  Change in Nature of Business.   Except in
connection with a sale, lease, transfer or other disposition of assets permitted under Section 5.02(c)(iii), make, or permit any of its Subsidiaries to make, any material change in the nature of the Borrower's business (considered on a consolidated basis) as carried on at the date hereof, provided, however, that the Borrower and its Subsidiaries may invest, in any fiscal year, up to, but not in excess of, an amount equal to 20% of Consolidated Total Assets, as determined at the end of the fiscal quarter ended immediately prior to the date on which any such investment is proposed to be made, to acquire capital stock of, or all or any substantial portion of the assets of, any other Person, or of any division or line of business of any other Person, which Person, or division of such Person, is engaged in, or such line of business constitutes, a line or lines of business other than sporting goods, sports or fitness clubs, sports or leisure services, leisure products, footwear,


                                54
PAGE
sportswear apparel or sports, health or fitness television or other media programming or one or more television networks carrying primarily such programming.

          (e)  Compliance with ERISA.   (i) Terminate, or
permit any ERISA Affiliate to terminate, any Plan so as to result in any material liability of the Borrower or any ERISA Affiliate to the PBGC or (ii) permit to exist any occurrence of any Reportable Event (as defined in Title IV of ERISA), or any other event or condition, that presents a material risk of such a termination by the PBGC of any Plan which would result in material liability of the Borrower or any ERISA Affiliate to the PBGC.

          (f)  Accounting Changes.   Make or permit, or
permit any of its Subsidiaries to make or permit, any change in accounting policies affecting the presentation of financial statements or reporting practices, except as required or permitted by GAAP.


                           ARTICLE VI

                       EVENTS OF DEFAULT


          SECTION 6.01.  Events of Default.  If any of the
following events ("Events of Default") shall occur and be continuing:

          (a) The Borrower shall fail to pay any principal of any Loan when the same becomes due and payable, or fail to pay, and such failure shall continue for three (3) Business Days, any interest on any Loan or any Fees or other amounts payable hereunder to the Administrative Agent or any Lender when the same becomes due and payable; or

          (b) Any representation or warranty made by the Borrower under or in connection herewith shall prove to have been incorrect in any material respect when made; or

          (c) (i) The Borrower shall fail to perform or observe any term, covenant or agreement contained in Section
5.01(c), 5.01(d), 5.01(i), 5.01(j), 5.01(k), or 5.02 of this
Agreement; or

               (ii)  The Borrower shall fail to perform any
other term, covenant or agreement contained herein on its part to be performed or observed if such failure shall remain unremedied for 30 days after written notice thereof


                                55
PAGE
shall have been given to the Borrower by the Administrative
Agent; or

          (d) The Borrower or any of its Subsidiaries shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any Debt that is outstanding in a principal amount of at least $10,000,000 in the aggregate (but excluding Debt outstanding hereunder) of the Borrower or such Subsidiary (as the case may be), when the same becomes due and payable (whether, by scheduled maturity, required prepayment, acceleration, demand or otherwise); or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt, or any such Debt shall be declared to be due and payable or required to be prepaid, redeemed, purchased or defeased (other than by a regularly scheduled required prepayment, redemption, purchase or defeasance), or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof, or the principal of any such Debt is not repaid in full upon the maturity thereof or in full or in part pursuant to any regularly scheduled required prepayment, redemption, repurchase or defeasance; or

          (e) (i) The Borrower or any of its Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; (ii) any proceeding shall be instituted by the Borrower or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; (iii) there shall be commenced against the Borrower or any of its Subsidiaries any proceeding referred to in clause (ii) which results in the entry of an order for relief or any such adjudication or appointment or remains undismissed, undischarged or unbonded for a period of 45 days; or (iv) the Borrower or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this Section 6.01(e); or

          (f) Any judgment or order for the payment of money in excess of $10,000,000 that is not covered by


                                56
PAGE
insurance shall be rendered against the Borrower or any of its Subsidiaries and there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect, unless such judgment or order shall have been vacated or satisfied, or dismissed or bonded pending appeal, or, in the case of a judgment or order the entire amount of which is covered by insurance, is the subject of a binding agreement with the plaintiff and the insurer covering payment therefor; or

          (g) Any non-monetary judgment or order shall be rendered against the Borrower or any of its Subsidiaries that is reasonably likely to have a material adverse effect on (i) the business, condition (financial or otherwise), operations, performance or properties of the Borrower or of the Borrower and its Subsidiaries, taken as a whole,
(ii) the ability of the Borrower to perform its obligations hereunder, or (iii) the rights and remedies of the Administrative Agent or the Lenders hereunder, and there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect unless such judgment or order shall have been vacated, satisfied, discharged or bonded pending appeal; or

          (h) Any Person or group of related Persons (other than (i) RBK Holdings, only with respect to stock treated as treasury stock and (ii) Paul Fireman and his immediate family or his estate, heirs, executor, administrator or personal representative or a trust for the benefit of any of them or a corporation that is wholly-owned, beneficially and of record, by one or more of them, in either case so long as one or more of such Persons has the sole right to vote stock so held (collectively, the "Fireman Group")) shall at any time, for any reason, (A) beneficially own, directly or indirectly, 30% (or, if higher, the percentage of the outstanding capital stock of the Borrower owned at the applicable time by the Fireman Group) or more of the outstanding capital stock of the Borrower having voting power under ordinary circumstances to elect the Board of Directors of the Borrower or (B) have the power, directly or indirectly, to direct or cause the direction of the management and policies of the Borrower; or

          (i) Any ERISA Event shall have occurred with respect to a Plan and (i) liability arising from or relating to such ERISA Event shall not be paid within 30 days after such occurrence unless the same is disputed in good faith by appropriate proceedings and (ii) the sum (determined as of the date of occurrence of such ERISA Event) of such unpaid


                                57
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
liability and all other unpaid liabilities arising from or relating to ERISA Events which shall have occurred or exist with respect to any Plan is equal to or greater than $10,000,000; or

          (j)  Any of Borrower or any of its ERISA
Affiliates shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan that is not satisfied within 30 days after the same becomes due (unless the same is timely disputed in good faith by appropriate proceedings) and the sum (determined as of the date of such notification) of such amount and all other amounts required to be paid to Multiemployer Plans by such ERISA Affiliates in satisfaction of unpaid Withdrawal Liabilities (determined as of the date of such notification) exceeds $10,000,000; or

          (k) The Borrower or any ERISA Affiliate shall have committed a failure described in Section 302(f)(1) of ERISA and the amount determined under Section 302(f)(3) of ERISA is equal to or greater than $10,000,000;

then, and in any such event (other than such an event described in Section 6.01(e) with respect to the Borrower), the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Commitment of each Lender to make Loans to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Loans, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, and thereupon the Loans, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower. If an Event of Default occurs under
Section 6.01(e) with respect to the Borrower, then the Commitments shall automatically and immediately terminate, and the obligation of the Lenders to make any Loan hereunder, thereupon shall cease, and the unpaid principal amount of and any accrued interest on all of the Loans automatically shall become due and payable, without presentment, demand, protest, notice or other requirements of any kind, all of which are hereby expressly waived by the Borrower.




                                58
PAGE

                           ARTICLE VII

                    THE ADMINISTRATIVE AGENT


          SECTION 7.01. Authorization and Action. Each Lender hereby appoints and authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for hereby (including, without limitation, enforcement or collection of the Debt resulting from the Loans), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders; provided, however, that the Administrative Agent shall not be required to take any action that exposes the Administrative Agent to personal liability or that is contrary to this Agreement or applicable law. The Administrative Agent agrees to give to each Lender (i) prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement, and (ii) a copy of any such notice given by the Borrower, if such Lender so requests.

          SECTION 7.02. Administrative Agent's Reliance, Etc. Neither the Administrative Agent, the Arranger or any of their directors, officers, Administrative Agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection herewith, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Administrative Agent: (i) may treat the Lender that made any Loan as the holder of the Debt resulting therefrom until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by such Lender, as assignor, and its assignee, as provided in
Section 8.07; (ii) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) and the Arranger make no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in


                                59
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
connection herewith; (iv) and the Arranger shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions hereof on the part of the Borrower or to inspect the property (including the books and records) of the Borrower;
(v) and the Arranger shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value hereof or any other instrument or document furnished pursuant hereto; and
(vi) shall incur no liability under or in respect hereof by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

          SECTION 7.03.  Credit Suisse and Affiliates.
With respect to its Commitment and the Loans made by it, Credit Suisse shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not the Administrative Agent and the Arranger; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include Credit Suisse in its individual capacity. Credit Suisse and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, the Borrower, any of its Subsidiaries and any Person who may do business with or own securities of the Borrower or any such Subsidiary, all as if Credit Suisse were not the Administrative Agent and the Arranger and without any duty to account therefor to the Lenders.

          SECTION 7.04.  Lender Credit Decision.  Each
Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or the Arranger or any other Lender and based on the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or the Arranger or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

          SECTION 7.05. Indemnification. The Lenders agree to indemnify the Administrative Agent and the Arranger (to the extent not promptly reimbursed by the Borrower), ratably according to the respective principal amounts of the Loans then owing to each of them (or if no Loans are at the time


                                60
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
outstanding or if any Loans are then owing to Persons that are not Lenders, ratably according to the respective amounts of their Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Administrative Agent or the Arranger in any way relating hereto or arising hereunder or any action taken or omitted by the Administrative Agent or the Arranger hereunder; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's or the Arranger's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent or the Arranger promptly upon demand for its ratable share of any costs and expenses payable by the Borrower under Section 8.04, to the extent that the Administrative Agent or the Arranger is not promptly reimbursed for such costs and expenses by the Borrower.

          SECTION 7.06.  Successor Administrative Agent.
The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent, which shall be a Lender or, if no Lender consents to act as Administrative Agent hereunder, a financial institution approved by the Borrower, and as to which the Borrower will not unreasonably withhold its approval. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of (or having a lending branch within) the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000 which is acceptable to the Borrower, and as to which the Borrower will not unreasonably withhold its approval. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged


                                61
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
from its duties and obligations hereunder. After any 0retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this
Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.


                           ARTICLE VIII

                           MISCELLANEOUS


          SECTION 8.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and such amendment, waiver or consent shall be consented to in one or more writings signed by or consented to by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by or consented to by all the Lenders, do any of the following:
(i) waive any of the conditions specified in (x) Section 3.01, (y) in the case of the initial Borrowing,
Section 3.02, or (z) Section 3.03, (ii) change the definition of the term "Required Lenders", the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans, or the number of Lenders, that shall be required for the Lenders or any of them to take any action hereunder, (iii) amend this Section 8.01, (iv) increase the Commitments of the Lenders or subject the Lenders to any additional obligations, (v) reduce the principal of, or interest on, the Loans or any fees or other amounts payable hereunder or (vi) postpone any date fixed for any payment of principal of, or interest on, the Loans or any fees or other amounts payable hereunder; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement.

          SECTION 8.02. Notices, Etc. All notices, demands and other communications provided for hereunder shall be in writing (including telegraphic, telecopy, telex or cable communication) and mailed, telegraphed, telecopied, telexed, cabled or delivered:


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
if to the Borrower:               Reebok International Ltd.
                                  100 Technology Center Drive
                                  Stoughton, Massachusetts  02072
                                  Attn:  Treasurer

if to any Lender
signatory hereto:                 at its Domestic Lending Office
                                  specified opposite its name on
                                  Schedule I hereto

if to any other Lender:           at its Domestic Lending Office
                                  specified in the Assignment and
                                  Acceptance pursuant to which it
                                  became a Lender

if to the                         12 East 49th Street
Administrative Agent:             New York, New York  10017
                                  Attention:  Administrative
                                  Assistant -- Syndications
                                  Department, Credit Suisse/Ref.:
                                  Reebok

or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall be effective (i) when received, if mailed or delivered, or
(ii) when delivered to the telegraph company, transmitted by telecopier, confirmed by telex answerback or delivered to the cable company, respectively, except that notices and communications to the Administrative Agent pursuant to
Article II, III or VII shall not be effective until received by the Administrative Agent.

          SECTION 8.03. No Waiver; Remedies. No failure on the part of any Lender or the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 8.04.  Costs and Expenses.  (a)  The
Borrower agrees to pay on demand (i) all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment hereof (including, without limitation, (A) all due diligence, transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and

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
expenses and (B) the reasonable fees and expenses of counsel for the Administrative Agent with respect thereto, with respect to advising the Administrative Agent as to its rights and responsibilities, or the perfection, protection or preservation of rights or interests, hereunder and with respect to negotiations with the Borrower regarding any Default or any events or circumstances that may give rise to a Default), (ii) all reasonable out-of-pocket costs and expenses of the Arranger in connection herewith, including, without limitation, expenses of the type described in clauses (i)(A) and (i)(B) above, and (iii) all costs and expenses of the Administrative Agent and the Lenders in connection with the enforcement hereof, whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or otherwise (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent and each Lender with respect thereto).

          (b) The Borrower agrees to indemnify and hold harmless the Administrative Agent and each Lender and each of their Affiliates and their respective officers, directors, employees, Administrative Agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with this Agreement or the transactions contemplated hereby or thereby, whether or not an Indemnified Party is a party thereto and whether or not the transactions contemplated hereby are consummated, except to the extent such claim, damage, loss, liability or expense
(i) is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct or (ii) arises from any legal proceeding brought against a Lender by or on behalf of the Borrower in which such Lender is found in a final, non-appealable judgment by a court of competent jurisdiction to have failed to perform its obligations under Section 2.01 hereof or (iii) arises from any legal proceedings commenced against any Lender by any other Lender or the Administrative Agent.

          SECTION 8.05. Right of Set-off. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Loans due and payable pursuant to the provisions of Section 6.01, each Lender is hereby authorized at any time and from time to time, to the

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
fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or any bank controlling such Lender to or for the credit or the account of the Borrower against any and all of the Obligations of the Borrower now or hereafter existing under this Agreement, irrespective of whether such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.

          SECTION 8.06.  Binding Effect.   This Agreement
shall become effective when it shall have been executed by the Borrower and the Administrative Agent and when the Administrative Agent shall have been notified by each Lender that such Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights or obligations hereunder or any interest herein without the prior written consent of the Lenders and the Lenders may assign their respective rights or obligations hereunder or any interest herein only in accordance with Section 8.07.

          SECTION 8.07.  Assignments and Participations.

          (a) Each Lender may assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Loans owing to it); provided, however, that (i) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of $2,500, (ii) the Borrower shall have consented to such assignment, such consent not to be unreasonably withheld (such consent shall not be required
(x) if the Assignee shall be a Lender under this Agreement at the time immediately preceding such assignment or (y) as set forth in the last sentence of this subsection 8.07(a)),
(iii) the Commitment amount of the assigning Lender being assigned shall in no event be less than the lesser of
(x) the entire Commitment of such Lender at such time or

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
(y) $13,333,333.33 and (iv) such assignment shall be effected contemporaneously with an assignment to the same bank or other entity of a constant percentage of all of the assigning Lender's rights and obligations under and in respect of that certain five-year $100,000,000 Loan Agreement dated as of even date herewith among the Borrower, the Lenders, the Administrative Agent and the Arranger.
Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the delivery thereof to the Administrative Agent or, if so specified in such Assignment and Acceptance, the date of acceptance thereof by the Administrative Agent, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto, except that such Lender shall continue to be an "Indemnified Party" under Section 8.04(b)). Notwithstanding any of the foregoing or any other provision herein, any Lender may at any time (without the consent of the Borrower being required) assign all or any portion of its rights under this Agreement including, without limitation, its Loans, to (i) a Federal Reserve Bank as collateral in accordance with Regulation A of the Board of Governors of the Federal Reserve System and the applicable circular of such Federal Reserve Bank or (ii) any Affiliate of such Lender (provided, that for purposes of this Section 8.07(a) only, the amount "5%" set forth in the definition of "Affiliate" shall be deemed to be "51%"). In order to facilitate an assignment to a Federal Reserve Bank in accordance with clause (i) of the previous sentence, the Borrower shall, at the request of the assigning Lender, promptly execute and deliver to such assigning Lender a note, in a form reasonably acceptable to the Administrative Agent and the Borrower, evidencing the Loans made to the Borrower by the assigning Lender hereunder.

          (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender

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
makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto;
(ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto;
(iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee appoints and authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender.

          (c) The Administrative Agent shall maintain at its address referred to in Section 8.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (d)  Upon its receipt of an Assignment and
Acceptance executed by an assigning Lender and its assignee, the Administrative Agent shall, if such Assignment and

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
Acceptance has been completed and is in substantially the form of Exhibit A hereto and relates to an assignment that complies with Section 8.07(a), (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower.

          (e) Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments and the Loans owing to it); provided, however, that (i) such Lender's obligations under this Agreement (including, without limitation, its Commitment to the Borrower hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and (iv) no participant under such participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of or interest on the Loans or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or postpone any date fixed for any payment of principal of or interest on the Loans or any fees or other amounts payable hereunder, in each case to the extent subject to such participation.

          (f)  Any Lender may, in connection with any
assignment or participation or proposed assignment or participation pursuant to this Section 8.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided, however, that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any confidential information relating to the Borrower received by it from such Lender.

          SECTION 8.08.  Confidentiality.   Each Lender
agrees to maintain any Confidential Information that it may receive from the Borrower or one of its Subsidiaries pursuant to this Agreement confidential and that it shall not disclose such information to third parties without the prior consent of the Borrower, except for disclosure:
(a) to legal counsel, accountants and other professional

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
advisors to the Lender; (b) to regulatory officials having jurisdiction over the Lender; (c) as required by law or legal process or in connection with any legal proceeding to which the Lender is a party or is otherwise subject; and
(d) to another financial institution in connection with a disposition or proposed disposition of all or part of a Lender's interests hereunder, whether by participation, assignment or other transfer, which financial institution shall have agreed in writing to be subject to the confidentiality provisions of this Section 8.08.

          SECTION 8.09.  Governing Law; Submission to
Jurisdiction.

          (a)  THIS AGREEMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW
YORK.

          (b) The Borrower hereby expressly and irrevocably agrees and consents that any suit, action or proceeding arising out of or relating to this Agreement and the transactions contemplated herein may be instituted by the Administrative Agent or any Lender in any State or Federal court sitting in the County of New York, State of New York, United States of America and, by the execution and delivery of this Agreement, the Borrower expressly waives any objection that it may have now or hereafter to the laying of the venue or to the jurisdiction of any such suit, action or proceeding, and irrevocably submits generally and unconditionally to the jurisdiction of any such court in any such suit, action or proceeding.

          (c) The Borrower agrees that service of process may be made on the Borrower by personal service of a copy of the summons and complaint or other legal process in any such suit, action or proceeding, or by registered or certified mail (postage prepaid) to the address of the Borrower specified in Section 8.02, or by any other method of service provided for under the applicable laws in effect in the State of New York.

          (d) Nothing contained in subsections (b) or (c) hereof shall preclude the Administrative Agent, the Arranger or any Lender from bringing any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in the courts of any place where the Borrower or any of the Borrower's property or assets may be found or located. To the extent permitted by the applicable laws of any such jurisdiction, the Borrower hereby irrevocably submits to the jurisdiction of any such court and expressly waives, in respect of any such suit, action or proceeding,

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
the jurisdiction of any other court or courts which now or hereafter, by reason of its present or future domicile, or otherwise, may be available to it.

          (e)  IN ANY ACTION OR PROCEEDING TO ENFORCE OR
DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS
AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR
AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED
IN CONNECTION HEREWITH, THE BORROWER, THE ADMINISTRATIVE
AGENT, THE ARRANGER AND EACH LENDER EACH HEREBY AGREES, TO
THE EXTENT PERMITTED BY LAW, THAT ANY SUCH ACTION OR
PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A
JURY AND HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY
JURY IN ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM ARISING
OUT OF OR RELATING HERETO OR TO THE TRANSACTIONS
CONTEMPLATED HEREBY; AND THE BORROWER, THE ADMINISTRATIVE
AGENT, THE ARRANGER AND EACH LENDER EACH HEREBY WAIVES, TO
THE EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY HAVE
THAT SUCH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN
INCONVENIENT FORUM.

          SECTION 8.10.  Execution in Counterparts.   This
Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused
this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                              REEBOK
                              INTERNATIONAL LTD.,
                              as Borrower

                              By: /S/ PAUL R. DUNCAN
                                 Name: Paul R. Duncan
                                 Title: Executive Vice President
                                      and Chief Financial Officer


                              CREDIT SUISSE, as
                              Administrative Agent and as
                              Arranger

                              By: /S/ LYNN ALLEGAERT
                                 Name: Lynn Allegaert
                                 Title:Member of SeniorManagement


                              By: /S/ MATT MOSER
                                 Name: Matt Moser
                                 Title: Associate


                              Lenders:
                              CREDIT SUISSE

                              By: /S/ LYNN ALLEGAERT
                                 Name: Lynn Allegaert
                                 Title:Member of SeniorManagement


                              By: /S/ MATT MOSER
                                 Name: Matt Moser
                                 Title: Associate









                                71
PAGE

                              ABN AMRO BANK N.V.

                              By: /S/ JAMES E. DAVIS
                                 Name: James E. Davis
                                 Title: Vice President


                              By: /S/ E.O. MAY
                                 Name: E.O. May
                                 Title: GVP


                              CIBC, INC.

                              By: /S/ JUDITH DOMKOWSKI
                                 Name: Judith Domkowski
                                 Title: VP


                              CITIBANK, N.A.

                              By: /S/ W. DWIGHT RAIFORD
                                 Name: W. Dwight Raiford
                                 Title: V.P.


                              CREDIT LYONNAIS NEW YORK
                              BRANCH

                              By: /S/ ROBERT IVOSEVICH
                                 Name: Robert Ivosevich
                                 Title: Senior Vice President


                              CREDIT LYONNAIS CAYMAN ISLAND
                              BRANCH

                              By: /S/ ROBERT IVOSEVICH
                                 Name: Robert Ivosevich
                                 Title: Authorized Signature










                                72
PAGE

                              ISTITUTO BANCARIO SAN PAOLO DI
                              TORINO

                              By: /S/ GERARD M. MCKENNA
                                 Name: Gerard M. McKenna
                                 Title: Vice President


                              STANDARD CHARTERED BANK

                              By: /S/ DAVID GODWIN
                                 Name: David Godwin
                                 Title: Vice President


                              THE BANK OF TOKYO TRUST
                              COMPANY

                              By: /S/ MICHAEL J. CRONIN
                                 Name: Michael J. Cronin
                                 Title: Vice President


                              THE FIRST NATIONAL BANK OF
                              BOSTON

                              By: /S/ RICHARD D. HILL, JR.
                                 Name: Richard D. Hill, Jr.
                                 Title: Vice President


                              WACHOVIA BANK OF GEORGIA, N.A.

                              By: /S/ LINDA M. HARRIS
                                 Name: Linda M. Harris
                                 Title: SVP














                                73
PAGE

                           $100,000,000

                          LOAN AGREEMENT

                   dated as of November 1, 1994

                              among

                    REEBOK INTERNATIONAL LTD.

                           as Borrower

                               and

                     THE BANKS NAMED HEREIN

                           as Lenders

                               and

                          CREDIT SUISSE

                     as Administrative Agent

                         and as Arranger



PAGE

                        TABLE OF CONTENTS

Section                                                      Page

                            ARTICLE I

                DEFINITIONS AND ACCOUNTING TERMS

1.01      Certain Defined Terms ............................   1

1.02      Computation of Time Periods ......................  17

1.03      Accounting Terms .................................  17

1.04      Construction .....................................  17

                           ARTICLE II

                 AMOUNTS AND TERMS OF THE LOANS

2.01      The Facility .....................................  18

                    (a) Revolving Loans and Swing Line
                        Loans ..............................  18

                    (b) Bid Rate Loans .....................  19

                    (c) Eurodollar Rate Loans ..............  23

                    (d) Authorized Persons .................  23

                    (e) Notice Irrevocable .................  23

                    (f) Funding ............................  24

                    (g) Several Obligations ................  24

                    (h) Use of Proceeds ....................  24

2.02      Interest .........................................  25

                    (a) Base Rate Loans ....................  25

                    (b) Eurodollar Rate Loans ..............  25

                    (c) Bid Rate Loans .....................  25

                    (d) Default Interest ...................  25


                                i
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
Section                                                      Page

2.03      Conversion of Loans; Continuation of Eurodollar
          Rate Loans .......................................  26

                    (a) Optional Conversion;
                        Continuation .......................  26

                    (b) Mandatory Conversion ...............  27

2.04      Fees .............................................  27

                    (a) Facility Fee .......................  27

                    (b) Administrative Agent's Fees ........  28

                    (c) Payment; Fees Fully Earned .........  28

2.05      Reduction of the Commitments; Prepayment and
          Repayment ........................................  28

                    (a) Optional Facility Reduction ........  28

                    (b) Facility Termination ...............  29

                    (c) Optional Prepayment ................  29

                    (d) Mandatory Prepayment ...............  29

                    (e) Repayment ..........................  29

2.06      Increased Costs, Etc. ............................  30

                    (a) Increased Cost .....................  30

                    (b) Capital ............................  31

                    (c) Unavailability or Inadequacy of
                        Eurodollar Rate ....................  32

                    (d) Illegality .........................  32

2.07      Taxes ............................................  33

                    (a) No Withholding .....................  33

                    (b) Other Taxes ........................  34

                    (c) Indemnity ..........................  34

                    (d) Evidence of Payment ................  35

                    (e)   Change of Lending Office .........  35


                                ii
PAGE

Section                                                      Page

                    (f) Survival of Covenant ...............  35

2.08      Replacement of Lender in Event of Adverse
          Condition ........................................  35

2.09      Payments .........................................  36

                    (a) Time for Payment ...................  36

                    (b) Computation ........................  36

                    (c) Distribution of Payments ...........  37

                    (d) Interest on Overdue Payment ........  37

2.10      Sharing of Payments, Etc. ........................  37

2.11      Compensation for Funding Losses ..................  38

2.12      Pro Rata Treatment ...............................  38

2.13      Evidence of Debt .................................  39

                           ARTICLE III

                      CONDITIONS OF LENDING

3.01      Conditions Precedent to Initial Borrowing ........  39

3.02      Conditions Precedent to Each Borrowing ...........  42

3.03      Determinations Under Section 3.01 ................  43

                           ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES

4.01      Representations and Warranties of the Borrower ...  43

                            ARTICLE V

                    COVENANTS OF THE BORROWER

5.01      Affirmative Covenants ............................  48

                    (a) Compliance with Laws, Etc. .........  48

                    (b) Payment of Taxes, Etc. .............  48

                    (c) Maintenance of Insurance ...........  48


                                iii
PAGE

Section                                                      Page

                    (d) Preservation of Corporate
                        Existence, Etc. ....................  48

                    (e) Visitation Rights ..................  49

                    (f) Keeping of Books ...................  49

                    (g) Maintenance of Properties,
                        Etc. ...............................  49

                    (h) Transactions with Affiliates .......  49

                    (i) Maintenance of Consolidated Net
                        Worth ..............................  49

                    (j) Maintenance of Leverage Ratio ......  49

                    (k) Maintenance of Interest
                        Coverage Ratio .....................  49

                    (l) Reporting Requirements .............  50

5.02      Negative Covenants ...............................  52

                    (a) Liens, Etc. ........................  53

                    (b) Mergers, Etc. ......................  53

                    (c) Sales, Etc. of Assets ..............  53

                    (d) Change in Nature of Business .......  54

                    (e) Compliance with ERISA ..............  55

                    (f) Accounting Changes .................  55

                           ARTICLE VI

                       EVENTS OF DEFAULT

6.01      Events of Default ................................  55

                           ARTICLE VII

                    THE ADMINISTRATIVE AGENT

7.01      Authorization and Action .........................  59

7.02      Administrative Agent's Reliance, Etc. ............  59

7.03      Credit Suisse and Affiliates .....................  60


                                iv
PAGE

Section                                                      Page

7.04      Lender Credit Decision ...........................  60

7.05      Indemnification ..................................  60

7.06      Successor Administrative Agent ...................  61

                          ARTICLE VIII

                          MISCELLANEOUS

8.01      Amendments, Etc. .................................  62

8.02      Notices, Etc. ....................................  62

8.03      No Waiver; Remedies ..............................  63

8.04      Costs and Expenses ...............................  63

8.05      Right of Set-off .................................  64

8.06      Binding Effect ...................................  65

8.07      Assignments and Participations ...................  65

8.08      Confidentiality ..................................  68

8.09      Governing Law; Submission to Jurisdiction ........  69

8.10      Execution in Counterparts ........................  70



















                                v
PAGE

                        List of Schedules

     Schedule I                  --   Domestic and Eurodollar
                                      Lending Offices of Lenders;
                                      Commitments

     Schedule 4.01(b)            --   Subsidiaries of the
                                      Borrower

     Schedule 4.01(h)            --   Pending or Threatened
                                      Litigation

     Schedule 5.02(a)            --   Existing Liens



                         List of Exhibits

     Exhibit A                   --   Form of Assignment and
                                      Acceptance

     Exhibit B-1                 --   Form of Notice of Borrowing
                                      of Revolving Loans or Swing
                                      Line Loans

     Exhibit B-2                 --   Form of Notice of Bid Rate
                                      Borrowing

     Exhibit C                   --   Form of Opinion of Ropes &
                                      Gray, counsel to the
                                      Borrower



















                                vi
PAGE

                          LOAN AGREEMENT


          LOAN AGREEMENT dated as of November 1, 1994 (as amended, supplemented or modified from time to time, this "Agreement") among REEBOK INTERNATIONAL LTD., a Massachusetts corporation (the "Borrower"), the banks and financial institutions listed on the signature pages hereof and any Additional Lender Agreement (as hereinafter defined) (together with their respective permitted assignees, the "Lenders"), and CREDIT SUISSE, a bank organized under the laws of Switzerland ("Credit Suisse"), as Administrative Agent for the Lenders (in such capacity, together with any successor appointed pursuant to Article VII, the "Administrative Agent"), and CREDIT SUISSE, as Arranger ("Arranger").


                         R E C I T A L S


          WHEREAS, the Borrower has requested that the Lenders make available to the Borrower revolving credit loans in an aggregate principal amount not to exceed $100,000,000 at any time outstanding to be used for general corporate purposes of the Borrower and to provide working capital for the Borrower, and the Lenders have agreed to make such loans upon the terms and subject to the conditions set forth in this Agreement.


                        A G R E E M E N T


          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:


                            ARTICLE I

                DEFINITIONS AND ACCOUNTING TERMS


          SECTION 1.01.  Certain Defined Terms.   As used in
this Agreement, each of the following terms shall have the meaning ascribed thereto below (such meaning to be applicable to both the singular and plural forms of the term defined):


PAGE

          "Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling", "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power (whether or not exercised) to vote 5% or more of the securities having ordinary voting power for the election of directors of such Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

          "Administrative Agent" has the meaning specified in the preamble to this Agreement.

          "Administrative Agent's Account" means the account of the Administrative Agent maintained by the Administrative Agent at its office at One Liberty Plaza, 165 Broadway, New York, New York 10006, Account No. 904996602, Attention:
Loan Department/Ref.:  Reebok.

          "Administrative Agent's Fee" has the meaning specified in Section 2.04(b).

          "Agreement" has the meaning specified in the preamble hereto.

          "Applicable Lending Office" means, with respect to each Lender, such Lender's Domestic Lending Office in the case of a Base Rate Loan and such Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Loan (and the office specified in writing by such Lender in the case of a Bid Rate Loan).

          "Applicable Margin" means (i) 0.225% so long as Senior Unsecured Debt of the Borrower shall be rated at least AA- by S&P and Aa3 by Moody's, (ii) 0.26% so long as Senior Unsecured Debt of the Borrower shall be rated at least A- by S&P and A3 by Moody's, (iii) 0.28% so long as Senior Unsecured Debt of the Borrower shall be rated at least BBB+ by S&P and Baa1 by Moody's, (iv) 0.35% so long as Senior Unsecured Debt of the Borrower shall be rated at least BBB- by S&P and Baa3 by Moody's and (v) 0.60% at any other time (including, without limitation, any time that there shall be Senior Unsecured Debt of the Borrower outstanding and not rated by both S&P and Moody's); provided that if there shall be no Senior Unsecured Debt of the Borrower outstanding at any time, the Applicable Margin shall be determined by reference to the most recent


                                2
PAGE
previously existing ratings of Senior Unsecured Debt of the Borrower.

          "Arranger" has the meaning specified in the preamble to this Agreement.

          "Assignment and Acceptance" means an assignment and acceptance made by a Lender and an assignee of such Lender, and accepted by the Administrative Agent, in substantially the form of Exhibit A hereto.

          "Base Rate" means, on any date, a rate equal to the higher of (a) the Federal Funds Rate plus one-half of one percent (0.50%) per annum or (b) the rate of interest per annum from time to time announced by the Administrative Agent as its base lending rate for commercial loans made in the United States, each as in effect on such date. The base lending rate is not necessarily the lowest rate of interest charged by the Administrative Agent in connection with extensions of credit.

          "Base Rate Loan" means a Loan that bears interest as provided in Section 2.02(a).

          "Bid Rate Borrowing" means a borrowing consisting of Bid Rate Loans made on the same day pursuant to the same
Notice of Bid Rate Borrowing by each of the Lenders whose offer to make one or more Bid Rate Loans as part of such borrowing has been accepted by the Borrower under the auction bidding procedure described in Section 2.01(b).

          "Bid Rate Loan" means a loan by a Lender to the Borrower resulting from the auction bidding procedure described in Section 2.01(b).

          "Board of Directors" of any corporation means the Board of Directors of such corporation or a duly constituted committee thereof having authority over matters to which the action proposed to be taken or authorized relates.

          "Borrower" has the meaning specified in the preamble to this Agreement.

          "Borrower's Account" means the account of the Borrower maintained by the Borrower with Credit Suisse at its office at One Liberty Plaza, 165 Broadway, New York, New
York 10006 Account No. 32878201.

          "Borrowing" means a borrowing consisting of Loans of the same Type having, in the case of Eurodollar Rate
Loans, the same Interest Period or Loans Continued as or


                                3
PAGE

Converted into Eurodollar Rate Loans having the same
Interest Period, on the same day.

          "Business Day" means a day of the year on which banks are not required or authorized to close in New York
City and, if the applicable Business Day relates to the making of, Continuation of or Conversion into Eurodollar
Rate Loans, a day on which dealings also are carried on in the London interbank market for deposits in United States dollars.

          "Capitalized Lease" means any lease of (or other agreement conveying the right to use) property, whether real, personal or mixed, by a Person, as lessee or guarantor, which would, in conformity with GAAP, be required to be accounted for as a capital lease on the balance sheet of that Person.

          "Capitalized Lease Obligations" means all obligations under Capitalized Leases of a Person that would, in conformity with GAAP, be classified as liabilities on a balance sheet of that Person.

          "Closing Date" means November 1, 1994.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Commitment" means, in the case of Revolving Loans and Swing Line Loans, with respect to each Lender that is signatory hereto, the amount set forth opposite such Lender's name on Schedule I or, if such Lender has entered into one or more Assignments and Acceptances, and with respect to each other Lender, the amount set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(c) as such Lender's "Commitment", in each case as the same may be reduced pursuant to Section 2.05.

          "Commitment Termination Date" has the meaning specified in Section 2.05(b).

          "Confidential Information" means any non-public information about the Borrower and/or any of its Subsidiaries furnished by the Borrower and/or any of its Subsidiaries to any Lender, other than any information which
(i) was publicly known or otherwise known to any such Lender at the time of disclosure, (ii) subsequently becomes publicly known through no act or omission of any such Lender, or (iii) becomes known to any Lender otherwise than


                                4
PAGE
through disclosure by the Borrower and/or any of its Subsidiaries to such Lender.

          "Consolidated Current Assets" means, on any date of determination thereof, all assets of the Borrower and its Subsidiaries, on a consolidated basis, that, in accordance with GAAP, are required to be classified as current assets on such date, after deducting adequate reserves in each case in which a reserve is proper in accordance with GAAP.

          "Consolidated Current Liabilities" means, on any date of determination thereof, all items that, in accordance with GAAP, are required to be classified as current liabilities of the Borrower and its Subsidiaries, on a consolidated basis, on such date, including, without limitation, the current portion of long-term Debt.

          "Consolidated Interest Expense" means, for any fiscal period of the Borrower, consolidated interest expense of the Borrower and its Subsidiaries, including the portion of Capitalized Leases attributable to interest in such period, but without deduction or allowance for interest income.

          "Consolidated Net Income" means, for any fiscal period of the Borrower, the consolidated net income (or loss) of the Borrower and its Subsidiaries for such period taken as a single accounting period determined in conformity with GAAP, provided that there shall be excluded therefrom
(i) the income (or loss) of any Person (other than Subsidiaries of the Borrower) in which any other Person (other than the Borrower or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of its Subsidiaries by such Person during such period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of or is merged into or consolidated with the Borrower or any of its Subsidiaries or that Person's assets are acquired by the Borrower or its Subsidiaries and (iii) the income of any Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary is not at the time permitted by operation of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary.

          "Consolidated Net Worth" means, on any date of determination thereof, the excess of Consolidated Total
Assets over Consolidated Total Liabilities, provided that there shall be deducted therefrom, with respect to each


                                5
PAGE

Subsidiary that is not wholly-owned, directly or indirectly, by the Borrower, an amount (if greater than zero) equal to the product of (a) stockholders' equity of such Subsidiary determined in conformity with GAAP multiplied by (b) the percentage of common equity or its equivalent of such Subsidiary not owned by the Borrower or another Subsidiary of the Borrower, expressed as a decimal.

          "Consolidated Total Assets" means, on any date of determination thereof, total assets of the Borrower and its Subsidiaries, determined in conformity with GAAP.

          "Consolidated Total Liabilities" means, on any date of determination thereof, total liabilities of the Borrower and its Subsidiaries, determined in conformity with GAAP, including without limitation, Debt, trade payables, accrued liabilities and contingent liabilities, to the extent required to be reflected as liabilities on a consolidated balance sheet of the Borrower and its Subsidiaries prepared in conformity with GAAP.

          "Contingent Obligation" means, as to any Person, any obligation, direct or indirect, contingent or otherwise, of such Person (i) with respect to any Debt or other obligation or liability of another Person, including without limitation any direct or indirect guaranty of such Debt, obligation or liability, endorsement (other than for collection or deposit in the ordinary course of business) thereof or discount or sale thereof by such Person with recourse to such Person, or any other direct or indirect obligation, by agreement or otherwise, to purchase or repurchase any such Debt, obligation or liability or any security therefor, or to provide funds for the payment or discharge of any such Debt, obligation or liability (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), (ii) to provide funds to maintain working capital or equity capital of another Person or otherwise to maintain the net worth, solvency or financial condition of such other Person, (iii) to make payment for any products, property, securities or services regardless of delivery or non-delivery thereof, if the purpose of any such agreement so to do is to provide assurance that another Person's Debt, obligation or liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of another Person's Debt, obligation or liability will be protected (in whole or in part) against loss in respect thereof, or (iv) otherwise to assure or hold harmless the holders of Debt or other obligation or liability of another Person against loss in respect thereof; provided, however, that any guaranty or agreement in the nature of guaranty


                                6
PAGE
made by the Borrower in respect of obligations of a Subsidiary of the Borrower under or in respect of a trade letter of credit shall constitute a Contingent Obligation only if and to the extent that (i) such obligations constitute Debt of such Subsidiary or (ii) the Borrower's obligations in respect of such guaranty are required to be reflected as liabilities on a consolidated balance sheet of the Borrower and its Subsidiaries prepared in accordance with GAAP. The amount of any Contingent Obligation shall be an amount equal to the amount of the Debt, obligation or liability guaranteed or otherwise supported thereby, without regard to any right of reimbursement, contribution or indemnity.

          "Continuation" or "Continue" each refers to the continuation, upon expiration of an Interest Period with respect thereto, of Eurodollar Rate Loans constituting part of the same Borrowing as Eurodollar Rate Loans for a successive Interest Period pursuant to Section 2.03.

          "Conversion", "Convert" and "Converted" each refers to a conversion of Loans of one Type into Loans of the other Type pursuant to Section 2.03.

          "Debt" of any Person means, without duplication,
(i) all obligations of such Person for borrowed money;
(ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable and trade letters of credit (other than such letters of credit included in "Debt" by operation of clause (vi) hereof), and other similar accrued current liabilities in respect of such obligations, arising in the ordinary course of business; (iv) all Capitalized Lease Obligations of such Person; (v) all obligations or liabilities of others secured by a lien on any asset owned by such Person, whether or not such obligation or liability is assumed by such Person;
(vi) all obligations of such Person, contingent or otherwise, in respect of letters of credit or bankers' acceptances to the extent that such obligations are required to be reflected as liabilities on a consolidated balance sheet of such Person prepared in accordance with GAAP, and
(vii) all Contingent Obligations reflected in footnotes to the financial statements of such Person.

          "Default" means any Event of Default or any event that would, with the giving of notice or the lapse of time or both, constitute an Event of Default.


                                7
PAGE

          "Domestic Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance or Additional
Lender Agreement pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative
Agent.

          "EBIT" means, for any fiscal period of the Borrower, Consolidated Net Income for such period plus the sum of (a) Consolidated Interest Expense for such period,
(b) income tax expense of the Borrower and its Subsidiaries for such period, (c) net extraordinary losses (added as a positive number) included in such Consolidated Net Income, and (d) other net losses (added as a positive number) incurred in such period by the Borrower or any of its Subsidiaries on the sale of assets other than asset sales in the ordinary course of business, less the sum of (x) net extraordinary gains included in Consolidated Net Income,
(y) net gains realized in such period by the Borrower or any of its Subsidiaries on the sale of assets other than asset sales in the ordinary course of business, and
(z) extraordinary non-cash credits included in determining Consolidated Net Income.

          "ERISA" means the Employee Retirement Income
Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "ERISA Affiliate" means any Person that for purposes of Title IV of ERISA is a member of the Borrower's controlled group, or under common control with the Borrower, within the meaning of Section 414 of the Code and the regulations promulgated and rulings issued thereunder.

          "ERISA Event" means (a) a reportable event, within the meaning of Section 4043 of ERISA, unless the 30-day notice requirement with respect thereto has been waived by the PBGC; (b) the provision by the administrator of any Plan of a notice of intent to terminate such Plan in a "distress termination", pursuant to Section 4041 of ERISA; (c) the cessation of operations at a facility in the circumstances described in Section 4062(e) of ERISA; (d) the withdrawal by the Borrower or an ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (e) the failure by the Borrower or any ERISA Affiliate to make a required payment to a plan which gives rise to liability under Section 302(f)(1) of ERISA; (f) the adoption of an amendment to a Plan requiring the provision of security to


                                8
PAGE
such Plan, pursuant to Section 307 of ERISA; (g) the institution by the PBGC of proceedings to terminate a Plan, pursuant to Section 4042 of ERISA, or the occurrence of any event or condition that would constitute grounds under
Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, a Plan; or (h) the failure to maintain the minimum funding standard required by
Section 412 of the Code with respect to any Plan for a plan year, or the request or grant of a request for a waiver of such standard under Section 412(d) of the Code with respect to any Plan for a plan year.

          "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "Eurodollar Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance or Additional Lender Agreement pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

          "Eurodollar Rate" means, for any Interest Period for Eurodollar Rate Loans comprising part of the same Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing (a) the rate of interest determined by the Administrative Agent to be the arithmetic average (rounded upward to the nearest whole multiple of 1/100 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in United States dollars are offered by the principal office of any three (3) of the Reference Banks in London, England to prime banks in the London interbank market at 11:00 a.m. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to such Reference Bank's Eurodollar Rate Loan comprising part of such Borrowing to be outstanding during such Interest Period and for a period equal to such Interest Period, by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period. The Eurodollar Rate for each Interest Period for each Eurodollar Rate Loan comprising part of the same Borrowing shall be determined by the Administrative Agent on the basis of applicable rates furnished to and received by the Administrative Agent from the Reference Banks two Business Days before the first day of such Interest Period, subject, however, to the provisions


                                9
PAGE
of Section 2.06. If three (3) Reference Banks shall be unable or shall otherwise fail to provide notice of the applicable rate as contemplated hereby, the Eurodollar Rate shall be determined on the basis of the rate or rates provided by the remaining Reference Bank or Reference Banks.

          "Eurodollar Rate Loan" means a Loan that bears interest as provided in Section 2.02(b).

          "Eurodollar Rate Reserve Percentage" for any
Interest Period, with respect to each Eurodollar Rate Loan comprising part of the same Borrowing, means the reserve percentage (if any) applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurodollar Rate Loans is determined) having a term equal to such Interest Period.

          "Event of Default" has the meaning specified in
Section 6.01.

          "Facility" means the aggregate amount of the Lenders' Commitments as in effect from time to time.

          "Facility Fee" has the meaning specified in
Section 2.04(a).

          "Federal Funds Rate" means, on any day, the arithmetic average of the rates quoted to the Administrative Agent as the prevailing rate per annum (rounded upward to the nearest whole multiple of 1/100 of 1%, if such average is not such a multiple) bid at approximately 11:00 a.m. New York time (or as soon thereafter as is practicable) on such day by two or more New York Federal Funds dealers of recognized standing, selected by the Administrative Agent, for the purchase at face value of Federal Funds in the secondary market with a maturity of one day.

          "Fees" means, collectively, the Administrative
Agent's Fee and the Facility Fee and all other fees payable to the Administrative Agent or the Arranger pursuant to written agreement between the Borrower and the Administrative Agent or the Arranger.


                                10
PAGE

          "Fireman Group" has the meaning specified in
Section 6.01(h).

          "GAAP" means generally accepted accounting principles in the United States of America as in effect as of the date of, and used in, the preparation of the audited consolidated financial statements referred to in
Section 4.01(f), except that, with respect to the preparation of any financial statement required to be furnished pursuant to clause (ii) or (iii) of
Section 5.01(l), "GAAP" shall mean such principles in the United States of America as in effect from time to time.

          "Indemnified Party" has the meaning specified in
Section 8.04(b).

          "Initial Date" has the meaning specified in
Section 2.07(a).

          "Insufficiency" means, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities within the meaning of Section 4001(a)(18) of ERISA.

          "Interest Coverage Ratio" means, for any period, the ratio of (i) EBIT to (ii) Consolidated Interest Expense.
          "Interest Period" means, for all Eurodollar Rate Loans that are part of the same Borrowing, the period commencing on the date of the making of such Eurodollar Rate Loans or the date of the Conversion of Base Rate Loans into such Eurodollar Rate Loans, and ending on the last day of the period selected by the Borrower pursuant to the provisions hereof and, thereafter upon Continuation of such Eurodollar Rate Loans, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions hereof. The duration of each Interest Period shall be one (1), two (2), three (3) or six (6) months (or any other interest period if available and agreed upon by the Borrower and the Administrative Agent, but such interest period shall in no event exceed twelve (12) months) as the Borrower may, upon notice received by the Administrative Agent not later than 11:00 a.m. (New York City time) on the third Business Day prior to the first day of such Interest Period, select; provided, however, that:

          (a)  the Borrower may not select any Interest
     Period that ends after the Commitment Termination
     Date;


                                11
PAGE

          (b)  no more than fifteen (15) different
     Interest Periods may be in effect at any one time;

          (c)  whenever the last day of any Interest
     Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding
     Business Day, provided, however, that, if such extension would cause the last day of such Interest Period to occur in the next succeeding calendar month, the last day of such Interest
     Period shall occur on the next preceding Business
     Day; and

          (d)  whenever the first day of any Interest
     Period occurs on a day in a calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

          "Lenders" has the meaning specified in the preamble to this Agreement.

          "Leverage Ratio" means, on any date of
determination thereof, the ratio of (i) the aggregate outstanding amount of Debt of the Borrower and its Subsidiaries to (ii) Total Capitalization.

          "Lien" means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

          "Loan" means a Revolving Loan, a Swing Line Loan or a Bid Rate Loan.

          "Margin Regulations" means Regulations G, T, U and
X of the Board of Governors of the Federal Reserve System and any successor regulations thereto, as in effect from time to time.

          "Margin Stock" means "margin stock" as defined in Regulation U.

          "Moody's" means Moody's Investors Service, Inc.


                                12
PAGE

          "Multiemployer Plan" means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA and subject to Title IV thereof, to which the Borrower or any ERISA
Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions, such plan being maintained pursuant to one or more collective bargaining agreements.

          "Multiple Employer Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA and subject to Title IV thereof, that (a) is maintained by the Borrower or an ERISA Affiliate and at least one Person other than the Borrower and its ERISA Affiliates or (b) was so maintained previously, but is not currently maintained by the Borrower or its ERISA Affiliates, and in respect of which the Borrower or an ERISA Affiliate would still have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

          "Notice of Bid Rate Borrowing" has the meaning specified in Section 2.01(b).

          "Notice of Borrowing of Revolving Loans or Swing
Line Loans" has the meaning specified in Section 2.01(a).

          "Obligations" means all obligations of the Borrower under or in respect of this Agreement, including, without limitation, payment of principal, interest, Fees, charges, expenses, attorneys' fees and disbursements, indemnities and any other amounts payable by the Borrower hereunder.

          "Other Taxes" has the meaning specified in
Section 2.07(b).

          "Parent" of any Person means any corporation, partnership, joint venture, trust or estate as to which such Person is a Subsidiary.

          "PBGC" means the Pension Benefit Guaranty
Corporation, or any successor agency or entity performing substantially the same functions.

          "Permitted Liens" means (a) Liens for taxes, assessments and governmental charges or levies to the extent not required to be paid under Section 5.01(b) hereof;
(b) Liens arising by operation of law, such as materialmen's, mechanics', carriers', workmen's and repairmen's Liens and other similar Liens, in each case arising in the ordinary course of business securing


                                13
PAGE
obligations that are not overdue or which are being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained; (c) pledges or deposits to secure obligations under workers' compensation laws or similar legislation or to secure public or statutory obligations; (d) easements, rights of way and other encumbrances on title to real property that do not render title to the property encumbered thereby unmarketable or materially adversely affect the use of such property for its present purposes; (e) deposits to secure the performance of bids, trade contracts (other than for Debt), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of like nature incurred in the ordinary course of business; (f) Liens securing Debt incurred to purchase, or finance the purchase of, property or assets of the Borrower or any of its Subsidiaries, provided that any such Lien is limited to the property or assets acquired or financed and any subsequent improvements thereto; (g) Liens on the Borrower's warehouse, distribution and retail facilities located in Stoughton, Avon, and Lancaster, Massachusetts; (h) other Liens securing Debt in a principal amount that, at the time incurred, does not exceed (together with the aggregate principal amount of any other Debt secured by Liens permitted pursuant to this clause (h) then outstanding) 5% of Consolidated Net Worth; and
(i) other Liens incidental to the conduct of the business of the Borrower and its Subsidiaries or the ownership of any of their respective assets and not incurred to secure Debt, which Liens do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries; provided that no such Lien shall encumber any capital stock of any Subsidiary of the Borrower other than, to the extent such Liens arise by operation of law, Liens described in clause (a) hereof.

          "Person" means an individual, partnership, corporation, joint stock company, trust (including a business trust), unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

          "Plan" means a Single Employer Plan or a Multiple
Employer Plan.

          "Pro Rata Share" means, as to any Lender, such Lender's Commitment, expressed as a percentage of the Facility, both as in effect from time to time.

          "RBK Holdings" means RBK Holdings plc, a wholly-owned subsidiary of the Borrower.


                                14
PAGE

          "Reference Banks" means Credit Suisse, Citibank,
N.A., ABN AMRO Bank N.V., CIBC, Inc. and The First National
Bank of Boston.

          "Register" has the meaning specified in
Section 8.07(c).

          "Replacement Lender" has the meaning specified in
Section 2.08.

          "Required Lenders" means at any time Lenders
(other than Affiliates of the Borrower) holding in excess of 50% of the Commitments (other than Commitments of Lenders that are Affiliates of the Borrower) then in effect.

          "Revolving Loan" has the meaning specified in
Section 2.01(a).

          "S&P" means Standard & Poor's Corporation.

          "Senior Unsecured Debt" means unsecured, unenhanced, unsubordinated Debt of the Borrower from time to time outstanding, having an original stated maturity of more than one year from the date of issuance.

          "Single Employer Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA and subject to Title IV thereof, that (a) is maintained by the Borrower or an ERISA Affiliate and no Person other than the Borrower and its ERISA Affiliates or (b) was so maintained previously, but is not currently maintained by the Borrower or its ERISA Affiliates, and in respect of which the Borrower or an ERISA Affiliate would still have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

          "Solvent" and "Solvency" mean, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, the reasonably expected amount of such Person's obligations with respect to contingent liabilities, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in business or a transaction, and is not about to


                                15
PAGE
engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital.

          "Stock Repurchase" means any repurchase of capital stock of the Borrower or any warrants, rights or options to acquire such capital stock made by the Borrower or any of its Subsidiaries after the Closing Date, provided that any such capital stock, warrants, rights or options so repurchased shall immediately be cancelled (and may in accordance with applicable law be returned to the status of authorized and unissued capital stock of the Borrower) and in no event shall any capital stock be held as treasury stock; provided further however that the foregoing proviso shall not apply with respect to shares of capital stock of the Borrower having a value not in excess of 9,264,000 British Pounds that may be purchased by RBK Holdings pursuant to Schedule VI of the share purchase agreement dated 8 March 1991 between the Borrower and Pentland Group plc.

          "Subsidiary" of any Person means any corporation, partnership, joint venture, trust or estate of which (or in which) more than 50% of:

          (a)  the outstanding capital stock having
     Voting Power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have Voting Power upon the occurrence of any contingency),

          (b)  the interest in the capital or profits
     of such partnership or joint venture, or

          (c) the beneficial interest of such trust or estate,

is at the time directly or indirectly owned by such Person, by such Person and one or more of its Subsidiaries or by one or more of such Person's Subsidiaries.

          "Swing Line Loan" has the meaning specified in
Section 2.01(a).

          "Taxes" has the meaning specified in
Section 2.07(a).

          "Total Capitalization" means, on any date of determination thereof, the sum of (i) the aggregate outstanding amount of Debt of the Borrower and its Subsidiaries and (ii) the consolidated stockholders' equity


                                16
PAGE
of the Borrower and its Subsidiaries determined in conformity with GAAP.

          "Type" refers to the distinction between Revolving
Loans, Swing Line Loans and Bid Rate Loans.

          "Voting Power" means, with respect to securities issued by any Person, the combined voting power of all securities of such Person which are issued and outstanding at the time of determination and which are entitled to vote in the election of directors of such Person, other than securities having such power only by reason of the happening of a contingency.

          "Welfare Plan" means a welfare plan, as defined in
Section 3(1) of ERISA.

          "Withdrawal Liability" has the meaning given such term under Part 1 of Subtitle E of Title IV of ERISA.

          SECTION 1.02.  Computation of Time Periods.   In
this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

          SECTION 1.03.  Accounting Terms.   All accounting
terms not specifically defined herein shall be construed in accordance with GAAP.

          SECTION 1.04.  Construction.   References herein
to the plural form include the singular, and the singular include the plural; the word "including" is not limiting; and the word "or" is not exclusive. The words "hereof", "herein", "hereby" and "hereunder" refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, exhibit and schedule references are to articles and sections of, and exhibits and schedules to, this Agreement, unless otherwise expressly indicated.










                                17
PAGE

                           ARTICLE II

                 AMOUNTS AND TERMS OF THE LOANS


          SECTION 2.01.  The Facility.

          (a) Revolving Loans and Swing Line Loans. Each Lender severally agrees, upon the terms and subject to the conditions herein set forth, to make revolving loans (each a "Revolving Loan") and swing line loans (each a "Swing Line Loan") to the Borrower from time to time on any Business Day during the period from the Closing Date until the Business Day next preceding the Commitment Termination Date, each such Loan to be in an amount that does not exceed such Lender's Pro Rata Share of the Borrowing of which such Loan is a part and that, together with the principal amount then outstanding of all other Revolving Loans and Swing Line Loans made by such Lender, does not exceed such Lender's Commitment in effect at the time such Loan is made. The aggregate principal amount outstanding of all Loans shall in no event, at any time, exceed the then-effective Facility. Revolving Loans shall be Eurodollar Rate Loans and Swing Line Loans shall be Base Rate Loans.

               (i)  Each Borrowing of Revolving Loans or
Swing Line Loans shall be in an aggregate amount not less than $10,000,000 and in integral multiples of $1,000,000 in excess thereof, and shall consist of Loans of the same Type made on the same day by the Lenders ratably according to their respective Commitments. Within the limits of the Facility and each Lender's Commitment, and subject to the limits referred to above, the Borrower may borrow under this
Section 2.01(a), prepay pursuant to Section 2.05(c) and reborrow under this Section 2.01(a).

               (ii)  Each Borrowing pursuant to this
Section 2.01(a) shall be made pursuant to notice, given not later than 10:00 a.m. (New York City time) (A) in the case of a Borrowing comprised of Revolving Loans, on the third Business Day prior to the date of the proposed Borrowing, and (B) in the case of a Borrowing comprised of Swing Line Loans, on the Business Day on which the proposed Borrowing is to be made, in either case given by the Borrower to the Administrative Agent. The Administrative Agent shall give to each Lender notice of receipt of a Notice of Borrowing of Revolving Loans or Swing Line Loans promptly and, in any event, no later than 12:00 noon (New York City time) in the case of a Swing Line Loan and 3:00 p.m. (New York City time)


                                18
PAGE
in the case of a Revolving Loan on the date on which it is received.

               (iii)  Each notice of a Borrowing of
Revolving Loans or Swing Line Loans pursuant to this Section 2.01(a) (a "Notice of Borrowing of Revolving Loans or Swing Line Loans") shall be in substantially the form of Exhibit B-1 hereto, specifying therein (A) the date of such Borrowing, (B) the Type of Loans comprising such Borrowing,
(C) the aggregate amount of such Borrowing, and (D) in the case of a Borrowing comprised of Revolving Loans, the initial Interest Period for such Borrowing. In the case of a proposed Borrowing comprised of Revolving Loans, the Administrative Agent shall promptly notify each Lender of the applicable interest rate under Section 2.02(b). Each Lender shall, before 2:00 p.m. (New York City time) on the date of each Borrowing, make available to the Administrative Agent at the Administrative Agent's Account, in same day funds, such Lender's ratable portion of the Borrowing made on such date. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available to the Borrower by crediting the Borrower's Account.

          (b) Bid Rate Loans. Each Lender severally agrees that the Borrower may make Bid Rate Borrowings pursuant to this Section 2.01(b) from time to time on any Business Day during the period from the date hereof until the Commitment Termination Date in the manner set forth below; provided that, following the making of each Bid Rate Borrowing, the aggregate principal amount of all Loans then outstanding shall not exceed the then-effective Facility.

               (i)  The Borrower may request a Bid Rate
Borrowing pursuant to this Section 2.01(b) by delivering to the Administrative Agent, by telecopier, telex or cable, confirmed immediately in writing, a notice of a Bid Rate Borrowing (a "Notice of Bid Rate Borrowing"), in substantially the form of Exhibit B-2 hereto, specifying the date and aggregate amount of the proposed Bid Rate Borrowing, the maturity date for repayment of each Bid Rate Loan to be made as part of such Bid Rate Borrowing (which maturity date shall not be later than the Commitment Termination Date), the interest payment date or dates relating thereto, and any other terms to be applicable to such Bid Rate Borrowing, not later than 9:30 a.m. (New York City time) (A) at least one Business Day prior to the date of the proposed Bid Rate Borrowing, if the Borrower shall specify in the Notice of Bid Rate Borrowing that the rates of interest to be offered by the Lenders shall be fixed


                                19
PAGE
rates per annum and (B) at least four Business Days prior to the date of the proposed Bid Rate Borrowing, if the Borrower shall instead specify in the Notice of Bid Rate Borrowing that the Eurodollar Rate shall be used by the Lenders as a basis for determining the rates of interest to be offered by them. The Administrative Agent shall in turn promptly notify each Lender of each request for a Bid Rate Borrowing received by it from the Borrower by sending such Lender a copy of the related Notice of Bid Rate Borrowing.

               (ii)  Each Lender may, if, in its sole
discretion, it elects to do so, irrevocably offer to make one or more Bid Rate Loans to the Borrower as part of such proposed Bid Rate Borrowing at a rate or rates of interest specified by such Lender in its sole discretion, by notifying the Administrative Agent (which shall give prompt notice thereof to the Borrower), before 9:30 a.m. (New York City time) (A) on the date of such proposed Bid Rate Borrowing, in the case of a Notice of Bid Rate Borrowing delivered pursuant to clause (A) of paragraph (i) above and
(B) three Business Days before the date of such proposed Bid Rate Borrowing, in the case of a Notice of Bid Rate Borrowing delivered pursuant to clause (B) of paragraph (i) above, of the minimum amount and maximum amount of each Bid Rate Loan which such Lender would be willing to make as part of such proposed Bid Rate Borrowing (which amounts may, subject to the proviso to the first sentence of this Section 2.01(b), exceed such Lender's Commitment), the rate or rates of interest therefor and such Lender's Applicable Lending Office with respect to such Bid Rate Loan; provided that if the Administrative Agent in its capacity as a Lender shall, in its sole discretion, elect to make any such offer, it shall notify the Borrower of such offer before 9:15 a.m. (New York City time) on the date on which notice of such election is to be given to the Administrative Agent by the other Lenders.

               (iii)  The Borrower shall, in turn, (A)
before 10:30 a.m. (New York City time) on the date of such proposed Bid Rate Borrowing, in the case of a Notice of Bid Rate Borrowing delivered pursuant to clause (A) of paragraph
(i) above and (B) before 10:30 a.m. (New York City time) three Business Days before the date of such proposed Bid Rate Borrowing, in the case of a Notice of Bid Rate Borrowing delivered pursuant to clause (B) of paragraph (i) above, either:

               (x) cancel such Notice of Bid Rate Borrowing by giving the Administrative Agent notice to that effect, or


                                20
PAGE

               (y) accept one or more of the offers made by any Lender or Lenders pursuant to paragraph (ii) above (which acceptance shall be irrevocable) in its sole discretion, by giving notice to the Administrative Agent of the amount of each Bid Rate Loan (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, notified to the Borrower by the Administrative Agent on behalf of such Lender for such Bid Rate Loan pursuant to paragraph (ii) above) to be made by each Lender as part of such Bid Rate Borrowing (provided that the aggregate amount of such Bid Rate Borrowing shall not exceed the amount specified on the Notice of Bid Rate Borrowing delivered by the Borrower pursuant to paragraph (i) above), and reject any remaining offers made by Lenders pursuant to paragraph (ii) above by giving the Administrative Agent notice to that effect; provided that acceptance of offers may only be made on the basis of ascending rates for Bid Rate Borrowings of the same type and duration for up to the maximum amounts offered by Lenders; and provided further that if offers are made by two or more Lenders for the same type of Bid Rate Borrowing for the same duration and with the same rate of interest, in an aggregate amount which is greater than the amount requested, such offers shall be accepted on a pro rata basis based on the maximum amounts offered by such Lenders at such rate of interest.

               (iv)  If the Borrower notifies the
Administrative Agent that such Bid Rate Borrowing is cancelled pursuant to paragraph (iii)(x) above or if the Borrower rejects any offers made by Lenders pursuant to paragraph (iii)(y) above, such notification or rejection shall be irrevocable.

               (v)  If the Borrower accepts one or more of
the offers made by any Lender or Lenders pursuant to paragraph (iii)(y) above, the Administrative Agent shall in turn promptly notify (A) each Lender that has made an accepted offer as described in paragraph (ii) above, of the date and aggregate amount of such Bid Rate Borrowing and that any offer or offers made by such Lender pursuant to paragraph (ii) above have been accepted by the Borrower,
(B) each Lender that is to make a Bid Rate Loan as part of such Bid Rate Borrowing, of the amount of each Bid Rate Loan to be made by such Lender as part of such Bid Rate Borrowing, and (C) each Lender that is to make a Bid Rate Loan as part of such Bid Rate Borrowing, upon receipt, that the Administrative Agent has received forms of documents appearing to fulfill the applicable conditions set forth in


                                21
PAGE

Article III. Each Lender that is to make a Bid Rate Loan as part of such Bid Rate Borrowing shall, before 1:00 P.M. (New York City time) on the date of such Bid Rate Borrowing specified in the notice received from the Administrative Agent pursuant to clause (A) of the preceding sentence or any later time when such Lender shall have received notice from the Administrative Agent pursuant to clause (C) of the preceding sentence, make available for the account of its Applicable Lending Office to the Administrative Agent at its address referred to in Section 8.02 such Lender's portion of such Bid Rate Borrowing, in same day funds. Upon fulfillment of the applicable conditions set forth in
Article III and after receipt by the Administrative Agent of such funds, the Administrative Agent will make such funds available to the Borrower at the Administrative Agent's aforesaid address. Promptly after each Bid Rate Borrowing, the Administrative Agent will notify each Lender of the amount of the Bid Rate Borrowing and will also notify each Lender that made an offer the range of rates offered and the accepted rate (provided that such information shall not include the name of any bank that made an offer if such offer was accompanied by a written instruction to the Administrative Agent not to disclose such Bank's name).

               (vi)  The Borrower agrees to pay to the
Administrative Agent for the Administrative Agent's account an auction fee as agreed with the Administrative Agent for each Notice of Bid Rate Borrowing delivered by the Borrower to the Administrative Agent pursuant to this Section
2.01(b), whether or not a Bid Rate Borrowing is made pursuant thereto.

               (vii)  Each Bid Rate Borrowing shall be in an
aggregate amount of not less than $10,000,000 and in integral multiples of $1,000,000 in excess thereof.

               (viii) Within the limits of the Facility, and on the conditions set forth in this Section 2.01(b), the Borrower may from time to time borrow under this Section 2.01(b), repay or prepay pursuant to Section 2.05(c) or (d) below, and reborrow under this Section 2.01(b).

               (ix)  The Borrower shall repay to the
Administrative Agent for the account of each Lender which has made a Bid Rate Loan, on the maturity date of each Bid Rate Loan (such maturity date being that specified by the Borrower for repayment of such Bid Rate Loan in the related Notice of Bid Rate Borrowing delivered pursuant to subsection (b)(i) above), the then unpaid principal amount of such Bid Rate Loan.


                                22
PAGE

               (x) The Borrower shall pay interest on the unpaid principal amount of each Bid Rate Loan from the date of such Bid Rate Loan to the date the principal amount of such Bid Rate Loan is repaid in full, at the rate of interest for such Bid Rate
Loan specified by the Lender making such Bid Rate Loan in its notice with respect thereto delivered pursuant to subsection
(b)(ii) above, payable on the interest payment date or dates specified by the Borrower for such Bid Rate Loan in the related Notice of Bid Rate Borrowing delivered pursuant to subsection
(b)(i) above.

          (c)  Eurodollar Rate Loans.   Anything in
Section 2.01(a) to the contrary notwithstanding, the Borrower may not select a Eurodollar Rate Loan if (i) the aggregate amount of such Borrowing is less than $10,000,000,
(ii) the obligation of the Lenders to make Eurodollar Rate Loans, or to Continue Loans as or Convert Loans into Eurodollar Rate Loans, then is suspended pursuant to Section 2.06(c) or (d) or (iii) after giving effect to such Borrowing, the aggregate number of different Interest Periods for outstanding Eurodollar Rate Loans is greater than fifteen (15).

          (d)  Authorized Persons.   The Borrower shall
notify the Administrative Agent in writing of the names of its officers and employees authorized to request Loans on behalf of the Borrower and shall provide the Administrative
Agent with a specimen signature of each such officer or employee. The Administrative Agent shall be entitled to rely conclusively on such officer's or employee's authority to request Loans on behalf of the Borrower until the Administrative Agent receives written notice to the contrary. The Administrative Agent shall have no duty to verify the authenticity of the signature appearing on any Notice of Borrowing.

          (e)  Notice Irrevocable.   Each Notice of
Borrowing of Revolving Loans or Swing Line Loans or acceptance of an offer made by any Lender pursuant to a Notice of Bid Rate Borrowing shall be irrevocable and binding on the Borrower. In the case of any Notice of Borrowing of Revolving Loans or Swing Line Loans or acceptance of an offer made by any Lender pursuant to a Notice of Bid Rate Borrowing relating to a Borrowing that is to be comprised of Eurodollar Rate Loans, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing of Revolving Loans or Swing Line Loans or acceptance of an offer made by any Lender pursuant to a Notice of Bid Rate Borrowing for such Borrowing the


                                23
PAGE
applicable conditions set forth in Article III, including, without limitation, any loss (excluding loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Loan to be made by such Lender as part of such Borrowing if such Loan, as a result of such failure, is not made on such date.

          (f)  Funding.   Unless the Administrative Agent
shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such Borrowing, the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with Section 2.01(b)(ii), and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the Borrower severally agree to pay or repay to the Administrative Agent, forthwith on demand, such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is paid or repaid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to Loans comprising such Borrowing and (ii) in the case of such Lender, an interest rate per annum equal to the Administrative Agent's cost of funds advanced to the Borrower, as certified to such Lender by the Administrative Agent. If such Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid shall constitute such Lender's Loan as part of such Borrowing for purposes of this Agreement.

          (g)  Several Obligations.   Each Lender's
obligation to make Loans hereunder is several and not joint. The failure of any Lender to make the Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the date of any Borrowing.

          (h)  Use of Proceeds.   The proceeds of the Loans
shall be used by the Borrower solely (i) to pay fees and expenses incurred in connection herewith, (ii) to finance its working capital requirements and (iii) for its general corporate purposes, including without limitation the refinancing of existing indebtedness. No part of the proceeds of any Loan shall be used directly or indirectly


                                24
PAGE
for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock, or maintaining or extending credit to others for such purpose or for any other purpose, in any manner that violates the Margin
Regulations.

          SECTION 2.02.  Interest.  The Borrower shall pay
interest on the unpaid principal amount of each Loan owing to each Lender from the date such Loan is made until the principal amount thereof is paid in full, at the following rates per annum:

          (a)  Base Rate Loans.   Each Base Rate Loan shall
bear interest at a rate per annum equal to the Base Rate in effect from time to time, payable quarterly in arrears on the first Business Day of each January, April, July and October during such period and on the date such Base Rate
Loan (or a portion thereof, in which case interest shall be paid on such date in respect of such portion) is repaid on the Commitment Termination Date or prepaid pursuant to
Section 2.05(d).

          (b) Eurodollar Rate Loans. Each Eurodollar Rate Loan shall bear interest at a rate per annum equal at all times during each Interest Period for such Loan to the sum of (i) the Eurodollar Rate for such Interest Period for such Loan plus (ii) the Applicable Margin, payable on the last day of such Interest Period and, if such Interest Period has a duration of six (6) months or more, on the day during such Interest Period that is three (3) months after the first day of such Interest Period and, if applicable, the day that is three (3) months after the last interest payment date during such Interest Period (or, if such day is not a Business Day, on the next succeeding Business Day).

          (c)  Bid Rate Loans.   Each Bid Rate Loan shall
bear interest as specified in Section 2.01(b)(x).

          (d)  Default Interest.   Notwithstanding
Section 2.02(a), (b) or (c), upon the occurrence and during the continuation of (i) an Event of Default, other than an Event of Default described in Section 6.01(a), and upon notice to the Borrower from the Administrative Agent that the rate of interest specified in this Section 2.02(d) shall apply, commencing on the date of such notice and thereafter until such Event of Default is cured or waived in accordance with the terms hereof, or (ii) an Event of Default described in Section 6.01(a), interest on the unpaid principal amount of each Loan shall accrue at a rate per annum equal at any time to the rate of interest otherwise in effect at such


                                25
PAGE
time pursuant to Section 2.02(a), (b) or (c) plus 2% per annum.

          SECTION 2.03.  Conversion of Loans; Continuation
of Eurodollar Rate Loans.

          (a)  Optional Conversion; Continuation.   The
Borrower may, on any Business Day, by notice given to the Administrative Agent not later than 11:00 a.m. (New York City time) on the third Business Day prior to such Business Day and subject to the provisions of Section 2.06, Convert all or any portion of the Revolving Loans or Swing Line Loans comprising the same Borrowing into Loans of the other Type; provided, however, that (i) any Conversion of Revolving Loans into Swing Line Loans shall be made on, and only on, the last day of an Interest Period then applicable to such Revolving Loans unless the Borrower pays or reimburses to each Lender on the proposed Conversion date, pursuant to Section 2.11, any loss, cost, expense or liability incurred by such Lender as a result of such Conversion made on any date other than the last date of the applicable Interest Period, (ii) any Conversion of Swing Line Loans into Revolving Loans shall be in an amount not less than the minimum amount specified in Section 2.01(c), and (iii) no Conversion of any Loans shall result in more Interest Periods for outstanding Revolving Loans than permitted under Section 2.01(c). The Borrower also may, by notice given to the Administrative Agent not later than 11:00 a.m. (New York City time) on the third Business Day prior to the Business Day on which an Interest Period with respect to a Borrowing of Eurodollar Rate Loans will expire, Continue all or any portion of such Revolving Loans equal to $10,000,000 or an integral multiple of $1,000,000 in excess of that amount as Eurodollar Rate Loans, and thereupon a succeeding Interest Period in respect of such Eurodollar Rate Loans shall commence on the expiration date of the Interest Period then applicable thereto. Notwithstanding any other provision hereof, the Borrower shall not have the right to Convert Swing Line Loans into Revolving Loans or to Continue Loans as Eurodollar Rate Loans if, on the date of any such proposed Conversion or Continuation, a Default has occurred and is continuing. Each such notice of Conversion or Continuation shall, within the restrictions specified above, specify (A) the date of such Conversion or Continuation, (B) the Loans to be Converted or Continued and
(C) if a Conversion is into Eurodollar Rate Loans, and with respect to a Continuation of Eurodollar Rate Loans, the duration of the initial or successive Interest Period for such Loans. Each notice of Conversion or Continuation shall be irrevocable and binding on the Borrower.


                                26
PAGE

          (b)  Mandatory Conversion.   (i)  On the date on
which the aggregate unpaid principal amount of Eurodollar
Rate Loans comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $10,000,000, such Eurodollar Rate Loans shall automatically
Convert into Base Rate Loans.

               (ii)  If a Default occurs and is continuing
on the last day of an Interest Period applicable to a Borrowing of Eurodollar Rate Loans, then (A) such Eurodollar Rate Loans automatically shall Convert into Base Rate Loans on the last day of such Interest Period, and the Borrower shall not have the right to continue such Loans as Eurodollar Rate Loans and select a succeeding Interest Period with respect thereto and, subject to Section 2.09 hereof, any such selection of a succeeding Interest Period theretofore made pursuant to the terms hereof shall be null and void, and (B) the obligation of the Lenders to make, or to Convert Loans into, Eurodollar Rate Loans shall be suspended; provided, however, that each Eurodollar Rate Loan automatically shall be Converted into a Base Rate Loan immediately upon the Loans (or any of them) being declared to be due and payable, or becoming due and payable, pursuant to Section 6.01.

               (iii) If the Borrower shall fail to Continue any Eurodollar Rate Loans in accordance with the provisions contained in this Section 2.03, the Administrative Agent will forthwith so notify the Borrower and the Lenders, whereupon each such Eurodollar Rate Loan will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Loan.

          SECTION 2.04.  Fees.

          (a)  Facility Fee.   The Borrower agrees to pay to
the Administrative Agent, for the ratable accounts of the Lenders, a facility fee (the "Facility Fee") on the average daily Commitment of each Lender, whether used or unused, from the date hereof, in the case of each Lender that is signatory hereto, and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender, in the case of each other Lender, until the Commitment Termination Date, at the rate of (i) 0.1% per annum so long as Senior Unsecured Debt of the Borrower shall be rated at least AA- by S&P and Aa3 by Moody's, (ii) 0.115% per annum so long as Senior Unsecured Debt of the Borrower shall be rated at least A- from S&P and A3 by Moody's,
(iii) 0.145% per annum so long as Senior Unsecured Debt of the Borrower shall be rated at least BBB+ by S&P and Baa1 by Moody's, (iv) 0.20% per annum so long as Senior Unsecured


                                27
PAGE

Debt of the Borrower shall be rated at least BBB- by S&P and Baa3 by Moody's and (v) 0.275% per annum at any other time (including, without limitation, any time that there shall be Senior Unsecured Debt of the Borrower outstanding and not rated by both S&P and Moody's); provided that if there shall be no Senior Unsecured Debt of the Borrower outstanding at any time, the Facility Fee shall be determined by reference to the most recent previously existing ratings of Senior Unsecured Debt of the Borrower. The Facility Fee shall be payable quarterly in arrears on the last Business Day of each December, March, June and September, and on the Commitment Termination Date.

          (b)  Administrative Agent's Fees.   The Borrower
shall pay to the Administrative Agent, for its own account, annually in advance on the Closing Date and each anniversary of such date, a fee (the "Administrative Agent's Fee") in the amount agreed in writing between the Borrower and the Administrative Agent.

          (c)  Payment; Fees Fully Earned.   All Fees shall
be payable to the Administrative Agent or the Arranger, as the case may be, for its own account or the account of the Lenders, as the case may be, at the Administrative Agent's Account, in immediately available funds. All Fees shall be fully earned on the date such Fees become payable pursuant hereto and, when paid, shall be non-refundable, except that, with respect only to the Administrative Agent's Fee, if the Administrative Agent resigns or is removed pursuant to
Section 7.06, the retiring Administrative Agent shall return to the Borrower a portion of the annual Administrative Agent's Fee equal to (i) the amount of the Administrative Agent's Fee actually paid to the retiring Administrative Agent in respect of the year in which the Administrative Agent resigns or is removed multiplied by (ii) a fraction, the numerator of which is the number of days from the effective date of resignation or removal to the next succeeding anniversary of the Closing Date, and the denominator is 360.

          SECTION 2.05.  Reduction of the Commitments;
Prepayment and Repayment.

          (a)  Optional Facility Reduction.   The Borrower
shall have the right, upon at least ten (10) Business Days' notice to the Administrative Agent, to terminate in whole or reduce ratably in part the unused portions of the Commitments of the Lenders, provided that each partial reduction shall be in the aggregate amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof.


                                28
PAGE

          (b)  Facility Termination.   (i)  The Facility
shall be terminated on the date (the "Commitment Termination Date") that is the earlier of (x) the date which is five (5) years after the Closing Date and (y) the date upon which the Borrower terminates in whole the Commitments of the Lenders in accordance with Section 2.05(a).

          (c)  Optional Prepayment.   The Borrower may, upon
at least three (3) Business Days' notice to the Administrative Agent (or, in the case of Swing Line Loans, same day notice on any Business Day) stating a proposed prepayment date and aggregate principal amount to be prepaid, and if such notice is given the Borrower shall on such date, prepay, in whole or in part in the aggregate amount stated in such notice, the outstanding principal amount of all of the Loans comprising part of the same Borrowing or Borrowings, without penalty or premium; provided, however, that, unless the entire outstanding principal amount of the Loans is then prepaid and the Facility is terminated in connection therewith, each partial prepayment shall be in an aggregate principal amount not less than $10,000,000 and in an integral multiple of $1,000,000 in excess thereof; and provided, further, that no such prepayment of a Eurodollar Rate Loan or a Bid Rate Loan shall be made other than on the last day of the Interest Period therefor or the maturity date for repayment of such Bid Rate Loan, unless such a prepayment on such other day is accompanied by payment or reimbursement to each Lender, pursuant to Section 2.11, of any loss, cost, expense or liability incurred by such Lender as a result of such prepayment on any date other than the last date of the applicable Interest Period or the maturity date for repayment of such Bid Rate Loan.

          (d)  Mandatory Prepayment.   The Borrower shall,
on each Business Day, prepay an aggregate principal amount of the Loans comprising part of the same Borrowing or Borrowings equal to the amount by which the aggregate principal amount of the Loans then outstanding exceeds the Facility in effect on such Business Day (after giving effect to any reductions in the Facility on such Business Day pursuant to the terms hereof). Payments of such amounts shall be applied first to outstanding Swing Line Loans, second to outstanding Revolving Loans and third to Bid Rate Loans.

          (e)  Repayment.   The outstanding principal amount
of the Loans, and accrued interest thereon, shall be repaid in full on the Commitment Termination Date.


                                29
PAGE

          SECTION 2.06.  Increased Costs, Etc.

          (a)  Increased Cost.   Except as to taxes, levies,
imposts, deductions, charges or withholdings, if either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements included in the Eurodollar Rate Reserve Percentage) in or in the interpretation of any law or regulation or (ii) the compliance by any Lender or its Eurodollar Lending Office with any guideline or request from any central bank or other governmental authority, in any case introduced, changed, interpreted or requested after the date hereof (whether or not having the force of law), shall either (x) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, any Lender or (y) impose on any Lender or any Person controlling such Lender any other condition relating to this Agreement or such Lender or such Person or the Eurodollar Rate Loans made by such Lender, and the result of any event referred to in clause (i) or (ii) shall be to increase the cost to any Lender or any Person controlling such Lender of agreeing to make or making, funding or maintaining Eurodollar Rate Loans, then the Borrower shall from time to time, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender such additional amounts as may be required to compensate such Lender or such Person for such increased cost; provided, however, that such Lender shall designate a different Eurodollar Lending Office if, in the sole judgment of the Lender, such designation would reduce such additional amounts payable to such Lender by the Borrower and would not, in the sole judgment of such Lender, be disadvantageous in any manner to such Lender or any Person controlling such Lender and provided further that (A) each Lender shall use its best efforts to notify the Borrower and the Administrative Agent as to the existence of any change of circumstance described above in this subsection (a) as promptly as practical after such Lender gains knowledge thereof and is able to determine that such change will result in increased costs hereunder, but the failure to give such notice shall not (subject to clause (B) below) affect the right of any Lender to any payment to which it would otherwise be entitled hereunder and (B) the Borrower shall not be obligated to compensate such Lender for any costs incurred for any period after the Lender gains knowledge of the change of circumstance and is able to determine that such change will result in increased costs and prior to the date that is sixty (60) days before the date upon which notice of such change is first given to Borrower as required by clause (A) above. A certificate as to the amount of such


                                30
PAGE
increased cost and the manner of computation thereof, submitted to the Borrower by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

          (b)  Capital.   If any Lender determines that the
adoption or effectiveness after the date of this Agreement of any treaty, law, rule, regulation or guideline in regard to capital adequacy, or any change after the date of this Agreement in, or in the application of, any such treaty, law, rule, regulation or guideline (whether or not in effect on the date of this Agreement and whether or not then scheduled or anticipated to take effect thereafter), or any change after the date of this Agreement in the interpretation or administration thereof by any central bank or other governmental or monetary authority charged with the interpretation or administration thereof, or compliance by the Lender or either of its Applicable Lending Offices or any Person controlling the Lender with any interpretation, directive, request, order or decree introduced after the date of this Agreement in regard to capital adequacy (whether or not having the force of law) by any such central bank or other governmental or monetary authority has or would have the effect of reducing the rate of return on the capital of or maintained by the Lender or any Person controlling the Lender as a consequence of the Lender's Loans or Commitment hereunder, and other loans or commitments of this type, by increasing the amount of capital required or expected to be maintained by such Lender or any Person controlling such Lender, to a level below that which the Lender or such Person could have achieved but for such adoption, effectiveness, change or compliance (taking into account the Lender's or such Person's policies with respect to capital adequacy), then the Borrower shall, from time to time, pay to the Lender, upon demand by such Lender (with a copy of such demand to the Administrative Agent), such additional amounts as may be specified by such Lender as being sufficient to compensate such Lender for such reduction in return, to the extent that the Lender determines such reduction to be attributable to the existence, issuance or maintenance of its Loans or Commitment; provided that (A) each Lender shall use its best efforts to notify the Borrower and the Administrative Agent as to the existence of any change of circumstance described above in this subsection (b) as promptly as practical after such Lender gains knowledge thereof and is able to determine that such change will result in additional amounts hereunder, but the failure to give such notice shall not (subject to clause (B) below) affect the right of any Lender to any payment to which it would otherwise be entitled hereunder and (B) the Borrower shall not be obligated to


                                31
PAGE
compensate such Lender for any such reduction attributable to any period after the Lender gains knowledge of the change of circumstance and is able to determine that such change will result in increased costs and prior to the date that is sixty (60) days before the date upon which notice of such change is first given to Borrower as required by clause (A) above. A certificate as to such amounts submitted to the Borrower by such Lender shall be conclusive and binding for all purposes, absent manifest error.

          (c)  Unavailability or Inadequacy of Eurodollar
Rate.   If, with respect to any proposed borrowing or
Continuation of, or Conversion of Base Rate Loans into, Eurodollar Rate Loans, (i) each Reference Bank notifies the Administrative Agent that it has determined that, for any reason, appropriate quotations are not available to it in the London interbank market for purposes of determining the Eurodollar Rate, or (ii) Required Lenders notify the Administrative Agent that the Eurodollar Rate for the Interest Period proposed to be applicable to such Loans will not adequately reflect the cost to such Lenders of making, funding or maintaining such Eurodollar Rate Loans for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower and the Lenders, whereupon (x) each Eurodollar Rate Loan proposed to be Continued will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Loan and (y) the obligation of the Lenders to make, or to Convert Loans into, Eurodollar Rate Loans shall be suspended until the Administrative Agent shall notify the Borrower that, in the case of clause (i), the Administrative Agent has, and, in the case of clause (ii), Required Lenders have, determined that the circumstances causing such suspension no longer exist.

          (d)  Illegality.   Notwithstanding any other
provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation shall make it unlawful, or any central bank or other governmental authority shall assert that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Loans or to continue to fund or maintain Eurodollar Rate Loans hereunder, then, on notice thereof and demand therefor by such Lender to the Borrower through the Administrative Agent, (i) each Eurodollar Rate Loan will automatically, upon such demand, Convert into a Base Rate Loan and (ii) the obligation of the Lenders to make, or to Convert Loans into, Eurodollar Rate Loans shall be suspended until the Administrative Agent shall notify the Borrower that such Lender has determined that the circumstances causing such


                                32
PAGE
suspension no longer exist. Before giving any such notice and demand to the Administrative Agent pursuant to this
Section 2.06(d), such Lender shall designate a different Eurodollar Lending Office if such designation would avoid the need for giving such notice and demand and would not, in the judgment of such Lender, be otherwise disadvantageous to such Lender.

          SECTION 2.07.  Taxes.

          (a)  No Withholding.   Any and all payments by the
Borrower hereunder shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, (i) in the case of each Lender and the Administrative Agent, taxes imposed on its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or any political subdivision or taxing authority thereof or therein, (ii) in the case of each Lender, taxes imposed on its net income, and franchise taxes imposed on it, by the jurisdiction of such Lender's principal office or Applicable Lending Office or any political subdivision or taxing authority thereof or therein and (iii) in the case of each Lender, United States withholding tax payable with respect to payments hereunder under laws (including, without limitation, any statute, treaty, ruling, determination or regulation) in effect on the Initial Date, but not excluding any United States withholding tax payable as a result of any change in (including, without limitation, any change in interpretation thereof) such laws occurring after the Initial Date (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). For purposes of this
Section 2.07, the term "Initial Date" shall mean, in the case of each Lender signatory hereto, the Closing Date and, in the case of each Lender other than a Lender signatory hereto, the date of the Assignment and Acceptance or the Additional Lender Agreement, as the case may be, pursuant to which it becomes a Lender. If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Agent, (x) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.07) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (y) the Borrower shall make such deductions and (z) the Borrower shall pay the full amount


                                33
PAGE
deducted to the relevant taxation authority or other authority in accordance with applicable law; provided, however, that any such Lender shall designate a different Applicable Lending Office if, in the sole judgment of the Lender, such designation would avoid the need for, or reduce the amount of, any Taxes required to be deducted from or in respect of any sum payable hereunder to any Lender or the Administrative Agent and would not, in the sole judgment of such Lender, be otherwise disadvantageous in any manner to such Lender or contrary to its policies. Notwithstanding the foregoing, the Borrower shall have no obligation to pay any amount to or for the account of any Lender or the Administrative Agent on account of any Taxes pursuant to this Section 2.07 to the extent such amount results from the failure of any Lender or the Administrative Agent to deliver to the Borrower and the Administrative Agent, on or before the date payment is due by the Borrower to such Lender or the Administrative Agent, two (2) duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or any successor applicable form, as the case may be, certifying that the Lender or the Administrative Agent is entitled to receive such payments without deduction or withholding of United States Federal income taxes, if either such form or successor form would be applicable.

          (b)  Other Taxes.   In addition to making all
payments to be made hereunder free and clear of Taxes, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies (which shall not, in any event, include any transfer or other Taxes that arise or are incurred or imposed solely as a result of transfer or assignment by a Lender of all or any portion of its Loans or its Commitment) that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement (hereinafter referred to as "Other Taxes").

          (c)  Indemnity.   The Borrower will indemnify,
within 30 days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor, each Lender and the Administrative Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.07) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally assessed.


                                34
PAGE

          (d)  Evidence of Payment.   Within 30 days after
the date of any payment of Taxes, the Borrower will furnish to the Administrative Agent, at its address referred to in
Section 8.02, the original or a certified copy of a receipt evidencing payment thereof. If no Taxes are payable in respect of any payment hereunder, the Borrower will furnish to the Administrative Agent, at such address, a certificate from each appropriate taxing authority, or an opinion of counsel acceptable to the Administrative Agent, in either case stating that such payment is exempt from or not subject to Taxes; provided, however, that such certificate or opinion need only be given if: (i) the Borrower makes any payment from any account located outside the United States, or (ii) the payment is made by a payor that is not a United States Person. For purposes of this Section 2.07, the terms "United States" and "United States Person" shall have the meanings set forth in Section 7701 of the Code.

          (e)  Change of Lending Office.   If a Lender shall
change its Applicable Lending Office, such Lender shall not be entitled to receive any greater payment under this
Section 2.07 than such Lender would have been entitled to receive if it had not changed its Applicable Lending Office, unless such change was made at the request of the Borrower or at a time when the circumstances giving rise to such greater payment did not exist.

          (f)  Survival of Covenant.   Without prejudice to
the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.07 shall survive the payment in full of principal and interest hereunder.

          SECTION 2.08.  Replacement of Lender in Event of
Adverse Condition.   In the event the Borrower becomes
obligated to pay additional amounts to any Lender pursuant to Section 2.06 or 2.07 as a result of any condition described therein, then, unless such Lender theretofore has removed or cured the condition creating the obligation to pay such additional amounts, the Borrower may designate another bank that is acceptable to the Administrative Agent and Required Lenders (such bank herein being referred to as a "Replacement Lender") to purchase the Loans and assume the Commitment of such Lender and such Lender's rights hereunder, without recourse to or warranty by, or expense to, such Lender for a purchase price equal to the outstanding principal amount of the Loans payable to such Lender plus any accrued but unpaid interest on such Loans and accrued but unpaid Facility Fees in respect of that Lender's Commitment, and upon such purchase and execution hereof by such Replacement Lender, such Lender shall no


                                35
PAGE
longer be a party hereto or have any rights hereunder, and the Replacement Lender shall succeed to the rights of such Lender hereunder.

          SECTION 2.09.  Payments.

          (a)  Time for Payment.   (i)  The Borrower shall
make each payment hereunder not later than 1:00 p.m. (New York City time) on the day when due in U.S. Dollars to the Administrative Agent at the Administrative Agent's Account in immediately available funds. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or Facility Fees ratably (other than payable pursuant to Section 2.06(a), 2.06(b) or 2.07) to the Lenders for the account of their Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement, provided that if such funds are received by the Administrative Agent prior to 1:00 p.m. (New York time) on any Business Day and are not distributed to any Lender by the Administrative Agent on the same Business Day, the Administrative Agent shall pay to such Lender interest thereon at the Federal Funds Rate for each day until such funds are so distributed. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to
Section 8.07(d), from and after the effective date of such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

               (ii) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest, as the case may be; provided, however, if such extension would cause payment of interest on or principal of Eurodollar Rate Loans to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

          (b)  Computation.   All computations of interest
in respect of Eurodollar Rate Loans shall be made by the Administrative Agent on the basis of a year of 360 days, and computations of interest in respect of Base Rate Loans and Fees shall be made by the Administrative Agent on the basis


                                36
PAGE
of a year of 365 days or 366 days, as the case may be, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or Fees are payable. Each determination by the Administrative Agent hereunder shall be conclusive and binding for all purposes, absent manifest error.

          (c)  Distribution of Payments.   Unless the
Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to any Lender hereunder that the Borrower will not make such payment in full, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each such Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each such Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the interest rate per annum certified by the Administrative Agent to such Lender to be the Administrative Agent's cost of funds with respect to such payment made to such Lender.

          (d)  Interest on Overdue Payment.   Interest on
any past due payment shall be payable on demand.

          SECTION 2.10.  Sharing of Payments, Etc.   If any
Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Loans owing to it (other than pursuant to Section 2.06(a), 2.06(b) or 2.07) in excess of its ratable share of payments on account of the Loans obtained by all the Lenders, such Lender shall so notify the Administrative Agent and forthwith purchase from the other Lenders such participations in the Loans owing to them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to
(ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by


                                37
PAGE
the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.10 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

          SECTION 2.11.  Compensation for Funding Losses.
In addition to the amounts required to be paid by the Borrower pursuant to Sections 2.06 and 2.07 hereof, the Borrower shall pay to any Lender, upon demand by such Lender, such amount or amounts as the Lender determines is or are necessary to compensate it for any loss, cost, expense or liabilities incurred (including, without limitation, any loss, cost or expense incurred by reason of the liquidation or redeployment of deposits, provided that such loss, cost or expenses shall be determined by reference to the cost to such Lender of such deposits and not by reference to the rate of interest borne by the Eurodollar Rate Loans or Bid Rate Loans paid, prepaid or Converted) by it as a result of any payment, prepayment or Conversion of a Eurodollar Rate Loan or Bid Rate Loan for any reason (including, without limitation, upon a mandatory prepayment pursuant to Section 2.05(d) or by reason of an acceleration pursuant to Section 6.01 hereof) on a date other than the last day of an Interest Period applicable to such Eurodollar Rate Loan or the maturity date for repayment of such Bid Rate Loan.

          SECTION 2.12. Pro Rata Treatment. Except to the extent otherwise provided herein, (i) each Borrowing of Swing Line Loans or Revolving Loans shall be requested from the Lenders, pro rata according to their respective Commitments, (ii) each termination or reduction of the Facility shall be applied pro rata to the respective Commitments of the Lenders, (iii) each payment or prepayment by the Borrower of principal of any Swing Line Loans or Revolving Loans shall be made for the account of the Lenders pro rata according to the aggregate outstanding amount of their respective Swing Line Loans or Revolving Loans, and
(iv) each payment by the Borrower of interest on the Swing Line Loans, Revolving Loans and Facility Fees shall be made for the account of the Lenders pro rata according to the outstanding principal amount of their respective Swing Line Loans or Revolving Loans and their respective Commitments, respectively.


                                38
PAGE

          SECTION 2.13.  Evidence of Debt.

          (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

          (b) The Register maintained by the Administrative Agent pursuant to Section 8.07(c) shall include a control account, and a subsidiary account for each Lender, in which accounts (taken together) shall be recorded (i) the date and amount of each Borrowing made hereunder, the Type of Loans comprising such Borrowing and any Interest Period applicable thereto, (ii) the terms of each Assignment and Acceptance delivered to and accepted by it, (iii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iv) the amount of any sum received by the Administrative Agent from the Borrower hereunder, and each Lender's share thereof.

          (c) The entries made in the Register shall be conclusive and binding for all purposes, absent manifest error.

                           ARTICLE III

                      CONDITIONS OF LENDING


          SECTION 3.01.  Conditions Precedent to Initial
Borrowing. The obligation of each Lender to make the initial Loan or Loans hereunder is subject to the following conditions precedent, and the acceptance by the Borrower of the proceeds of such initial Loan or Loans shall constitute a representation and warranty by the Borrower that all of such conditions (other than any such conditions that are waived in writing by the Lenders in accordance with the terms hereof) were satisfied on and as of the date of such initial Loan or Loans:

          (a)  There shall exist no action, suit,
investigation, litigation or proceeding pending or, except as disclosed in Schedule 4.01(h) hereto, threatened before any court, governmental agency or arbitrator (i) against or affecting the Borrower or any of its Subsidiaries or their respective assets or properties, in which there is a reasonable possibility of an adverse determination that could have a material adverse effect on the business,


                                39
PAGE
condition (financial or otherwise), operations, performance or properties of the Borrower, or the Borrower and its Subsidiaries, taken as a whole, or on the ability of the Borrower to perform its Obligations hereunder, or
(ii) against the Borrower or the Administrative Agent (or, as a condition only to any Lender's obligation hereunder, such Lender) that seeks to enjoin or purports to affect the legality, validity or enforceability of this Agreement or the consummation of the transactions contemplated hereby or materially adversely affect the rights of the Borrower or the Administrative Agent (or such Lender) hereunder.

          (b)  (i)  All governmental and third party
consents and approvals necessary in connection with this Agreement or the consummation of the transactions contemplated hereby shall have been obtained (without the imposition of any conditions which are not acceptable to the Lenders) and shall remain in effect; and (ii) no law or regulation shall, in the judgment of the Lenders, restrain, prevent or impose materially adverse conditions upon this Agreement or the consummation of the transactions contemplated hereby.

          (c) The Borrower shall have paid all Fees that are due and expenses (as provided in Section 8.04 and as otherwise agreed between the Borrower and the Administrative Agent, the Arranger or any Lender) of the Administrative Agent, the Arranger and the Lenders.

          (d) The Administrative Agent shall have received on or before the Closing Date the following (each dated the Closing Date, unless otherwise specified), in form and substance satisfactory to the Administrative Agent (unless otherwise specified):

               (i)  certified copies of the resolutions of
the Board of Directors of the Borrower approving this Agreement and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement;

               (ii)  a copy of the articles of organization
of the Borrower and each amendment thereto, certified as of a recent date prior to the Closing Date by the Secretary of State of The Commonwealth of Massachusetts as being a true and correct copy thereof;

               (iii)  a copy of (x) a certificate or
certificates of the Secretary of State of The Commonwealth of Massachusetts, dated as of a recent date prior to the Closing Date, listing the charter and all amendments thereto


                                40
PAGE
of the Borrower on file in his or her office and certifying that (A) such amendments are the only amendments to the Borrower's charter on file in his or her office, and (B) the Borrower is duly incorporated and in good standing under the laws of such state and (y) a certificate of the Massachusetts Department of Revenue as to the tax good standing of the Borrower under the laws of Massachusetts (or a certificate of an officer of the Borrower regarding same in form and substance reasonably satisfactory to the Administrative Agent to be followed by a certificate of the Massachusetts Department of Revenue as soon as practicable);

               (iv)  a certificate of the Borrower, signed
on behalf of the Borrower by its President or any Vice President and the Clerk or any Assistant Clerk, dated the Closing Date, certifying as to (A) the absence of any amendments to the articles of organization of the Borrower since the date of the Secretary of State's certificate referred to in Section 3.01(d)(iii), (B) a true and correct copy of the bylaws of the Borrower as in effect on the Closing Date, (C) the due organization and good standing of the Borrower as a corporation under the laws of its state of incorporation, and the absence of any proceeding for the dissolution or liquidation of the Borrower, (D) the truth in all material respects of the representations and warranties contained herein, (E) the absence of any event occurring and continuing, or resulting from the Borrowing(s) (if any), on the Closing Date that constitutes a Default and (F) as to satisfaction of the conditions precedent specified in Sections 3.01(e) and (f);

               (v)  a certificate of the Clerk or any
Assistant Clerk of the Borrower certifying as to (A) the adoption of resolutions by the Board of Directors of the Borrower in the form attached thereto authorizing and approving this Agreement, and that such resolutions have not been rescinded, modified or amended and remain in full force and effect, and (B) the names and true signatures of the officers of the Borrower authorized to sign this Agreement and the other documents to be delivered hereunder;

               (vi)  duly executed copies of this Agreement,
in number sufficient for all of the Lenders;

               (vii)  such financial, business and other
information regarding the Borrower and its Subsidiaries as the Lenders shall have reasonably requested, including, without limitation, (A) information as to possible contingent liabilities, tax information, environmental information, obligations under ERISA, collective bargaining agreements and other arrangements with employees and


                                41
PAGE

(B) audited consolidated financial statements for the period ended December 31, 1993 for the Borrower and its Subsidiaries;

               (viii)  a favorable opinion of Ropes & Gray,
counsel to the Borrower, in substantially the form of Exhibit C and hereby given upon the express instructions of the Borrower, and as to such other matters as any Lender through the Administrative Agent may reasonably request; and

               (ix)  a favorable opinion of Gibson, Dunn &
Crutcher, counsel to the Administrative Agent and the Lenders, as to such matters as the Administrative Agent may request.

          (e) As of the Closing Date, there shall have occurred no material adverse change in the business, condition (financial or otherwise), operations, performance or properties of the Borrower or of the Borrower and its Subsidiaries, taken as a whole, since December 31, 1993.

          (f) As of the Closing Date, all availability of funds and the commitments by the lenders under the $175,000,000 Credit Agreement dated as of December 7, 1992 among the Borrower, the lenders party thereto, Credit Suisse, as Agent, and Credit Suisse First Boston Limited, as Syndication Agent, shall have been fully cancelled and terminated and any and all amounts outstanding thereunder shall have been repaid in full.

          SECTION 3.02.  Conditions Precedent to Each
Borrowing. The obligation of each Lender to make a Loan (including the initial Loan or Loans) on the occasion of each Borrowing shall be subject to the prior satisfaction on the Closing Date of the conditions identified in Section
3.01 and also subject to the following conditions precedent, and the acceptance by the Borrower of the proceeds of Loans made shall constitute a representation and warranty by the Borrower, that all of such conditions (other than any such conditions that are waived in accordance with the terms hereof) were satisfied on the date of such Borrowing:

          (a) The representations and warranties contained herein shall be true and correct in all material respects on and as of the date of such Borrowing, both before and after giving effect to such Borrowing and to the application of the proceeds therefrom, as though made on and as of such date;

          (b)  No event shall have occurred and be
continuing, or circumstance shall exist, or would result


                                42
PAGE
from such Borrowing or from the application of the proceeds therefrom, that constitutes a Default;

          (c) After giving effect to such Borrowing, the aggregate principal amount of Loans then outstanding shall not exceed the Facility; and

          (d) The Administrative Agent shall have received such other approvals, opinions, documents or information as Required Lenders or the Administrative Agent may have reasonably requested.

          SECTION 3.03. Determinations Under Section 3.01. For purposes of determining compliance with the conditions specified in Section 3.01, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated hereby shall have received notice from such Lender prior to the initial Borrowing specifying its objection thereto and either such objection shall not have been withdrawn by notice to the Administrative Agent to that effect or such Lender shall not have made available to the Administrative Agent such Lender's ratable portion of such Borrowing.


                           ARTICLE IV

                 REPRESENTATIONS AND WARRANTIES


          SECTION 4.01.  Representations and Warranties of
the Borrower. The Borrower represents and warrants as follows:

          (a)  The Borrower (i) is a corporation duly
organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified or licensed as a foreign corporation and is in good standing in each jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed (except where the failure to so qualify or be licensed would not have a material adverse effect on the Borrower and its Subsidiaries, taken as a whole) and (iii) has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. All of the outstanding


                                43
PAGE
capital stock of the Borrower has been validly issued and is fully paid and non-assessable.

          (b) Set forth on Schedule 4.01(b) hereto is a complete and accurate list of all of the Subsidiaries of the Borrower, showing as to each such Subsidiary, as of the date hereof, the jurisdiction of its incorporation, the number of shares of each class of capital stock authorized and the number outstanding, the percentage of the outstanding shares of each such class owned (directly or indirectly) by the Borrower, and the number of shares covered by all outstanding options, warrants, rights of conversion or purchase and similar rights at the date hereof. All of the outstanding capital stock of each such Subsidiary has been validly issued, is fully paid and non-assessable and all of such capital stock that is reflected on Schedule 4.01(b) as being owned (directly or indirectly) by the Borrower is owned by the Borrower or one or more of its Subsidiaries free and clear of all Liens, except Permitted Liens described in clause (a) of the definition thereof. Each such Subsidiary (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified or licensed as a foreign corporation and is in good standing in each jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed (except where the failure to so qualify or be licensed would not have a material adverse effect on the Borrower and its Subsidiaries, taken as a whole) and
(iii) has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

          (c) The execution, delivery and performance by the Borrower of this Agreement and the consummation of the transactions contemplated hereby are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene the Borrower's articles of organization or by-laws, (ii) violate any law, rule, regulation (including, without limitation, Regulation G, T, U or X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award of any court or other governmental authority, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust or lease, or any other instrument binding on or affecting the Borrower, any of its Subsidiaries or any of their properties, the contravention, violation, conflict, breach, or default with, of or under which could have a material adverse effect on the business, condition (financial or otherwise), operations, performance


                                44
PAGE
or properties of the Borrower or of the Borrower and its Subsidiaries, taken as a whole, or on the ability of the Borrower to perform its Obligations hereunder or (iv) result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Borrower or any of its Subsidiaries. Neither the Borrower nor any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which would be reasonably likely to have a material adverse effect on the business, condition (financial or otherwise), operations, performance or properties of the Borrower or of the Borrower and its Subsidiaries, taken as a whole.

          (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Borrower of this Agreement or for the consummation of the transactions contemplated thereby or hereby, except for authorizations, approvals, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect.

          (e)  This Agreement has been executed and
delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally or by application of general principles of equity.

          (f)  The consolidated balance sheet of the
Borrower and its Subsidiaries as at December 31, 1993, and the related consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the fiscal year then ended, certified by Ernst & Young, and the unaudited consolidated balance sheet of the Borrower and its Subsidiaries as at June 30, 1994, and the related consolidated statements of income and cash flows of the Borrower and its Subsidiaries for the fiscal quarter then ended, each fairly present the consolidated financial condition of the Borrower and its Subsidiaries as at such date and the consolidated results of the operations of the Borrower and its Subsidiaries for such fiscal period ended on such date, all in accordance with GAAP applied on a consistent basis.


                                45
PAGE

          (g) No information, exhibit or report furnished by the Borrower to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or pursuant to the terms of this Agreement, as such information, exhibit or report has been amended, supplemented or superseded by any other information, exhibit or report later delivered to the same parties receiving such information, exhibit or report, contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein, in light of circumstances in which made, not misleading.

          (h)  Except as disclosed in Schedule 4.01(h)
hereto, there is no action, suit, investigation, litigation or proceeding affecting the Borrower or any of its Subsidiaries pending or, to the best knowledge of the Borrower, threatened before any court, governmental agency or arbitrator (i) that would be reasonably likely to have a material adverse effect on the business, condition
(financial or otherwise), operations, performance or properties of the Borrower or of the Borrower and its Subsidiaries, taken as a whole, or (ii) that purports to affect the legality, validity or enforceability of this Agreement or the consummation of the transactions contemplated thereby or hereby.

          (i) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Loan will be used to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock in violation of the Margin Regulations.

          (j) No ERISA Event has occurred which resulted in a material liability that is not being contested in good faith by appropriate proceedings or has not been satisfied with respect to any Plan with an Insufficiency in excess of $5,000,000. Each Plan has complied in all material respects with the applicable provisions of ERISA and the Code.

          (k) Neither the Borrower nor any ERISA Affiliate has incurred any unpaid Withdrawal Liability, or is reasonably expected to incur any Withdrawal Liability, to any Multiemployer Plan, which is or would not be contested in good faith by appropriate proceedings, in an amount in excess of $5,000,000.

          (l) Neither the business nor the properties of the Borrower or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, or other casualty (whether or not covered by


                                46
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
insurance) that would be reasonably likely to have a material adverse effect on the business, condition
(financial or otherwise), operations, performance or properties of the Borrower or the Borrower and its Subsidiaries, taken as a whole.

          (m) The operations and properties of the Borrower and each of its Subsidiaries comply in all material respects with all applicable laws, rules and regulations, including, without limitation, all applicable environmental laws (except to the extent that failure to so comply would not have a material adverse effect upon the Borrower and its Subsidiaries, taken as a whole).

          (n)  Neither the Borrower nor any of its
Subsidiaries is a party to any contract or any indenture, loan or credit agreement or lease or subject to any charter or corporate restriction that would be reasonably likely, in light of the circumstances prevailing on the date of this Agreement, to have a material adverse effect on the business, condition (financial or otherwise), operations, performance or properties of the Borrower or the Borrower and its Subsidiaries, taken as a whole, or on the ability of the Borrower to perform its obligations hereunder.

          (o) The Borrower and each of its Subsidiaries has filed, or there has been filed on its behalf, all tax returns (Federal, State, local and foreign) required to be filed prior to the date of the making of this representation and warranty and has paid all taxes shown thereon to be due, including interest, additions to taxes and penalties, or provided adequate reserves for payment thereof, if failure to pay such taxes could have a material adverse effect on the Borrower or the Borrower and its Subsidiaries, taken as a whole.

          (p)  Neither the Borrower nor any of its
Subsidiaries is an "investment company", or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended. Neither the making of the Loans nor the application of the proceeds or repayment thereof by the Borrower, nor the consummation of the other transactions contemplated hereby, will violate any provision of such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder.

          (q) The Borrower is, individually and together with its Subsidiaries, Solvent.


                                47
PAGE

                            ARTICLE V

                    COVENANTS OF THE BORROWER


          SECTION 5.01.  Affirmative Covenants.  So long as
any Revolving Loan, Swing Line Loan or Bid Rate Loan shall remain unpaid, or any Lender shall have any Commitment hereunder, the Borrower will, unless the Required Lenders shall otherwise consent in writing:

          (a)  Compliance with Laws, Etc.   Comply, and
cause each of its Subsidiaries to comply, in all material respects, with all applicable laws, rules and regulations, including, without limitation, all applicable environmental laws.

          (b)  Payment of Taxes, Etc.   Pay and discharge,
and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are maintained in accordance with GAAP.

          (c)  Maintenance of Insurance.   Maintain, and
cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower or such Subsidiary operates.

          (d) Preservation of Corporate Existence, Etc. Preserve and maintain, and (except as permitted under Section 5.02(b) or 5.02(c)) cause each of its Subsidiaries to preserve and maintain, its corporate existence, rights and franchises; provided, however, that neither the Borrower nor any Subsidiary shall be required to preserve any right or franchise if the Board of Directors of the Borrower or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Borrower or such Subsidiary, as the case may be, and the loss thereof is not disadvantageous in any material respect to the Borrower or the Lenders.


                                48
PAGE

          (e)  Visitation Rights.   At any reasonable time
and from time to time, upon reasonable prior notice, permit the Administrative Agent or any of the Lenders or agents or representatives thereof, to the extent reasonably requested, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Borrower and any of its Subsidiaries, and to discuss the affairs, finances and accounts of the Borrower and any of its Subsidiaries with any of their officers or directors and with their independent certified public accountants.

          (f)  Keeping of Books.   Keep, and cause each of
its Subsidiaries to keep, proper books of record and account, in which appropriate entries shall be made of all financial transactions and the assets and business of the Borrower and each Subsidiary to the extent necessary to permit the preparation of the financial statements required to be delivered hereunder.

          (g)  Maintenance of Properties, Etc.   Except to
the extent expressly permitted by this Agreement, maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

          (h)  Transactions with Affiliates.   Conduct or
engage in, and cause each of its Subsidiaries to conduct, any transaction otherwise permitted hereunder with any of their respective Affiliates (other than the Borrower or any of its Subsidiaries) on terms that are fair and reasonable and no less favorable to the Borrower or such Subsidiary (considered as a whole in conjunction with all other existing arrangements and relationships with such Affiliate) than it would obtain in a comparable arms'-length transaction with a Person not an Affiliate.

          (i)  Maintenance of Consolidated Net Worth.
Maintain a Consolidated Net Worth, determined as of the end of each fiscal quarter of the Borrower, of not less than $600,000,000.

          (j)  Maintenance of Leverage Ratio.   Maintain a
Leverage Ratio, determined as of the end of each fiscal quarter of the Borrower, of not more than 0.50 to 1.00.

          (k)  Maintenance of Interest Coverage Ratio.
Maintain an Interest Coverage Ratio, determined as of the end of each fiscal quarter for the period of four (4) fiscal quarters then ended, of not less than 3:1.


                                49
PAGE

          (l)  Reporting Requirements.   Furnish to the
Administrative Agent for distribution to the Lenders:

               (i)  as soon as possible and in any event
within three (3) days after the Borrower knows or has reason to know of the occurrence of any Default, a statement of the chief financial officer of the Borrower setting forth details of such Default and the action that the Borrower proposes to take with respect thereto;

               (ii)  as soon as available and in any event
within 45 days after the end of each of the first three quarters of each fiscal year of the Borrower, commencing with the quarter ended September 30, 1994, an unaudited consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such quarter and unaudited consolidated statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year (to the extent that comparative figures were prepared for such previous period), all in reasonable detail and duly certified (subject to normal year-end audit adjustments and the absence of footnotes) by the chief financial officer of the Borrower as having been prepared in accordance with GAAP, provided, that for purposes of this
Section 5.01(l)(ii) the Borrower shall furnish to the Administrative Agent with copies for each Lender the Borrower's report on Form 10-Q filed with the Securities and Exchange Commission, together with (A) a certificate of said officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower proposes to take with respect thereto, and (B) a schedule, certified by such officer, in reasonable detail, of the computations used by the Borrower in determining, as of the end of such fiscal quarter, compliance with the covenants contained in Sections 5.01(i), (j) and (k) and 5.02(c) and (d);

               (iii)  as soon as available and in any event
within 90 days after the end of each fiscal year of the Borrower, a copy of the consolidated balance sheet of the Borrower and its Subsidiaries as of the end of such fiscal period or year and consolidated statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries for such period or fiscal year, in each case certified without material adverse qualification, by Ernst & Young or other independent public accountants of recognized


                                50
PAGE
standing acceptable to the Administrative Agent, provided, that for purposes of this Section 5.01(l)(iii), the Borrower shall furnish to the Administrative Agent with copies for each Lender the Borrower's Annual Report on Form 10-K filed with the Securities and Exchange Commission, together with
(A) a certificate of such accounting firm stating that in the course of the regular audit of the financial statements of the Borrower and its Subsidiaries, which audit was conducted by such accounting firm in accordance with GAAP, such accounting firm has obtained no knowledge that a Default has occurred and is continuing, or if, in the opinion of such accounting firm, a Default has occurred and is continuing, a statement as to the nature thereof, and
(B) a schedule, certified by the chief financial officer of the Borrower, in form and substance satisfactory to the Administrative Agent of the computations used by the Borrower in determining, as of the end of such fiscal period or year, compliance with the covenants contained in Sections 5.01(i), (j) and (k) and 5.02 (c) and (d);

               (iv) in the event of any change in GAAP from the date of the financial statements referred to in Section 4.01(f) and upon delivery of any financial statement required to be furnished under clauses (ii) or (iii) of this
Section 5.01(l), a statement of reconciliation conforming any information contained in such financial statements required to be furnished under clause (ii) or (iii) of this
Section 5.01(l) with GAAP as in effect on the date of the financial statements referred to in Section 4.01(f);

               (v) as soon as available and in any event no later than 45 days after the end of each fiscal year of the Borrower, financial projections prepared by management of the Borrower, in form and substance satisfactory to the Administrative Agent, of selected financial data (consisting of earnings before interest and taxes, working capital items, capital expenditures and depreciation) for the year in which such projections are delivered and for each year thereafter during the term of this Agreement;

               (vi)  promptly and in any event within 15
Business Days after the Borrower or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred, a statement of the chief financial officer of the Borrower describing such ERISA Event and the action, if any, that the Borrower or such ERISA Affiliate proposes to take with respect thereto;

               (vii)  promptly and in any event within 10
Business Days after receipt thereof by the Borrower or any ERISA Affiliate, copies of each notice from the PBGC stating


                                51
PAGE
its intention to terminate any Plan or to have a trustee appointed to administer any Plan with an Insufficiency in excess of $5,000,000;

               (viii)  promptly and in any event within 10
Business Days after receipt thereof by the Borrower or any ERISA Affiliate from the sponsor of a Multiemployer Plan, a copy of each notice received by the Borrower or any ERISA Affiliate concerning (A) the imposition of Withdrawal Liability by any Multiemployer Plan which liability is in excess of $5,000,000, (B) the reorganization or termination, within the meaning of Title IV of ERISA, of any Multiemployer Plan or (C) the amount of liability incurred, or that may be incurred, by the Borrower or any ERISA Affiliate in connection with any event described in clause
(A) or (B) which liability is in excess of $5,000,000;

               (ix)  promptly after the commencement
thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Borrower or any of its Subsidiaries of the type described in Section 4.01(h);

               (x)  promptly after the sending or filing
thereof, copies of all such proxy statements, financial statements and reports that the Borrower or any of its Subsidiaries sends to its public stockholders, if any, and copies of all regular, periodic and special reports, and all registration statements, that the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or with any national securities exchange;

               (xi)  promptly after the furnishing thereof,
copies of any statement or report furnished to any other holder of the securities of the Borrower or of any of its Subsidiaries pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders pursuant to any other clause of this
Section 5.01(l); and

               (xii) such other information in respect of the business, condition (financial or otherwise), operations, performance or properties of the Borrower or any of its Subsidiaries as any Lender may from time to time reasonably request.

          SECTION 5.02.  Negative Covenants.  So long as any
Revolving Loan, Swing Line Loan or Bid Rate Loan shall


                                52
PAGE
remain unpaid, or any Lender shall have any Commitment hereunder, the Borrower will not, without the written consent of the Required Lenders:

          (a)  Liens, Etc.   Create, incur, assume or suffer
to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien, or enter into any agreement with any other Person not to create any Lien, on or with respect to any of its properties of any character, whether now owned or hereafter acquired (other than, (i) in the case of the Borrower, capital stock of RBK Holdings owned by it and capital stock of the Borrower acquired in a Stock Repurchase and (ii) in the case of RBK Holdings or any other Subsidiary of the Borrower, capital stock of the Borrower owned by it), or sign or file, or permit any of its Subsidiaries to sign or file, under the Uniform Commercial Code of any jurisdiction, a financing statement that names the Borrower or any of its Subsidiaries, as debtor, or sign, or permit any of its Subsidiaries to sign, any security agreement authorizing any secured party thereunder to file such financing statement, or sell or assign, or permit any of its Subsidiaries to sell or assign, any accounts, excluding, however, from the operation of the foregoing restrictions the following:

          (i)  Permitted Liens; and

          (ii) Liens existing on the Closing Date and described on Schedule 5.02(a).

          (b)  Mergers, Etc.   Merge with or into or
consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets or, except to the extent permitted by Section 5.02(c) or Section 5.02(d), acquire all or substantially all of the assets of any Person that is not principally engaged, at the time of such acquisition, in the business of sporting goods, leisure products, sports or fitness clubs, sports or leisure services, footwear or sportswear apparel, or permit any of its Subsidiaries to do so, except that any of the Borrower's Subsidiaries may merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of all or substantially all of its assets to, the Borrower or any of its wholly-owned Subsidiaries, provided that at the time thereof and after giving effect thereto no Default exists.

          (c)  Sales, Etc. of Assets.   Sell, lease,
transfer or otherwise dispose of, or permit any of its Subsidiaries to sell, lease, transfer or otherwise dispose of, any of its assets (other than (i) in the case of the


                                53
PAGE

Borrower, capital stock of RBK Holdings owned by it and capital stock of the Borrower acquired in a Stock Repurchase and (ii) in the case of RBK Holdings or any other Subsidiary of the Borrower, capital stock of the Borrower owned by it), except (i) in the ordinary course of its business, (ii) in connection with a transaction permitted by Section 5.02(b),
(iii) sales or other transfers of assets to the Borrower or any of its wholly-owned Subsidiaries provided that at the time thereof and giving effect thereto no Default exists and provided, further, that the Borrower shall, at all times after the Closing Date, directly own and operate, itself and not through its interest in any Subsidiary, the United States domestic Reebok fitness footwear and apparel business and have a valid and enforceable license or other right to use, and do business under, the name "Reebok"; provided, however, that this Section 5.02(c) shall not apply, and the Borrower and its Subsidiaries shall not be prohibited hereby from selling, leasing, transferring or otherwise disposing of assets, if at the end of the fiscal quarter most recently ended prior to the consummation of any proposed sale, lease, transfer or other disposition of assets and, to the best of the Borrower's knowledge, on the date of consummation thereof, the Leverage Ratio was and is less than 0.50 and there exists on such date of consummation, both before and after giving effect to such sale, lease, transfer or other disposition, no Default; provided, further, that, notwithstanding the foregoing provision, the first and second provisos to clause (iii) of this Section 5.02(c) shall at all times continue to apply and be in full force and effect in respect of any proposed sale, lease, transfer or other disposition of any of its assets by the Borrower to any of its Subsidiaries.

          (d)  Change in Nature of Business.   Except in
connection with a sale, lease, transfer or other disposition of assets permitted under Section 5.02(c)(iii), make, or permit any of its Subsidiaries to make, any material change in the nature of the Borrower's business (considered on a consolidated basis) as carried on at the date hereof, provided, however, that the Borrower and its Subsidiaries may invest, in any fiscal year, up to, but not in excess of, an amount equal to 20% of Consolidated Total Assets, as determined at the end of the fiscal quarter ended immediately prior to the date on which any such investment is proposed to be made, to acquire capital stock of, or all or any substantial portion of the assets of, any other Person, or of any division or line of business of any other Person, which Person, or division of such Person, is engaged in, or such line of business constitutes, a line or lines of business other than sporting goods, sports or fitness clubs, sports or leisure services, leisure products, footwear,


                                54
PAGE
sportswear apparel or sports, health or fitness television or other media programming or one or more television networks carrying primarily such programming.

          (e)  Compliance with ERISA.   (i) Terminate, or
permit any ERISA Affiliate to terminate, any Plan so as to result in any material liability of the Borrower or any ERISA Affiliate to the PBGC or (ii) permit to exist any occurrence of any Reportable Event (as defined in Title IV of ERISA), or any other event or condition, that presents a material risk of such a termination by the PBGC of any Plan which would result in material liability of the Borrower or any ERISA Affiliate to the PBGC.

          (f)  Accounting Changes.   Make or permit, or
permit any of its Subsidiaries to make or permit, any change in accounting policies affecting the presentation of financial statements or reporting practices, except as required or permitted by GAAP.


                           ARTICLE VI

                       EVENTS OF DEFAULT


          SECTION 6.01.  Events of Default.  If any of the
following events ("Events of Default") shall occur and be continuing:

          (a) The Borrower shall fail to pay any principal of any Loan when the same becomes due and payable, or fail to pay, and such failure shall continue for three (3) Business Days, any interest on any Loan or any Fees or other amounts payable hereunder to the Administrative Agent or any Lender when the same becomes due and payable; or

          (b) Any representation or warranty made by the Borrower under or in connection herewith shall prove to have been incorrect in any material respect when made; or

          (c) (i) The Borrower shall fail to perform or observe any term, covenant or agreement contained in Section
5.01(c), 5.01(d), 5.01(i), 5.01(j), 5.01(k), or 5.02 of this
Agreement; or

               (ii)  The Borrower shall fail to perform any
other term, covenant or agreement contained herein on its part to be performed or observed if such failure shall remain unremedied for 30 days after written notice thereof


                                55
PAGE
shall have been given to the Borrower by the Administrative
Agent; or

          (d) The Borrower or any of its Subsidiaries shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any Debt that is outstanding in a principal amount of at least $10,000,000 in the aggregate (but excluding Debt outstanding hereunder) of the Borrower or such Subsidiary (as the case may be), when the same becomes due and payable (whether, by scheduled maturity, required prepayment, acceleration, demand or otherwise); or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt, or any such Debt shall be declared to be due and payable or required to be prepaid, redeemed, purchased or defeased (other than by a regularly scheduled required prepayment, redemption, purchase or defeasance), or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof, or the principal of any such Debt is not repaid in full upon the maturity thereof or in full or in part pursuant to any regularly scheduled required prepayment, redemption, repurchase or defeasance; or

          (e) (i) The Borrower or any of its Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; (ii) any proceeding shall be instituted by the Borrower or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; (iii) there shall be commenced against the Borrower or any of its Subsidiaries any proceeding referred to in clause (ii) which results in the entry of an order for relief or any such adjudication or appointment or remains undismissed, undischarged or unbonded for a period of 45 days; or (iv) the Borrower or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this Section 6.01(e); or

          (f) Any judgment or order for the payment of money in excess of $10,000,000 that is not covered by


                                56
PAGE
insurance shall be rendered against the Borrower or any of its Subsidiaries and there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect, unless such judgment or order shall have been vacated or satisfied, or dismissed or bonded pending appeal, or, in the case of a judgment or order the entire amount of which is covered by insurance, is the subject of a binding agreement with the plaintiff and the insurer covering payment therefor; or

          (g) Any non-monetary judgment or order shall be rendered against the Borrower or any of its Subsidiaries that is reasonably likely to have a material adverse effect on (i) the business, condition (financial or otherwise), operations, performance or properties of the Borrower or of the Borrower and its Subsidiaries, taken as a whole,
(ii) the ability of the Borrower to perform its obligations hereunder, or (iii) the rights and remedies of the Administrative Agent or the Lenders hereunder, and there shall be any period of 30 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect unless such judgment or order shall have been vacated, satisfied, discharged or bonded pending appeal; or

          (h) Any Person or group of related Persons (other than (i) RBK Holdings, only with respect to stock treated as treasury stock and (ii) Paul Fireman and his immediate family or his estate, heirs, executor, administrator or personal representative or a trust for the benefit of any of them or a corporation that is wholly-owned, beneficially and of record, by one or more of them, in either case so long as one or more of such Persons has the sole right to vote stock so held (collectively, the "Fireman Group")) shall at any time, for any reason, (A) beneficially own, directly or indirectly, 30% (or, if higher, the percentage of the outstanding capital stock of the Borrower owned at the applicable time by the Fireman Group) or more of the outstanding capital stock of the Borrower having voting power under ordinary circumstances to elect the Board of Directors of the Borrower or (B) have the power, directly or indirectly, to direct or cause the direction of the management and policies of the Borrower; or

          (i) Any ERISA Event shall have occurred with respect to a Plan and (i) liability arising from or relating to such ERISA Event shall not be paid within 30 days after such occurrence unless the same is disputed in good faith by appropriate proceedings and (ii) the sum (determined as of the date of occurrence of such ERISA Event) of such unpaid

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
liability and all other unpaid liabilities arising from or relating to ERISA Events which shall have occurred or exist with respect to any Plan is equal to or greater than $10,000,000; or

          (j)  Any of Borrower or any of its ERISA
Affiliates shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan that is not satisfied within 30 days after the same becomes due (unless the same is timely disputed in good faith by appropriate proceedings) and the sum (determined as of the date of such notification) of such amount and all other amounts required to be paid to Multiemployer Plans by such ERISA Affiliates in satisfaction of unpaid Withdrawal Liabilities (determined as of the date of such notification) exceeds $10,000,000; or

          (k) The Borrower or any ERISA Affiliate shall have committed a failure described in Section 302(f)(1) of ERISA and the amount determined under Section 302(f)(3) of ERISA is equal to or greater than $10,000,000;

then, and in any such event (other than such an event described in Section 6.01(e) with respect to the Borrower), the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Commitment of each Lender to make Loans to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Loans, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, and thereupon the Loans, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower. If an Event of Default occurs under
Section 6.01(e) with respect to the Borrower, then the Commitments shall automatically and immediately terminate, and the obligation of the Lenders to make any Loan hereunder, thereupon shall cease, and the unpaid principal amount of and any accrued interest on all of the Loans automatically shall become due and payable, without presentment, demand, protest, notice or other requirements of any kind, all of which are hereby expressly waived by the Borrower.

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
                           ARTICLE VII

                    THE ADMINISTRATIVE AGENT


          SECTION 7.01. Authorization and Action. Each Lender hereby appoints and authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for hereby (including, without limitation, enforcement or collection of the Debt resulting from the Loans), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders; provided, however, that the Administrative Agent shall not be required to take any action that exposes the Administrative Agent to personal liability or that is contrary to this Agreement or applicable law. The Administrative Agent agrees to give to each Lender (i) prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement, and (ii) a copy of any such notice given by the Borrower, if such Lender so requests.

          SECTION 7.02. Administrative Agent's Reliance, Etc. Neither the Administrative Agent, the Arranger or any of their directors, officers, Administrative Agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection herewith, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Administrative Agent: (i) may treat the Lender that made any Loan as the holder of the Debt resulting therefrom until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by such Lender, as assignor, and its assignee, as provided in
Section 8.07; (ii) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) and the Arranger make no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in

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
connection herewith; (iv) and the Arranger shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions hereof on the part of the Borrower or to inspect the property (including the books and records) of the Borrower;
(v) and the Arranger shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value hereof or any other instrument or document furnished pursuant hereto; and
(vi) shall incur no liability under or in respect hereof by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

          SECTION 7.03.  Credit Suisse and Affiliates.
With respect to its Commitment and the Loans made by it, Credit Suisse shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not the Administrative Agent and the Arranger; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include Credit Suisse in its individual capacity. Credit Suisse and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, the Borrower, any of its Subsidiaries and any Person who may do business with or own securities of the Borrower or any such Subsidiary, all as if Credit Suisse were not the Administrative Agent and the Arranger and without any duty to account therefor to the Lenders.

          SECTION 7.04.  Lender Credit Decision.  Each
Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or the Arranger or any other Lender and based on the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or the Arranger or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

          SECTION 7.05. Indemnification. The Lenders agree to indemnify the Administrative Agent and the Arranger (to the extent not promptly reimbursed by the Borrower), ratably according to the respective principal amounts of the Loans then owing to each of them (or if no Loans are at the time

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
outstanding or if any Loans are then owing to Persons that are not Lenders, ratably according to the respective amounts of their Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Administrative Agent or the Arranger in any way relating hereto or arising hereunder or any action taken or omitted by the Administrative Agent or the Arranger hereunder; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's or the Arranger's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent or the Arranger promptly upon demand for its ratable share of any costs and expenses payable by the Borrower under Section 8.04, to the extent that the Administrative Agent or the Arranger is not promptly reimbursed for such costs and expenses by the Borrower.

          SECTION 7.06.  Successor Administrative Agent.
The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower and may be removed at any time with or without cause by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Administrative Agent, which shall be a Lender or, if no Lender consents to act as Administrative Agent hereunder, a financial institution approved by the Borrower, and as to which the Borrower will not unreasonably withhold its approval. If no successor Administrative Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank organized under the laws of (or having a lending branch within) the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000 which is acceptable to the Borrower, and as to which the Borrower will not unreasonably withhold its approval. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged

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
from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this
Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.


                          ARTICLE VIII

                          MISCELLANEOUS


          SECTION 8.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and such amendment, waiver or consent shall be consented to in one or more writings signed by or consented to by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by or consented to by all the Lenders, do any of the following:
(i) waive any of the conditions specified in (x) Section 3.01, (y) in the case of the initial Borrowing,
Section 3.02, or (z) Section 3.03, (ii) change the definition of the term "Required Lenders", the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans, or the number of Lenders, that shall be required for the Lenders or any of them to take any action hereunder, (iii) amend this Section 8.01, (iv) increase the Commitments of the Lenders or subject the Lenders to any additional obligations, (v) reduce the principal of, or interest on, the Loans or any fees or other amounts payable hereunder or (vi) postpone any date fixed for any payment of principal of, or interest on, the Loans or any fees or other amounts payable hereunder; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement.

          SECTION 8.02. Notices, Etc. All notices, demands and other communications provided for hereunder shall be in writing (including telegraphic, telecopy, telex or cable communication) and mailed, telegraphed, telecopied, telexed, cabled or delivered:

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
if to the Borrower:               Reebok International Ltd.
                                  100 Technology Center Drive
                                  Stoughton, Massachusetts  02072
                                  Attn:  Treasurer

if to any Lender
signatory hereto:                 at its Domestic Lending Office
                                  specified opposite its name on
                                  Schedule I hereto

if to any other Lender:           at its Domestic Lending Office
                                  specified in the Assignment and
                                  Acceptance pursuant to which it
                                  became a Lender

if to the                         12 East 49th Street
Administrative Agent:             New York, New York  10017
                                  Attention:  Administrative
                                  Assistant -- Syndications
                                  Department, Credit Suisse/Ref.:
                                  Reebok

or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall be effective (i) when received, if mailed or delivered, or
(ii) when delivered to the telegraph company, transmitted by telecopier, confirmed by telex answerback or delivered to the cable company, respectively, except that notices and communications to the Administrative Agent pursuant to
Article II, III or VII shall not be effective until received by the Administrative Agent.

          SECTION 8.03. No Waiver; Remedies. No failure on the part of any Lender or the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 8.04.  Costs and Expenses.  (a)  The
Borrower agrees to pay on demand (i) all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment hereof (including, without limitation, (A) all due diligence, transportation, computer, duplication, appraisal, audit, insurance, consultant, search, filing and recording fees and

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
expenses and (B) the reasonable fees and expenses of counsel for the Administrative Agent with respect thereto, with respect to advising the Administrative Agent as to its rights and responsibilities, or the perfection, protection or preservation of rights or interests, hereunder and with respect to negotiations with the Borrower regarding any Default or any events or circumstances that may give rise to a Default), (ii) all reasonable out-of-pocket costs and expenses of the Arranger in connection herewith, including, without limitation, expenses of the type described in clauses (i)(A) and (i)(B) above, and (iii) all costs and expenses of the Administrative Agent and the Lenders in connection with the enforcement hereof, whether in any action, suit or litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or otherwise (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent and each Lender with respect thereto).

          (b) The Borrower agrees to indemnify and hold harmless the Administrative Agent and each Lender and each of their Affiliates and their respective officers, directors, employees, Administrative Agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with this Agreement or the transactions contemplated hereby or thereby, whether or not an Indemnified Party is a party thereto and whether or not the transactions contemplated hereby are consummated, except to the extent such claim, damage, loss, liability or expense
(i) is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct or (ii) arises from any legal proceeding brought against a Lender by or on behalf of the Borrower in which such Lender is found in a final, non-appealable judgment by a court of competent jurisdiction to have failed to perform its obligations under Section 2.01 hereof or (iii) arises from any legal proceedings commenced against any Lender by any other Lender or the Administrative Agent.

          SECTION 8.05. Right of Set-off. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Loans due and payable pursuant to the provisions of Section 6.01, each Lender is hereby authorized at any time and from time to time, to the

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
fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender or any bank controlling such Lender to or for the credit or the account of the Borrower against any and all of the Obligations of the Borrower now or hereafter existing under this Agreement, irrespective of whether such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.

          SECTION 8.06.  Binding Effect.   This Agreement
shall become effective when it shall have been executed by the Borrower and the Administrative Agent and when the Administrative Agent shall have been notified by each Lender that such Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights or obligations hereunder or any interest herein without the prior written consent of the Lenders and the Lenders may assign their respective rights or obligations hereunder or any interest herein only in accordance with Section 8.07.

          SECTION 8.07.  Assignments and Participations.

          (a) Each Lender may assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Loans owing to it); provided, however, that (i) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of $2,500, (ii) the Borrower shall have consented to such assignment, such consent not to be unreasonably withheld (such consent shall not be required
(x) if the Assignee shall be a Lender under this Agreement at the time immediately preceding such assignment or (y) as set forth in the last sentence of this subsection 8.07(a)),
(iii) the Commitment amount of the assigning Lender being assigned shall in no event be less than the lesser of
(x) the entire Commitment of such Lender at such time or

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
(y) $6,666,666.66 and (iv) such assignment shall be effected contemporaneously with an assignment to the same bank or other entity of a constant percentage of all of the assigning Lender's rights and obligations under and in respect of that certain 364-day $200,000,000 Credit Agreement dated as of even date herewith among the Borrower, the Lenders, the Administrative Agent and the Arranger.
Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five Business Days after the delivery thereof to the Administrative Agent or, if so specified in such Assignment and Acceptance, the date of acceptance thereof by the Administrative Agent, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto, except that such Lender shall continue to be an "Indemnified Party" under Section 8.04(b)). Notwithstanding any of the foregoing or any other provision herein, any Lender may at any time (without the consent of the Borrower being required) assign all or any portion of its rights under this Agreement including, without limitation, its Loans, to (i) a Federal Reserve Bank as collateral in accordance with Regulation A of the Board of Governors of the Federal Reserve System and the applicable circular of such Federal Reserve Bank or (ii) any Affiliate of such Lender (provided, that for purposes of this Section 8.07(a) only, the amount "5%" set forth in the definition of "Affiliate" shall be deemed to be "51%"). In order to facilitate an assignment to a Federal Reserve Bank in accordance with clause (i) of the previous sentence, the Borrower shall, at the request of the assigning Lender, promptly execute and deliver to such assigning Lender a note, in a form reasonably acceptable to the Administrative Agent and the Borrower, evidencing the Loans made to the Borrower by the assigning Lender hereunder.

          (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender

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
makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto;
(ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto;
(iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Administrative Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee appoints and authorizes the Administrative Agent to take such action as Administrative Agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender.

          (c) The Administrative Agent shall maintain at its address referred to in Section 8.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (d)  Upon its receipt of an Assignment and
Acceptance executed by an assigning Lender and its assignee, the Administrative Agent shall, if such Assignment and

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
Acceptance has been completed and is in substantially the form of Exhibit A hereto and relates to an assignment that complies with Section 8.07(a), (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower.

          (e) Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments and the Loans owing to it); provided, however, that (i) such Lender's obligations under this Agreement (including, without limitation, its Commitment to the Borrower hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and (iv) no participant under such participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of or interest on the Loans or any fees or other amounts payable hereunder, in each case to the extent subject to such participation, or postpone any date fixed for any payment of principal of or interest on the Loans or any fees or other amounts payable hereunder, in each case to the extent subject to such participation.

          (f)  Any Lender may, in connection with any
assignment or participation or proposed assignment or participation pursuant to this Section 8.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided, however, that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any confidential information relating to the Borrower received by it from such Lender.

          SECTION 8.08.  Confidentiality.   Each Lender
agrees to maintain any Confidential Information that it may receive from the Borrower or one of its Subsidiaries pursuant to this Agreement confidential and that it shall not disclose such information to third parties without the prior consent of the Borrower, except for disclosure:
(a) to legal counsel, accountants and other professional

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
advisors to the Lender; (b) to regulatory officials having jurisdiction over the Lender; (c) as required by law or legal process or in connection with any legal proceeding to which the Lender is a party or is otherwise subject; and
(d) to another financial institution in connection with a disposition or proposed disposition of all or part of a Lender's interests hereunder, whether by participation, assignment or other transfer, which financial institution shall have agreed in writing to be subject to the confidentiality provisions of this Section 8.08.

          SECTION 8.09.  Governing Law; Submission to
Jurisdiction.

          (a)  THIS AGREEMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW
YORK.

          (b) The Borrower hereby expressly and irrevocably agrees and consents that any suit, action or proceeding arising out of or relating to this Agreement and the transactions contemplated herein may be instituted by the Administrative Agent or any Lender in any State or Federal court sitting in the County of New York, State of New York, United States of America and, by the execution and delivery of this Agreement, the Borrower expressly waives any objection that it may have now or hereafter to the laying of the venue or to the jurisdiction of any such suit, action or proceeding, and irrevocably submits generally and unconditionally to the jurisdiction of any such court in any such suit, action or proceeding.

          (c) The Borrower agrees that service of process may be made on the Borrower by personal service of a copy of the summons and complaint or other legal process in any such suit, action or proceeding, or by registered or certified mail (postage prepaid) to the address of the Borrower specified in Section 8.02, or by any other method of service provided for under the applicable laws in effect in the State of New York.

          (d) Nothing contained in subsections (b) or (c) hereof shall preclude the Administrative Agent, the Arranger or any Lender from bringing any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in the courts of any place where the Borrower or any of the Borrower's property or assets may be found or located. To the extent permitted by the applicable laws of any such jurisdiction, the Borrower hereby irrevocably submits to the jurisdiction of any such court and expressly waives, in respect of any such suit, action or proceeding,

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
the jurisdiction of any other court or courts which now or hereafter, by reason of its present or future domicile, or otherwise, may be available to it.

          (e)  IN ANY ACTION OR PROCEEDING TO ENFORCE OR
DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS
AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR
AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED
IN CONNECTION HEREWITH, THE BORROWER, THE ADMINISTRATIVE
AGENT, THE ARRANGER AND EACH LENDER EACH HEREBY AGREES, TO
THE EXTENT PERMITTED BY LAW, THAT ANY SUCH ACTION OR
PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A
JURY AND HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY
JURY IN ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM ARISING
OUT OF OR RELATING HERETO OR TO THE TRANSACTIONS
CONTEMPLATED HEREBY; AND THE BORROWER, THE ADMINISTRATIVE
AGENT, THE ARRANGER AND EACH LENDER EACH HEREBY WAIVES, TO
THE EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY HAVE
THAT SUCH ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN
INCONVENIENT FORUM.

          SECTION 8.10.  Execution in Counterparts.   This
Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused
this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                              REEBOK
                              INTERNATIONAL LTD.,
                              as Borrower

                              By: /S/ PAUL R. DUNCAN
                                 Name: Paul R. Duncan
                                 Title: Executive Vice President
                                      and Chief Financial Officer


                              CREDIT SUISSE, as
                              Administrative Agent and as
                              Arranger

                              By: /S/ LYNN ALLEGAERT
                                 Name: Lynn Allegaert
                                 Title:Member of SeniorManagement


                              By: /S/ MATT MOSER
                                 Name: Matt Moser
                                 Title: Associate


                              Lenders:
                              CREDIT SUISSE

                              By: /S/ LYNN ALLEGAERT
                                 Name: Lynn Allegaert
                                 Title:Member of SeniorManagement


                              By: /S/ MATT MOSER
                                 Name: Matt Moser
                                 Title: Associate









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                              ABN AMRO BANK N.V.

                              By: /S/ JAMES E. DAVIS
                                 Name: James E. Davis
                                 Title: Vice President


                              By: /S/ E.O. MAY
                                 Name: E.O. May
                                 Title: GVP


                              CIBC, INC.

                              By: /S/ JUDITH DOMKOWSKI
                                 Name: Judith Domkowski
                                 Title: VP


                              CITIBANK, N.A.

                              By: /S/ W. DWIGHT RAIFORD
                                 Name: W. Dwight Raiford
                                 Title: V.P.


                              CREDIT LYONNAIS NEW YORK
                              BRANCH

                              By: /S/ ROBERT IVOSEVICH
                                 Name: Robert Ivosevich
                                 Title: Senior Vice President


                              CREDIT LYONNAIS CAYMAN ISLAND
                              BRANCH

                              By: /S/ ROBERT IVOSEVICH
                                 Name: Robert Ivosevich
                                 Title: Authorized Signature










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                              ISTITUTO BANCARIO SAN PAOLO DI
                              TORINO

                              By: /S/ GERARD M. MCKENNA
                                 Name: Gerard M. McKenna
                                 Title: Vice President


                              STANDARD CHARTERED BANK

                              By: /S/ DAVID GODWIN
                                 Name: David Godwin
                                 Title: Vice President


                              THE BANK OF TOKYO TRUST
                              COMPANY

                              By: /S/ MICHAEL J. CRONIN
                                 Name: Michael J. Cronin
                                 Title: Vice President


                              THE FIRST NATIONAL BANK OF
                              BOSTON

                              By: /S/ RICHARD D. HILL, JR.
                                 Name: Richard D. Hill, Jr.
                                 Title: Vice President


                              WACHOVIA BANK OF GEORGIA, N.A.

                              By: /S/ LINDA M. HARRIS
                                 Name: Linda M. Harris
                                 Title: SVP














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